Document and Entity Information	12 Months Ended
Dec. 31, 2011
Document and Entity Information [Abstract]
Entity Registrant Name	CANADIAN PACIFIC RAILWAY LTD/CN
Entity Central Index Key	0000016875
Document Type	40-F
Document Period End Date	Dec 31, 2011
Amendment Flag	false
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY
Current Fiscal Year End Date	--12-31
Entity Current Reporting Status	Yes
Entity Common Stock, Shares Outstanding	169,993,842

Consolidated Statement of Income (CAD) In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Revenues
Freight	5,052	4,853	4,280
Other	125	128	122
Total revenues	5,177	4,981	4,402
Operating expenses
Compensation and benefits	1,426	1,431	1,307
Fuel	968	728	580
Materials	243	214	217
Equipment rents	209	206	226
Depreciation and amortization	490	489	483
Purchased services and other	874	797	783
Gain on sales of significant properties (Note 3)			(79)
Loss on termination of lease with shortline railway (Note 5)			55
Total operating expenses	4,210	3,865	3,572
Operating income	967	1,116	830
Gain on sale of partnership interest (Note 4)			81
Less:
Other income and charges (Note 6)	18	(12)	12
Net interest expense (Note 7)	252	257	268
Income before income tax expense	697	871	631
Income tax expense (Note 8)	127	220	81
Net income	570	651	550
Earnings per share (Note 9)
Basic earnings per share	3.37	3.86	3.31
Diluted earnings per share	3.34	3.85	3.3
Weighted-average number of shares (millions)
Basic	169.5	168.8	166.3
Diluted	170.6	169.2	166.8
Dividends declared per share	1.17	1.0575	0.99

Consolidated Statement of Comprehensive Income (CAD) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Comprehensive income
Net income	570	651	550
Net gain in foreign currency translation adjustments, net of hedging activities		18	3
Change in derivatives designated as cash flow hedges	(7)	2	7
Change in pension and post-retirement defined benefit plans	(883)	(460)	(662)
Other comprehensive loss before income taxes	(890)	(440)	(652)
Income tax recovery	240	99	132
Other comprehensive loss	(650)	(341)	(520)
Comprehensive (loss) income	(80)	310	30

Consolidated Balance Sheet (CAD) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Current assets
Cash and cash equivalents (Note 12)	47	361
Accounts receivable, net (Note 13)	518	459
Materials and supplies	138	114
Deferred income taxes (Note 8)	101	222
Other current assets	52	48
Total current assets	856	1,204
Investments (Note 14)	167	145
Net properties (Note 15)	12,752	11,997
Goodwill and intangible assets (Note 17)	192	190
Other assets (Note 18)	143	140
Total assets	14,110	13,676
Current liabilities
Short-term borrowing (Note 29)	27	0
Accounts payable and accrued liabilities (Note 19)	1,133	1,008
Long-term debt maturing within one year (Note 20)	50	282
Total current liabilities	1,210	1,290
Pension and other benefit liabilities (Note 26)	1,372	1,116
Other long-term liabilities (Note 22)	365	468
Long-term debt (Note 20)	4,695	4,033
Deferred income taxes (Note 8)	1,819	1,945
Total liabilities	9,461	8,852
Shareholders' equity
Share capital (Note 25), Authorized unlimited common shares without par value. Issued and outstanding are 170.0 million and 169.2 million at December 31, 2011 and 2010 respectively.	1,854	1,813
Authorized unlimited number of first and second preferred shares; none outstanding
Additional paid-in capital	86	24
Accumulated other comprehensive loss (Note 10)	(2,736)	(2,086)
Retained earnings	5,445	5,073
Total Shareholders' equity	4,649	4,824
Total liabilities and shareholders' equity	14,110	13,676
Commitments and contingencies (Note 29)

Consolidated Balance Sheet (Parenthetical) (CAD)	Dec. 31, 2011	Dec. 31, 2010
Consolidated Balance Sheet [Abstract]
Common stock, shares authorized without par value	Unlimited	Unlimited
Common stock, par value
Common stock, shares issued	170,000,000	169,200,000
Common stock, shares outstanding	170,000,000	169,200,000
First preferred stock, shares authorized	Unlimited	Unlimited
Second preferred stock, shares authorized	Unlimited	Unlimited
Preferred stock, shares outstanding

Consolidated Statement of Cash Flows (CAD) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Operating activities
Net income	570	651	550
Reconciliation of net income to cash provided by operating activities:
Depreciation and amortization	490	489	483
Deferred income taxes (Note 8)	187	211	133
Gain on sale of partnership interest (Note 4)			(81)
Gain on sales of significant properties (Note 3)			(79)
Pension funding in excess of expense (Note 26)	(647)	(801)	(572)
Other operating activities, net	(112)	(32)	(86)
Change in non-cash working capital balances related to operations (Note 11)	24	(16)	103
Cash provided by operating activities	512	502	451
Investing activities
Additions to properties (Note 15)	(1,104)	(726)	(703)
Proceeds from sale of properties and other assets	71	89	337
Other	(11)	2	7
Cash used in investing activities	(1,044)	(635)	(359)
Financing activities
Dividends paid	(193)	(174)	(163)
Issuance of common shares (Note 25)	29	32	514
Collection of receivable from financial institution (Note 13)		220
Issuance of long-term debt (Note 20)	757	355	873
Repayment of long-term debt	(401)	(613)	(618)
Net increase (decrease) in short-term borrowing	28	9	(150)
Other	(3)	3	34
Cash provided by (used in) financing activities	217	(168)	490
Effect of foreign currency fluctuations on U.S. dollar-denominated cash and cash equivalents	1	(17)	(20)
Cash position
(Decrease) increase in cash and cash equivalents	(314)	(318)	562
Cash and cash equivalents at beginning of year	361	679	117
Cash and cash equivalents at end of year (Note 12)	47	361	679
Supplemental disclosures of cash flow information:
Income taxes paid (refunded)	4	8	(39)
Interest paid	271	347	289

Consolidated Statement of Changes in Shareholders' Equity (CAD) In Millions	Total	Share capital	Additional paid-in capital	Accumulated other comprehensive loss	Retained earnings [Member]
Balance at Dec. 31, 2008	4,275	1,242	41	(1,225)	4,217
Net income	550				550
Other comprehensive loss (Note 10)	(520)			(520)
Dividends declared	(166)				(166)
Shares issued (Note 25)	495	495
Effect of stock-based compensation (recovery) expense	(2)		(2)
Shares issued under stock option plans (Note 25)	26	34	(8)
Balance at Dec. 31, 2009	4,658	1,771	31	(1,745)	4,601
Net income	651				651
Other comprehensive loss (Note 10)	(341)			(341)
Dividends declared	(179)				(179)
Effect of stock-based compensation (recovery) expense	1		1
Shares issued under stock option plans (Note 25)	34	42	(8)
Balance at Dec. 31, 2010	4,824	1,813	24	(2,086)	5,073
Net income	570				570
Other comprehensive loss (Note 10)	(650)			(650)
Dividends declared	(198)				(198)
Effect of stock-based compensation (recovery) expense	16		16
Change to stock compensation awards (Note 27)	57		57
Shares issued under stock option plans (Note 25)	30	41	(11)
Balance at Dec. 31, 2011	4,649	1,854	86	(2,736)	5,445

Nature of Operations	12 Months Ended
Dec. 31, 2011
Nature of Operations [Abstract]
Nature of Operations

Canadian Pacific Railway Limited (“CPRL”), through its subsidiaries (collectively referred to as “CP” or “the Company”), operates a transcontinental railway in Canada and the United States. CP provides rail and intermodal transportation services over a network of approximately 14,700 miles, serving the principal business centres of Canada from Montreal, Quebec, to Vancouver, British Columbia, and the U.S. Northeast and Midwest regions. CP’s railway network feeds directly into the U.S. heartland from the East and West coasts. Agreements with other carriers extend the Company’s market reach east of Montreal in Canada, throughout the U.S. and into Mexico. CP transports bulk commodities, merchandise freight and intermodal traffic. Bulk commodities include grain, coal, sulphur and fertilizers. Merchandise freight consists of finished vehicles and automotive parts, as well as forest and industrial and consumer products. Intermodal traffic consists largely of retail goods in overseas containers that can be transported by train, ship and truck, and in domestic containers and trailers that can be moved by train and truck.

Summary of significant accounting policies	12 Months Ended
Dec. 31, 2011
Summary of significant accounting policies [Abstract]
Summary of significant accounting policies

1    Summary of significant accounting policies

U.S. Generally accepted accounting principles (“GAAP”)

These consolidated financial statements are expressed in Canadian dollars and have been prepared in accordance with GAAP as codified in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification.

Principles of consolidation

These consolidated financial statements include the accounts of CP and all of its subsidiaries. The Company’s investments in which it has significant influence are accounted for using the equity method. All intercompany accounts and transactions have been eliminated.

Use of estimates

The preparation of these consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the period, the reported amounts of assets and liabilities, and the disclosure of contingent assets and liabilities at the date of the financial statements. Management regularly reviews its estimates, including those related to investments, restructuring and environmental liabilities, pensions and other benefits, depreciable lives of properties and intangible assets, goodwill, stock-based compensation, deferred income tax assets and liabilities, as well as legal and personal injury liabilities based upon currently available information. Actual results could differ from these estimates.

Principal subsidiaries

The following list sets out CPRL’s principal railway operating subsidiaries, including the jurisdiction of incorporation. All of these subsidiaries are wholly owned, directly or indirectly, by CPRL as of December 31, 2011.

Principal subsidiary	Incorporated under the laws of

Canadian Pacific Railway Company	Canada
Soo Line Railroad Company (“Soo Line”)	Minnesota
Delaware and Hudson Railway Company, Inc. (“D&H”)	Delaware
Dakota, Minnesota & Eastern Railroad Corporation (“DM&E”)	Delaware
Mount Stephen Properties Inc. (“MSP”)	Canada

Revenue recognition

Railway freight revenues are recognized based on the percentage of completed service method. The allocation of revenue between reporting periods is based on the relative transit time in each reporting period with expenses recognized as incurred. Volume rebates to customers are accrued as a reduction of freight revenues based on estimated volume and contract terms as freight service is provided. Other revenue, including passenger revenue, revenue from leasing certain assets and switching fees, is recognized as service is performed or contractual obligations are met. Revenues are presented net of taxes collected from customers and remitted to government authorities.

Cash and cash equivalents

Cash and cash equivalents includes highly-liquid short-term investments that are readily convertible to cash with original maturities of three months or less.

Foreign currency translation

Assets and liabilities denominated in foreign currencies, other than those held through foreign subsidiaries, are translated into Canadian dollars at the year-end exchange rate for monetary items and at the historical exchange rates for non-monetary items. Foreign currency revenues and expenses are translated at the exchange rate in effect on the dates of the related transactions. Foreign currency gains and losses, other than those arising from the translation of the Company’s net investment in foreign subsidiaries, are included in income.

The accounts of the Company’s foreign subsidiaries are translated into Canadian dollars using the year-end exchange rate for assets and liabilities and the average exchange rates during the year for revenues, expenses, gains and losses. Exchange gains and losses arising from translation of these foreign subsidiaries’ accounts are included in “Other comprehensive loss”. The majority of U.S. dollar-denominated long-term debt has been designated as a hedge of the net investment in foreign subsidiaries. As a result, unrealized foreign exchange (“FX”) gains and losses on this U.S. dollar-denominated long-term debt are offset against foreign exchange gains and losses arising from translation of foreign subsidiaries’ accounts in “Other comprehensive loss”.

Pensions and other benefits

Pension costs are actuarially determined using the projected-benefit method prorated over the credited service periods of employees. This method incorporates management’s best estimates of expected plan investment performance, salary escalation and retirement ages of employees. The expected return on fund assets is calculated using market-related asset values developed from a five-year average of market values for the fund’s public equity securities (with each prior year’s market value adjusted to the current date for assumed investment income during the intervening period) plus the market value of the fund’s fixed income, real estate and infrastructure securities, subject to the market-related asset value not being greater than 120% of the market value nor being less than 80% of the market value. The discount rate used to determine the projected benefit obligation is based on blended market interest rates on high-quality corporate debt instruments with matching cash flows. Unrecognized actuarial gains and losses in excess of 10% of the greater of the benefit obligation and the market-related value of plan assets are amortized over the expected average remaining service period of active employees expected to receive benefits under the plan (approximately 10 years). Prior service costs arising from collectively bargained amendments to pension plan benefit provisions are amortized over the term of the applicable union agreement. Prior service costs arising from all other sources are amortized over the expected average remaining service period of active employees who are expected to receive benefits under the plan at the date of amendment.

Costs for post-retirement and post-employment benefits other than pensions, including post-retirement health care and life insurance and some workers’ compensation and long-term disability benefits in Canada, are actuarially determined and accrued on a basis similar to pension costs.

The over or under funded status of defined benefit pension and other post-retirement benefit plans are recognized on the balance sheet. The over or under funded status is measured as the difference between the fair value of the plan assets and the benefit obligation. In addition, any unrecognized actuarial gains and losses and prior service costs and credits that arise during the period are recognized as a component of “Other comprehensive loss”, net of tax.

Gains and losses on post-employment benefits that do not vest or accumulate, including some workers’ compensation and long-term disability benefits in Canada, are included immediately in income as “Compensation and benefits”.

Materials and supplies

Materials and supplies are carried at the lower of average cost and market.

Properties

Fixed asset additions and major renewals are recorded at cost, including direct costs, attributable indirect costs and carrying costs, less accumulated depreciation and any impairments. When there is a legal obligation associated with the retirement of property, plant and equipment, a liability is initially recognized at its fair value and a corresponding asset retirement cost is added to the gross book value of the related asset and amortized to expense over the estimated term to retirement. The Company reviews the carrying amounts of its properties whenever changes in circumstances indicate that such carrying amounts may not be recoverable based on future undiscounted cash flows. When such properties are determined to be impaired, recorded asset values are revised to the fair value.

The Company recognizes expenditures as additions to properties or operating expenses based on whether the expenditures increase the output or service capacity, lower the associated operating costs or extend the useful life of the properties and whether the expenditures exceed minimum physical and financial thresholds.

Much of the additions to properties, both new and replacement properties, are self-constructed. These are initially recorded at cost, including direct costs and attributable indirect costs, overheads and carrying costs. Direct costs include, among other things, labour costs, purchased services, equipment costs and material costs. Attributable indirect costs and overheads include incremental long-term variable costs resulting from the execution of capital projects. Indirect costs include largely local crew facilities, highway vehicles, work trains and area management costs. Overheads primarily include a portion of the cost of the Company’s engineering department which plans, designs and administers these capital projects. These costs are allocated to projects by applying a measure consistent with the nature of the cost based on cost studies. For replacement properties, dismantling work is performed concurrently with the installation, the project costs are allocated to dismantling and installation based on cost studies.

Ballast programs including undercutting, shoulder ballasting and renewal programs which form part of the annual track program are capitalized as this work, and the related added ballast material, significantly improves drainage which in turn extends the life of ties and other track materials. These costs are tracked separately from the underlying assets and depreciated over the period to the next estimated similar ballast program. Spot replacement of ballast is considered a repair which is expensed as incurred.

The cost of large refurbishments are capitalized and locomotive overhauls are expensed as incurred.

The Company capitalizes development costs for major new computer systems.

The Company follows group depreciation which groups assets which are similar in nature and have similar economic lives. The property groups are depreciated based on their expected economic lives determined by studies of historical retirements of properties in the group and engineering estimates of changes in current operations and of technological advances. Actual use and retirement of assets may vary from current estimates, which would impact the amount of depreciation expense recognized in future periods.

When depreciable property is retired or otherwise disposed of in the normal course of business, the book value, less net salvage proceeds, is charged to accumulated depreciation and if different than the assumptions under the depreciation study could potentially result in adjusted depreciation expense over a period of years. However, when removal costs exceed the salvage value on assets and the Company had no legal obligation to remove the assets, the removal costs incurred are charged to income in the period in which the assets are removed and are not charged to accumulated depreciation.

For the sale or retirement of larger groups of depreciable assets that are unusual and were not considered in depreciation studies, CP records a gain or loss for the difference between net proceeds and net book value of the assets sold or retired.

Depreciation is calculated on the straight-line basis at rates based on the estimated service life, taking into consideration the projected annual usage of depreciable property, except for rail and other track material in the U.S., which is based directly on usage.

Equipment under capital lease is included in properties and depreciated over the period of expected use.

Assets held for sale

Assets to be disposed that meet the held for sale criteria are reported at the lower of their carrying amount and fair value, less costs to sell, and are no longer depreciated.

Goodwill and intangible assets

Goodwill represents the excess of the purchase price over the fair value of identifiable net assets upon acquisition of a business. Goodwill is assigned to the reporting units that are expected to benefit from the business acquisition which, after integration of operations with the railway network, may be different than the acquired business.

The carrying value of goodwill, which is not amortized, is assessed for impairment annually in the fourth quarter of each year, or more frequently as economic events dictate. The fair value of the reporting unit is compared to its carrying value, including goodwill. If the fair value of the reporting unit is less than its carrying value goodwill is potentially impaired. The impairment charge that would be recognized is the excess of the carrying value of the goodwill over the fair value of the goodwill, determined in the same manner as in a business combination.

Intangible assets with finite lives are amortized on a straight-line basis over the estimated useful lives of the respective assets. The option to expand the track network has an amortization period of 100 years. Favourable leases, customer relationships and interline contracts have amortization periods ranging from four to 20 years. When there is a change in the estimated useful life of an intangible asset with a finite life, amortization is adjusted prospectively.

Financial instruments

Financial instruments are contracts that give rise to a financial asset of one party and a financial liability or equity instrument of another party.

Financial instruments are recognized initially at fair value, which is the amount of consideration that would be agreed upon in an arm’s length transaction between willing parties.

Subsequent measurement depends on how the financial instrument has been classified. Accounts receivable and investments, classified as loans and receivables, are measured at amortized cost, using the effective interest method. Certain equity investments, classified as available for sale, are recognized at cost as fair value cannot be reliably established. Cash and cash equivalents and long-term floating rate notes are classified as held for trading and are measured at fair value. Accounts payable, accrued liabilities, short-term borrowings, dividends payable, other long-term liabilities and long-term debt, classified as financial liabilities, are also measured at amortized cost.

Derivative financial instruments

Derivative financial and commodity instruments may be used from time to time by the Company to manage its exposure to risks relating to foreign currency exchange rates, stock-based compensation, interest rates and fuel prices. When CP utilizes derivative instruments in hedging relationships, CP identifies, designates and documents those hedging transactions and regularly tests the transactions to demonstrate effectiveness in order to continue hedge accounting.

All derivative instruments are classified as held for trading and recorded at their fair value. Any change in the fair value of derivatives not designated as hedges is recognized in the period in which the change occurs in the Consolidated Statement of Income in the line item to which the derivative instrument is related. On the Consolidated Balance Sheet they are classified in “Other assets”, “Other long-term liabilities” and “Other current assets” or “Accounts payable and accrued liabilities” as applicable. Gains and losses arising from derivative instruments affect the following income statement lines: “Revenues”, “Compensation and benefits”, “Fuel”, “Other income and charges”, and “Net interest expense”.

For fair value hedges, the periodic change in value is recognized in income, on the same line as the changes in values of the hedged items are also recorded. For a cash flow hedge, the change in value of the effective portion is recognized in “Other comprehensive loss”. Any ineffectiveness within an effective cash flow hedge is recognized in income as it arises in the same income account as the hedged item. Should a cash flow hedge relationship become ineffective, previously unrealized gains and losses remain within “Accumulated other comprehensive loss” until the hedged item is settled and, prospectively, future changes in value of the derivative are recognized in income. The change in value of the effective portion of a cash flow hedge remains in “Accumulated other comprehensive loss” until the related hedged item settles, at which time amounts recognized in “Accumulated other comprehensive loss” are reclassified to the same income or balance sheet account that records the hedged item.

In the Consolidated Statement of Cash Flows, cash flows relating to derivative instruments designated as hedges are included in the same line as the related hedged item.

The Company from time to time enters into foreign exchange forward contracts to hedge anticipated sales in U.S. dollars, the related accounts receivable and future capital acquisitions. Foreign exchange translation gains and losses on foreign currency-denominated derivative financial instruments used to hedge anticipated U.S. dollar-denominated sales are recognized as an adjustment of the revenues when the sale is recorded. Those used to hedge future capital acquisitions are recognized as an adjustment of the property amount when the acquisition is recorded.

The Company also occasionally enters into foreign exchange forward contracts as part of its short-term cash management strategy. These contracts are not designated as hedges due to their short-term nature and are carried on the Consolidated Balance Sheet at fair value. Changes in fair value are recognized in income in the period in which the change occurs.

The Company enters into interest rate swaps to manage the risk related to interest rate fluctuations. These swap agreements require the periodic exchange of payments without the exchange of the principal amount on which the payments are based. Interest expense on the debt is adjusted to include the payments owing or receivable under the interest rate swaps.

The Company from time to time enters into bond forwards to fix interest rates for anticipated issuances of debt. These agreements are usually accounted for as cash flow hedges with gains and losses recorded in “Accumulated other comprehensive loss” and amortized to “Net interest expense” in the period that interest on the related debt is charged.

The Company has a fuel-hedging program under which CP acquires crude oil and/or diesel future contracts for a portion of its diesel fuel purchases to reduce the risk of price volatility affecting future cash flows. These agreements are usually accounted for as cash flow hedges, however, on occasion derivatives of a short-term duration may not be designated as a hedge for accounting purposes. The gains or losses on the hedge contracts are applied against the corresponding fuel purchases in the period during which the hedging contracts mature.

The Company entered into derivatives called Total Return Swaps (“TRS”) to mitigate fluctuations in tandem share appreciation rights (“TSAR”), deferred share units (“DSU”) and restricted share units (“RSU”). These are not designated as hedges and are recorded at market value with the offsetting gain or loss reflected in “Compensation and benefits”.

Restructuring accrual

Restructuring liabilities are recorded at their present value. The discount related to liabilities is amortized to “Compensation and benefits” over the payment period. Provisions for labour restructuring are recorded in “Other long-term liabilities”, except for the current portion, which is recorded in “Accounts payable and accrued liabilities”.

Environmental remediation

Environmental remediation accruals, recorded on an undiscounted basis, cover site-specific remediation programs. Provisions for environmental remediation costs are recorded in “Other long-term liabilities”, except for the current portion, which is recorded in “Accounts payable and accrued liabilities”.

Income taxes

The Company follows the liability method of accounting for income taxes. Deferred income tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities using enacted tax rates and laws that will be in effect when the differences are expected to reverse. The effect of a change in income tax rates on deferred income tax assets and liabilities is recognized in income in the period during which the change occurs.

When appropriate, the Company records a valuation allowance against deferred tax assets to reflect that these tax assets may not be realized. In determining whether a valuation allowance is appropriate, we consider whether it is more likely than not that all or some portion of our deferred tax assets will not be realized, based on management’s judgments using available evidence about future events.

At times, tax benefit claims may be challenged by a tax authority. Tax benefits are recognized only for tax positions that are more likely than not sustainable upon examination by tax authorities. The amount recognized is measured as the largest amount of benefit that is greater than 50 percent likely to be realized upon settlement. A liability for “unrecognized tax benefits” is recorded for any tax benefits claimed in our tax returns that do not meet these recognition and measurement standards.

Investment and other similar tax credits are deferred on the Consolidated Balance Sheet and amortized to “Income tax expense” as the related asset is recognized in income.

Earnings per share

Basic earnings per share are calculated using the weighted-average number of Common Shares outstanding during the year. Diluted earnings per share are calculated using the treasury stock method for determining the dilutive effect of options.

Stock-based compensation

CP follows the fair value based approach to account for stock options. Compensation expense and an increase in additional paid-in capital are recognized for stock options over their vesting period, or over the period from the grant date to the date employees become eligible to retire when this is shorter than the vesting period, based on their estimated fair values on the grant date, as determined using the Black-Scholes option-pricing model.

With the granting of regular stock options, some employees have been simultaneously granted share appreciation rights, which provide the employee the choice to either exercise the stock option for shares, or to exercise the TSAR and thereby receive the intrinsic value of the stock option in cash. Options with TSARs are awards that may call for settlement in cash and, therefore, are recorded as liabilities. CP follows the fair value based approach, as determined by the Black-Scholes option pricing model, to account for the TSAR liability. The liability is fair valued and changes in the liability are recorded in “Compensation and benefits” over the vesting period, or over the period from the grant date to the date employees become eligible to retire when this is shorter than the vesting period, until exercised. If an employee chooses to exercise the option, thereby cancelling the TSAR, both the exercise price and the liability are settled to “Share capital”.

Forfeitures of options and tandem options are estimated at issuance and subsequently at the balance sheet date.

Any consideration paid by employees on exercise of stock options is credited to share capital when the option is exercised and the recorded fair value of the option is removed from additional paid-in capital and credited to share capital.

Compensation expense is also recognized for TSARs, DSUs, performance share units (“PSUs”) and RSUs using the fair value method. Forfeitures of TSARs, DSUs, PSUs and RSUs are estimated at issuance and subsequently at the balance sheet date.

The employee share purchase plan (“ESPP”) gives rise to compensation expense that is recognized using the issue price, by amortizing the cost over the vesting period or over the period from the grant date to the date employees become eligible to retire when this is shorter than the vesting period.

Accounting changes	12 Months Ended
Dec. 31, 2011
Accounting changes [Abstract]
Accounting changes

2    Accounting changes

Fair value measurement and disclosure

In January 2010, the FASB amended the disclosure requirements related to fair value measurements. Most of the new disclosures and clarifications of existing disclosures were effective for interim and annual reporting periods beginning after December 15, 2009, except for the expanded disclosures in the Level 3 reconciliation, which are effective for fiscal years beginning after December 15, 2010. The Company has adopted this guidance resulting in expanded note disclosure in Note 21.

Future accounting changes

Fair value measurement

In May 2011, the FASB issued amended guidance on fair value measurement which updates some of the measurement guidance and includes enhanced disclosure requirements. The amended guidance is effective for interim and annual periods beginning after December 15, 2011. Adoption is not expected to have a material impact on the results of operations or financial position but increased quantitative and qualitative disclosure regarding Level 3 measurements is expected.

Other comprehensive income

In June 2011, the FASB issued an accounting standard update on the Presentation of Comprehensive Income, which eliminates the current option to report other comprehensive income and its components in the Consolidated Statement of Changes in Shareholders’ Equity. The Company can elect to present items of net income and other comprehensive income in one continuous statement or in two separate, but consecutive, statements. The Company intends to present two separate but consecutive statements. In December 2011, the FASB deferred the guidance related to the presentation of reclassification adjustments. As the new guidance does not change those components that are recognized in net income or those components that are recognized in other comprehensive income, adoption is not expected to have a material impact on the results of operations and financial position. The guidance must be applied retrospectively for all periods presented in the financial statements and becomes effective for interim and annual periods beginning after December 15, 2011.

Intangibles – goodwill and other

In September 2011, the FASB issued amended guidance on the testing of goodwill for impairment. The amendments allow an entity to first assess qualitative factors to determine whether it is necessary to perform the two-step quantitative goodwill impairment test. Under these amendments, an entity would not be required to calculate the fair value of a reporting unit unless the entity determines, based on a qualitative assessment, that it is more likely than not that its fair value is less than its carrying amount. The amended guidance is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. Adoption is expected to impact the goodwill impairment testing process but not the results of operations or financial position of the Company.

Gain on sales of significant properties	12 Months Ended
Dec. 31, 2011
Gain on sales of significant properties and Properties [Abstract]
Gain on sales of significant properties

3    Gain on sales of significant properties

During 2009, the Company completed two significant real estate sales, including Windsor Station and land in western Canada, resulting in gains of $79 million ($68 million after tax).

The Company sold Windsor Station, in Montreal, for proceeds of $80 million, including the assumption of a mortgage of $16 million that was settled in 2011. CP will continue to occupy a portion of Windsor Station through a lease for a 10-year period after the sale. As a result, part of the transaction is considered to be a sale-leaseback and consequently a gain of $20 million related to this part of the transaction has been deferred and is being amortized over the remainder of the lease term.

The Company sold land in western Canada for transit purposes for proceeds of $43 million.

Gain on sale of partnership interest	12 Months Ended
Dec. 31, 2011
Gain Loss On Sale Of Partnership Interest [Abstract]
Gain on sale of partnership interest

4    Gain on sale of partnership interest

During 2009, the Company completed a sale of a portion of its investment in the Detroit River Tunnel Partnership (“DRTP”) to its existing partner, reducing the Company’s ownership from 50% to 16.5%. The proceeds received from the transaction were $110 million. Additional proceeds of approximately $22 million are contingent on achieving certain future freight volumes through the tunnel, and have not been recognized. The gain on this transaction was $81 million ($69 million after tax).

Loss on termination of lease with shortline railway	12 Months Ended
Dec. 31, 2011
Income Loss on Termination of Lease [Abstract]
Loss on termination of lease with shortline railway

5    Loss on termination of lease with shortline railway

During 2009, the Company made a payment of approximately $73 million to terminate a contract with a lessee in order to cease through-train operations over the CP owned rail branchline between Smiths Falls, Ontario and Sudbury, Ontario including a settlement of a $21 million existing liability. The contract with the lessee provided for the operation of a minimum number of CP freight trains over the leased branchline. The loss on the transaction was $55 million ($38 million after tax).

Other income and charges	12 Months Ended
Dec. 31, 2011
Other income and charges [Abstract]
Other income and charges

6    Other income and charges

(in millions of Canadian dollars)	2011	2010	2009

Accretion income on long-term floating rate notes (Note 21)	$(5)	$(6)	$(3)
Gain in fair value of long-term floating rate notes (Note 21)	(10)	(3)	(6)
Net loss on repurchase of debt (Note 20)	10	–	17
Other foreign exchange losses (gains)	3	(10)	(1)
Foreign exchange loss (gain) on long-term debt	3	(2)	(4)
Advisory fees	6	–	–
Other	11	9	9

Total other income and charges	$18	$(12)	$12

Net interest expense	12 Months Ended
Dec. 31, 2011
Net interest expense [Abstract]
Net interest expense

7    Net interest expense

(in millions of Canadian dollars)	2011	2010	2009

Interest cost	$266	$288	$305
Interest capitalized to net properties	(11)	(20)	(19)

Interest expense	255	268	286
Interest income	(3)	(11)	(18)

Net interest expense	$252	$257	$268

Interest expense includes interest on capital leases of $19 million for the year ended December 31, 2011 (2010 – $22 million; 2009 – $27 million).

Income taxes	12 Months Ended
Dec. 31, 2011
Income taxes [Abstract]
Income taxes

8    Income taxes

The following is a summary of the major components of the Company’s income tax expense:

(in millions of Canadian dollars)	2011	2010	2009

Current income tax (recovery) expense (1)	$(60)	$9	$(52)

Deferred income tax expense
Origination and reversal of temporary differences	194	244	243
Effect of tax rate decreases	–	–	(35)
Effect of hedge of net investment in foreign subsidiaries	8	(18)	(32)
Tax credits	(15)	(16)	(16)
Other	–	1	(27)

Total deferred income tax expense	187	211	133

Total income taxes	$127	$220	$81

Income before income tax expense
Canada	$430	$577	$602
Foreign	267	294	29

Total income before income tax expense	$697	$871	$631

Income tax (recovery) expense
Current
Canada	$(59)	$(1)	$(51)
Foreign	(1)	10	(1)

Total current income tax (recovery) expense	(60)	9	(52)

Deferred
Canada	115	122	81
Foreign	72	89	52

Total deferred income tax expense	187	211	133

Total income taxes	$127	$220	$81

(1) Current income tax recovery in 2011 includes a reduction to the Company’s uncertain tax positions.

The provision for deferred income taxes arises from temporary differences in the carrying values of assets and liabilities for financial statement and income tax purposes and the effect of loss carry forwards. The items comprising the deferred income tax assets and liabilities are as follows:

(in millions of Canadian dollars)	2011	2010

Deferred income tax assets
Restructuring liability	$16	$22
Amount related to tax losses carried forward	377	334
Liabilities carrying value in excess of tax basis	327	267
Future environmental remediation costs	34	38
Tax credits carried forward including minimum tax	116	94
Other	57	29

Total deferred income tax assets	927	784

Deferred income tax liabilities
Properties carrying value in excess of tax basis	2,608	2,466
Other long-term assets carrying value in excess of tax basis	18	18
Other	19	23

Total deferred income tax liabilities	2,645	2,507

Total net deferred income tax liabilities	1,718	1,723
Current deferred income tax assets	101	222

Long-term deferred income tax liabilities	$1,819	$1,945

The Company’s consolidated effective income tax rate differs from the expected statutory tax rates. Expected income tax expense at statutory rates is reconciled to income tax expense as follows:

(in millions of Canadian dollars, except percentage)	2011	2010	2009

Statutory federal and provincial income tax rate	28.75%	29.15%	30.71%

Expected income tax expense at Canadian enacted statutory tax rates	$200	$254	$194
Increase (decrease) in taxes resulting from:
Items not subject to tax	(3)	(3)	(25)
Canadian tax rate differentials	(8)	(10)	(26)
Foreign tax rate differentials	(4)	–	(7)
Effect of tax rate decreases	–	–	(35)
Tax credits	(15)	(16)	(16)
Other(1)	(43)	(5)	(4)

Income tax expense	$127	$220	$81

(1) Substantially all amounts relate to uncertain tax positions in 2011.

The Company has no unrecognized tax benefits from capital losses at December 31, 2011 and 2010.

The Company has not provided a deferred liability for the income taxes, if any, which might become payable on any temporary difference associated with its foreign investments because the Company intends to indefinitely reinvest in its foreign investments and has no intention to realize this difference by a sale of its interest in foreign investments.

At December 31, 2011, the Company has income tax operating losses carried forward of $1,411 million, which have been recognized as a deferred tax asset. Certain of these losses carried forward will begin to expire in 2015, with the majority expiring between 2026 and 2031. The Company also has minimum tax credits of approximately $38 million that will begin to expire in 2016 as well as investment tax credits of $30 million, certain of which will begin to expire in 2018, and track maintenance credits of $48 million which will begin to expire in 2025.

It is more likely than not that the Company will realize the majority of its deferred income tax assets from the generation of future taxable income, as the payments for provisions, reserves and accruals are made and losses and tax credits carried forward are utilized.

The following table provides a reconciliation of uncertain tax positions in relation to unrecognized tax benefits for Canada and the United States for the year ended December 31, 2011:

(in millions of Canadian dollars)	2011	2010	2009

Unrecognized tax benefits at January 1	$60	$61	$77
Increase in unrecognized:
Tax benefits related to the current year	3	5	14
Gross uncertain tax benefits related to prior years	1	2	11
Dispositions:
Gross uncertain tax benefits related to prior years	(45)	(5)	(15)
Settlements with tax authorities	–	(3)	(26)

Unrecognized tax benefits as at December 31	$19	$60	$61

If these uncertain tax positions were recognized, all of the amount of unrecognized tax positions as at December 31, 2011 would impact the Company’s effective tax rate.

The Company recognizes accrued interest and penalties related to unrecognized tax benefits as a component of income tax expense in the Company’s Consolidated Statement of Income. The total amount of accrued interest and penalties in 2011 was a credit of $15 million (2010 – credit of $7 million; 2009 – expense of $18 million). The total amount of accrued interest and penalties associated with the unrecognized tax benefit at December 31, 2011 was $5 million (2010 – $20 million; 2009 – $27 million).

The Company and its subsidiaries are subject to either Canadian federal and provincial income tax, U.S. federal, state and local income tax, or the relevant income tax in other international jurisdictions. The Company has substantially concluded all Canadian federal and provincial income tax matters for the years through 2008. The federal and provincial income tax returns filed for 2009 and subsequent years remain subject to examination by the taxation authorities.

All U.S. federal income tax returns and generally all U.S. state and local income tax returns are closed to 2006. The income tax returns for 2007 and subsequent years continue to remain subject to examination by the taxation authorities.

The Company does not anticipate any material changes to the unrecognized tax benefits previously disclosed within the next 12 months as at December 31, 2011.

Earnings per share	12 Months Ended
Dec. 31, 2011
Earnings per share [Abstract]
Earnings per share

9    Earnings per share

Basic earnings per share have been calculated using net income for the year divided by the weighted-average number of shares outstanding during the year.

Diluted earnings per share have been calculated using the treasury stock method, which assumes that any proceeds received from the exercise of in-the-money options would be used to purchase Common Shares at the average market price for the period. For purposes of this calculation, at December 31, 2011, there were 4.7 million dilutive options outstanding (2010 – 2.7 million; 2009 – 1.6 million). These option totals at December 31, 2011 exclude 0.3 million options (2010 – 3.6 million; 2009 – 1.3 million) for which there are TSARs outstanding (Note 27), as these are not included in the dilution calculation.

The number of shares used in the earnings per share calculations is reconciled as follows:

(in millions)	2011	2010	2009

Weighted-average shares outstanding	169.5	168.8	166.3
Dilutive effect of weighted-average number of stock options	1.1	0.4	0.5

Weighted-average diluted shares outstanding	170.6	169.2	166.8

In 2011, the number of options excluded from the computation of diluted earnings per share because their effect was not dilutive was 1.4 million (2010 – 0.9 million; 2009 – 2.5 million).

Other comprehensive loss and accumulated other comprehensive loss	12 Months Ended
Dec. 31, 2011
Other comprehensive loss and accumulated other comprehensive loss and Shareholders' equity [Abstract]
Other comprehensive loss and accumulated other comprehensive loss

10    Other comprehensive loss and accumulated other comprehensive loss

The components of “Accumulated other comprehensive loss”, net of tax, are as follows:

(in millions of Canadian dollars)	2011	2010

Unrealized foreign exchange loss on translation of the net investment in U.S. subsidiaries	$(250)	$(309)
Unrealized foreign exchange gain on translation of the U.S. dollar-denominated long-term debt designated as a hedge of the net investment in U.S. subsidiaries	322	373
Deferred loss on settled hedge instruments	(17)	(17)
Unrealized effective (losses) gains on cash flow hedges	(3)	2
Amounts for defined benefit pension and other post-retirement plans not recognized in income	(2,788)	(2,135)

Accumulated other comprehensive loss	$(2,736)	$(2,086)

Components of other comprehensive loss and the related tax effects are as follows:

(in millions of Canadian dollars)	Before tax amount	Income tax Recovery (expense)	Net of tax amount

For the year ended December 31, 2011
Unrealized foreign exchange gain (loss) on:
Translation of the net investment in U.S. subsidiaries	$59	$–	$59
Translation of the U.S. dollar-denominated long-term debt designated as a hedge of the net investment in U.S. subsidiaries	(59)	8	(51)
Change in derivatives designated as cash flow hedges:
Realized gain on cash flow hedges recognized in income	(17)	3	(14)
Unrealized gain on cash flow hedges	10	(1)	9
Change in pension and other benefits actuarial gains and losses	(892)	232	(660)
Change in prior service pension and other benefit costs	9	(2)	7

Other comprehensive loss	$(890)	$240	$(650)

For the year ended December 31, 2010
Unrealized foreign exchange (loss) gain on:
Translation of the net investment in U.S. subsidiaries	$(124)	$–	$(124)
Translation of the U.S. dollar-denominated long-term debt designated as a hedge of the net investment in U.S. subsidiaries	142	(18)	124
Change in derivatives designated as cash flow hedges:
Unrealized gain on cash flow hedges	2	(1)	1
Change in pension and other benefits actuarial gains and losses	(472)	121	(351)
Change in prior service pension and other benefit costs	12	(3)	9

Other comprehensive loss	$(440)	$99	$(341)

For the year ended December 31, 2009
Unrealized foreign exchange (loss) gain on:
Translation of the net investment in U.S. subsidiaries	$(244)	$–	$(244)
Translation of the U.S. dollar-denominated long-term debt designated as a hedge of the net investment in U.S. subsidiaries	247	(32)	215
Change in derivatives designated as cash flow hedges:
Realized loss on cash flow hedges recognized in income	4	(1)	3
Unrealized gain on cash flow hedges	3	(1)	2
Change in pension and other benefits actuarial gains and losses	(683)	171	(512)
Change in prior service pension and other benefit costs	21	(5)	16

Other comprehensive loss	$(652)	$132	$(520)

Change in non-cash working capital balances related to operations	12 Months Ended
Dec. 31, 2011
Change in non-cash working capital balances related to operations [Abstract]
Change in non-cash working capital balances related to operations

11    Change in non-cash working capital balances related to operations

(in millions of Canadian dollars)	2011	2010	2009
(Use) source of cash:
Accounts receivable, net	$(69)	$(9)	$206
Materials and supplies	(15)	23	76
Other current assets	(8)	(1)	19
Accounts payable and accrued liabilities	116	(29)	(198)

Change in non-cash working capital	$24	$(16)	$103

Cash and cash equivalents	12 Months Ended
Dec. 31, 2011
Cash and cash equivalents [Abstract]
Cash and cash equivalents

12    Cash and cash equivalents

(in millions of Canadian dollars)	2011	2010
Cash	$17	$39
Short-term investments:
Government guaranteed investments	–	119
Deposits with financial institutions	30	203

Total cash and cash equivalents	$47	$361

Accounts receivable, net	12 Months Ended
Dec. 31, 2011
Accounts receivable, net [Abstract]
Accounts receivable, net

13    Accounts receivable, net

(in millions of Canadian dollars)	2011	2010
Freight	$380	$327
Non-freight	172	162

	552	489
Allowance for doubtful accounts	(34)	(30)

Total accounts receivable, net	$518	$459

The Company maintains an allowance for doubtful accounts based on expected collectability of accounts receivable. Credit losses are based on specific identification of uncollectible accounts, the application of historical percentages by aging category and an assessment of the current economic environment. At December 31, 2011, allowances of $34 million (2010 – $30 million) were recorded in “Accounts receivable, net”. During 2011, $2 million related to doubtful accounts (2010 – $5 million; 2009 – $5 million) was expensed within “Purchased services and other”.

In 2010, the Company collected $220 million, including accrued interest, in settlement of a receivable from a major Canadian bank which carried an effective interest rate of 5.883%.

Investments	12 Months Ended
Dec. 31, 2011
Investments [Abstract]
Investments

14    Investments

(in millions of Canadian dollars)	2011	2010
Rail investments accounted for on an equity basis (Note 16)	$65	$58
Long-term floating rate notes (Note 21)	79	70
Other investments	23	17

Total investments	$167	$145

Properties	12 Months Ended
Dec. 31, 2011
Gain on sales of significant properties and Properties [Abstract]
Properties

15    Properties

	2011	2011			2010
(in millions of Canadian dollars)	Average annual depreciation rate	Cost	Accumulated depreciation	Net book value	Cost	Accumulated depreciation	Net book value
Track and roadway	2.7%	$12,778	$3,552	$9,226	$11,980	$3,305	$8,675
Buildings	3.0%	453	255	198	440	266	174
Rolling stock	2.7%	3,390	1,362	2,028	3,245	1,319	1,926
Information systems(1)	9.5%	665	338	327	600	303	297
Other	4.8%	1,436	463	973	1,355	430	925

Total		$18,722	$5,970	$12,752	$17,620	$5,623	$11,997

(1) Net additions during 2011 were $91 million (2010 – $54 million; 2009 – $39 million) and depreciation expense was $56 million (2010 – $54 million; 2009 – $40 million).

Capital leases included in properties

	2011			2010
(in millions of Canadian dollars)	Cost	Accumulated depreciation	Net book value	Cost	Accumulated depreciation	Net book value
Buildings	$1	$–	$1	$1	$–	$1
Rolling stock	515	165	350	517	152	365
Other	2	2	–	2	1	1

Total assets held under capital lease	$518	$167	$351	$520	$153	$367

During 2011, properties were acquired under the Company’s capital program at an aggregate cost of $1,153 million (2010 – $743 million; 2009 – $703 million), none of which were acquired by means of capital leases (2010 – $1 million; 2009 – $1 million). Cash payments related to capital purchases were $1,104 million in 2011 (2010 – $726 million; 2009 – $703 million).

Equity income	12 Months Ended
Dec. 31, 2011
Equity income [Abstract]
Equity income

16    Equity income

Equity income from CP’s investment in the DRTP, over which the Company exerts significant influence, was $4 million in 2011 (2010 – $4 million; 2009 – $3 million). The equity income from the Company’s investment in the CNCP Niagara-Windsor Partnership was $nil in 2011 (2010 – $2 million; 2009 – $nil). CP’s investment in the Indiana Harbor Belt Railroad Company generated equity income of $4 million in 2011 (2010 – $4 million; 2009 – $2 million). Equity income from these rail investments is recorded in “Purchased services and other” on the Consolidated Statement of Income, as they form an integral part of CP’s rail operations.

Goodwill and intangible assets	12 Months Ended
Dec. 31, 2011
Goodwill and intangible assets [Abstract]
Goodwill and intangible assets

17    Goodwill and intangible assets

(in millions of Canadian dollars)	Goodwill	Cost	Intangible assets Accumulated amortization	Net carrying amount

Balance at December 31, 2009	$155	$52	$(5)	$47
Amortization	–	–	(1)	(1)
Foreign exchange impact	(8)	(3)	–	(3)

Balance at December 31, 2010	$147	$49	$(6)	$43
Amortization	–	–	(2)	(2)
Foreign exchange impact	3	1	–	1

Balance at December 31, 2011	$150	$50	$(8)	$42

As part of the acquisition of DM&E in 2007, CP recognized goodwill of US$147 million on the allocation of the purchase price, determined as the excess of the purchase price over the fair value of the net assets acquired. Since the acquisition, the operations of DM&E have been integrated with CP’s U.S. operations and the related goodwill is now allocated to CP’s U.S. reporting unit. Goodwill is tested for impairment at least once per year as at October 1st. The goodwill impairment test determines if the fair value of the reporting unit continues to exceed its net book value, or whether an impairment charge is required. The fair value of the reporting unit is affected by projections of its profitability including estimates of revenue growth, which are inherently uncertain. The annual test for impairment determined that the fair value of CP’s U.S. reporting unit exceeded the carrying value of the allocated goodwill by approximately 42% (2010 – 40%).

Intangible assets of $42 million (2010 – $43 million), acquired in the acquisition of DM&E, includes the unamortized costs of an option to expand the track network, favourable leases, customer relationships and interline contracts.

The estimated amortization expense for intangible assets for 2012 to 2016 is $1 million each year.

Other assets	12 Months Ended
Dec. 31, 2011
Other assets [Abstract]
Other assets

18    Other assets

(in millions of Canadian dollars)	2011	2010
Unamortized fees on long-term debt	$47	$50
Contracted customer incentives	11	14
Long-term materials	11	10
Prepaid leases	10	11
Other	64	55

Total other assets	$143	$140

Fees on long-term debt and contracted customer incentives are amortized to income over the term of the related debt and over the term of the related revenue contract, respectively.

Accounts payable and accrued liabilities	12 Months Ended
Dec. 31, 2011
Accounts payable and accrued liabilities [Abstract]
Accounts payable and accrued liabilities

19    Accounts payable and accrued liabilities

(in millions of Canadian dollars)	2011	2010
Trade payables	$387	$226
Accrued charges	245	191
Payroll-related accruals	103	165
Accrued vacation	76	77
Accrued interest	64	64
Personal injury and other claims provision	53	51
Dividends payable	51	46
Income and other taxes payable	39	31
Provision for environmental remediation and restructuring	35	43
Stock-based compensation liabilities	32	66
Total return swap	3	6
Other	45	42

Total accounts payable and accrued liabilities	$1,133	$1,008

Long-term debt	12 Months Ended
Dec. 31, 2011
Long-term debt [Abstract]
Long-term debt

20    Long-term debt

(in millions of Canadian dollars)		Maturity	Currency in which payable		2011	2010
6.250%	10-year Notes (A)	Oct. 2011	US	$	$ –	$ 250
5.750%	5-year Notes (A)	May 2013	US		$–	103
6.500%	10-year Notes (A)	May 2018	US		$279	273
6.250%	10-year Medium Term Notes (A)	June 2018	CDN		$373	373
7.250%	10-year Notes (A)	May 2019	US		$355	345
9.450%	30-year Debentures (A)	Aug. 2021	US		$254	248
5.100%	10-year Debentures (A)	Jan. 2022	CDN		$125	–
4.500%	10-year Debentures (A)	Jan. 2022	US		$250	–
4.450%	12.5-year Notes (A)	Mar. 2023	US		$354	347
7.125%	30-year Debentures (A)	Oct. 2031	US		$356	348
5.750%	30-year Debentures (A)	Mar. 2033	US		$246	249
5.950%	30-year Notes (A)	May 2037	US		$450	440
6.450%	30-year Notes (A)	Nov. 2039	CDN		$400	400
5.750%	30-year Debentures (A)	Jan. 2042	US		$248	–
Secured Equipment Loan (B)		Aug. 2015	CDN		$116	128
5.41%	Senior Secured Notes (C)	Mar. 2024	US		$120	121
6.91%	Secured Equipment Notes (D)	Oct. 2024	CDN		$186	194
5.57%	Senior Secured Notes (E)	Dec. 2024	US		$63	63
7.49%	Equipment Trust Certificates (F)	Jan. 2021	US		$102	103
3.88%	Senior Secured Notes Series A & B (G)	Oct./Dec. 2026	US		$141	–
Other long-term loans (nil% - 5.50%)		2014 -2024	US		$2	4
Obligations under capital leases (4.90% - 7.63%) (H)		2012 -2026	US		$285	287
Obligations under capital leases (12.77%) (H)		Jan. 2031	CDN		$3	3

					4,708	4,279
Perpetual 4% Consolidated Debenture Stock (I)			US		$31	30
Perpetual 4% Consolidated Debenture Stock (I)			GB		£6	6

					4,745	4,315
Less: Long-term debt maturing within one year					50	282

					$ 4,695	$ 4,033

At December 31, 2011, the gross amount of long-term debt denominated in U.S. dollars was US$3,508 million (2010 – US$3,234 million).

Annual maturities and principal repayment requirements, excluding those pertaining to capital leases, for each of the five years following 2011 are (in millions): 2012 – $42; 2013 – $45; 2014 – $47; 2015 – $122; 2016 – $29.

A.  These debentures and notes pay interest semi-annually and are unsecured, but carry a negative pledge.

On September 30, 2011, the Company redeemed US$101 million 5.75% Notes due in May 2013 with a carrying amount of $107 million pursuant to a call offer for a total cost of $113 million. Upon redemption of the Notes a net loss of $9 million was recognized, to “Other income and charges”. The loss consisted largely of a redemption premium paid to note holders to redeem the Notes.

On September 13, 2011, the Company announced a cash tender offer and consent solicitation for any or all its outstanding US$246 million 6.25% Notes due October 15, 2011. Notes tendered with a principal value of US$204 million were redeemed on October 12, 2011, and the remaining US$42 million Notes not tendered were redeemed on October 17, 2011. Upon redemption of the Notes a net loss of $1 million was recognized to “Other income and charges”.

During December 2011, the Company issued $125 million 5.10% 10-year Notes, US$250 million 4.50% 10-year Notes and US$250 million 5.75% 30-year Notes. Net proceeds from these offerings were $618 million and were largely used to make a $600 million voluntary prepayment to the Company’s main Canadian defined benefit pension plan.

During 2010, the Company issued US$350 million of 4.45% Notes due March 15, 2023. Net proceeds from this offering were $355 million and were used to make a voluntary prepayment to the Company’s main Canadian defined benefit pension plan.

During 2009, the Company issued US$350 million 7.25% 10-year Notes for net proceeds of approximately $409 million. The proceeds from this offering contributed to the repurchase of debt with a carrying amount of $555 million, net of deferred costs of $1 million, pursuant to a tender offer for a total cost of $572 million. Upon repurchase of the debt a net loss of $17 million was recognized to “Other income and charges”. The loss consisted largely of premiums paid to bond holders to tender their debt, and the write-off of unamortized fees, partly offset by a fair value adjustment (gain) recognized on the unwind of interest rate swaps associated with the 6.250% Notes that were repurchased. The following table summarizes the principal amount, carrying amount and cost to redeem repurchased debt:

(in millions)	Maturity	Principal amount in USD		Carrying amount in CDN (2)	Cost to redeem in CDN
6.25% Notes	2011	$154		$184	$185
5.75% Notes	2013	299		343	359
6.50% Notes	2018	25	(1)	28	28

Total debt tendered		$478		$555	$572

(1) Includes US$3 million principal amount of debt repurchased prior to commencement of the debt tender.

(2) Net of deferred costs of $1 million.

During 2009, the Company issued $400 million 6.45% 30-year Notes. Net proceeds from this offering were $398 million. The proceeds from this offering were used for general corporate purposes.

B.  The Secured Equipment Loan is collateralized by specific locomotive units with a carrying value of $113 million at December 31, 2011. The floating interest rate is calculated based on a six-month average Canadian Dollar Offered Rate (calculated based on an average of Bankers’ Acceptance rates) plus 53 basis points (2011 – 1.94%; 2010 – 1.39%; 2009 – 1.82%). The Company makes blended payments of principal and interest semi-annually. Final repayment of the remaining principal balance of $53 million is due in August 2015.

C.  The 5.41% Senior Secured Notes are collateralized by specific locomotive units with a carrying value of $153 million at December 31, 2011. The Company pays equal blended semi-annual payments of principal and interest. Final repayment of the remaining principal of US$44 million is due in March 2024.

D.  The 6.91% Secured Equipment Notes are full recourse obligations of the Company collateralized by a first charge on specific locomotive units with a carrying value of $154 million at December 31, 2011. The Company pays equal blended semi-annual payments of principal and interest up to and including October 2024.

E.  During 2009, the Company issued US$65 million of 5.57% Senior Secured Notes for net proceeds of $67 million. The Notes are secured by specific locomotive units and other rolling stock with a combined carrying value of $69 million at December 31, 2011. The Company pays equal blended semi-annual payments of principal and interest up to and including December 2024. Final repayment of the remaining principal of US$31 million is due in December 2024.

F.  The 7.49% Equipment Trust Certificates are secured by specific locomotive units with a carrying value of $108 million at December 31, 2011. The Company makes semi-annual payments that vary in amount and are interest-only payments or blended principal and interest payments. Final repayment of the remaining principal of US$11 million is due in January 2021.

G.  During 2011, the Company issued US$139 million 3.88% Series A and B Senior Secured Notes due in 2026 for net proceeds of $139 million. These Notes are secured by locomotives previously acquired by the Company with a carrying value of $139 million at December 31, 2011. The Company pays equal blended semi-annual payments of principal and interest up to and including December 2026. Final repayment of the remaining principal of US$69 million is due in the fourth quarter of 2026.

H.  At December 31, 2011, capital lease obligations included in long-term debt were as follows:

(in millions of Canadian dollars)	Year	Capital leases
Minimum lease payments in:
	2012	$28
	2013	29
	2014	162
	2015	14
	2016	14
	Thereafter	180

Total minimum lease payments		427
Less: Imputed interest		(139)

Present value of minimum lease payments		288
Less: Current portion		(8)

Long-term portion of capital lease obligations		$280

During the year the Company had no additions to property, plant and equipment under capital lease obligations (2010 – $1 million; 2009 –$1 million).

The carrying value of the assets collateralizing the capital lease obligations was $351 million at December 31, 2011.

I.  The Consolidated Debenture Stock, authorized by an Act of Parliament of 1889, constitutes a first charge upon and over the whole of the undertaking, railways, works, rolling stock, plant, property and effects of the Company, with certain exceptions.

Financial instruments	12 Months Ended
Dec. 31, 2011
Financial instruments [Abstract]
Financial instruments

21    Financial instruments

A.  Fair values of financial instruments

The Company uses the following methods and assumptions to estimate initial and subsequent fair values of each class of financial instrument for recognition and / or disclosure as follows:

Loans and receivables

Accounts receivable, net – The carrying amounts approximate fair value because of the short maturity of these instruments.

Investments – The fair value of long-term receivables is determined using discounted cash flow analysis and observable market based inputs.

Financial liabilities

Accounts payable and accrued liabilities – The carrying amounts approximate fair value because of the short maturity of these instruments.

Other long-term liabilities – The fair value of contractual amounts payable over a period greater than one year are valued at an amount equal to the discounted future cash flow using a discount rate that reflects market prices to settle liabilities with similar terms and maturities.

Long-term debt – The fair value of publicly traded long-term debt is determined based on market prices. The fair value of other long-term debt is estimated based on rates currently available to the Company for long-term borrowings with terms and conditions similar to those borrowings in place at the applicable Consolidated Balance Sheet date.

Available for sale

Investments – Certain equity investments, which do not represent control or significant influence and which are accounted for on a cost basis, have a carrying value that equals cost as fair value cannot be reliably established. There are no quoted prices from an active market for these investments.

Held for trading

Derivative instruments are classified as held for trading and measured at fair value determined by using quoted market prices for similar instruments. Changes in fair values of such derivatives are recognized in net income as they arise.

Cash and cash equivalents – The carrying amount is equal to fair value because of the short maturity of these instruments.

Investments – Long-term floating rate notes are carried at fair value, which has been determined using valuation techniques that incorporate probability weighted discounted future cash flows reflecting market conditions and other factors that a market participant would consider. The carrying values of financial instruments equal or approximate their fair values with the exception of long-term debt which has a fair value of approximately $5,314 million at December 31, 2011 (December 31, 2010 – $4,773 million) and a carrying value of $4,745 million at December 31, 2011 (December 31, 2010 – $4,315 million). The fair value of publicly traded long-term debt, determined based on market prices, was $4,390 million at December 31, 2011 (December 31, 2010 – $3,963 million) with a carrying value of $3,913 million (December 31, 2010 – $3,606 million).

The Company categorizes its financial assets and liabilities measured at fair value into one of three different levels depending on the observability of the inputs employed in the measurement.

☐	Level 1: Unadjusted quoted prices for identical assets and liabilities in active markets that are accessible at the measurement date.

☐

Level 2: Directly or indirectly observable inputs other than quoted prices included within Level 1 or quoted prices for similar assets and liabilities. Derivative instruments in this category are valued using models or other industry standard valuation techniques derived from observable market data.

☐

Level 3: Valuations based on inputs which are less observable, unavailable or where the observable data does not support a significant portion of the instruments’ fair value. Generally, Level 3 valuations are longer dated transactions, occur in less active markets, occur at locations where pricing information is not available, or have no binding broker quote to support Level 2 classifications.

When possible, the estimated fair value is based on quoted market prices and, if not available, estimates from third party brokers. For non-exchange traded derivatives classified in Level 2, the Company uses standard valuation techniques to calculate fair value. Primary inputs to these techniques include observable market prices (interest, foreign exchange and commodity) and volatility, depending on the type of derivative and nature of the underlying risk. The Company uses inputs and data used by willing market participants when valuing derivatives and considers its own credit default swap spread as well as those of its counterparties in its determination of fair value. Wherever possible the Company uses observable inputs. All derivatives are classified as Level 2.

A detailed analysis of the techniques used to value long-term floating rate notes, which are classified as Level 3, is discussed below:

Long-term floating rate notes

At December 31, 2011 and December 31, 2010, the Company held long-term floating rate notes, consisting almost entirely of Master Asset Vehicle (“MAV”) 2 notes with eligible assets, with a total settlement value of $105 million and $117 million, respectively, and carrying values of $79 million and $70 million, respectively. The carrying values, being the estimated fair values, are reported in “Investments”.

The MAV 2 Class A-1 notes received an A (high) rating from Dominion Bond Rating Service (“DBRS”), unchanged from 2010, however at December 31, 2011, the rating was Under Review with Positive Implications. On September 23, 2011, the rating of the MAV 2 Class A-2 notes was upgraded from BBB (low) to BBB (high).

During 2011, the Company sold all of its MAV 2 Class B and Class C and MAV 3 Class 9 notes for proceeds of $6 million and recorded a gain of $6 million. During 2010, the Company used notes to settle a $9 million credit facility with a major Canadian Bank and recorded a gain of $1 million. The notes had an estimated fair value of $8 million.

The valuation technique used by the Company to estimate the fair value of its investment in long-term floating rate notes at December 31, 2011 and December 31, 2010, incorporates probability weighted discounted cash flows considering the best available public information regarding market conditions and other factors that a market participant would consider for such investments. The above noted redemption of notes, accretion and changes in assumptions have resulted in gains of $15 million in 2011 (2010 – $9 million; 2009 – $9 million) which was reported in “Other income and charges”. The interest rates and maturities of the various long-term floating rate notes, discount rates and credit losses modelled December 31, 2011 and December 31, 2010, respectively, are:

	December 31, 2011	December 31, 2010
Probability weighted-average coupon interest rate	0.8%	0.8%
Weighted-average discount rate	6.1%	7.1%
Expected repayments of long-term floating rate notes	Approximately 5 years	Approximately 6 years
Credit losses	MAV 2 eligible asset notes:	MAV 2 eligible asset notes:
	nil	1% to 100%
		MAV 3 Class 9 Traditional
		Asset Tracking notes: 1%

The probability weighted discounted cash flows resulted in an estimated fair value of the Company’s long-term floating rate notes of $79 million at December 31, 2011 (December 31, 2010 – $70 million). The change in the original cost and estimated fair value of the Company’s long-term floating rate notes is as follows (representing a roll-forward of assets measured at fair value using Level 3 inputs):

	2011		2010
(in millions of Canadian dollars)	Original cost	Estimated fair value	Original cost	Estimated fair value
As at January 1	$117	$70	$129	$70
Redemption of notes	(12)	–	(12)	(8)
Accretion	–	5	–	6
Change in market assumptions	–	4	–	2

As at December 31	$105	$79	$117	$70

Sensitivity analysis is presented below for key assumptions at December 31, 2011:

(in millions of Canadian dollars)	Change in fair value of long-term floating rate notes
Coupon interest rate
50 basis point increase	$1
50 basis point decrease	$(1)
Discount rate
50 basis point increase	$(2)
50 basis point decrease	$2

Continuing uncertainties regarding the value of the assets which underlie the long-term floating rate notes and the amount and timing of cash flows could give rise to a further material change in the value of the Company’s investment in long-term floating rate notes which could impact the Company’s near-term earnings.

B.  Financial risk management

The Company’s policy with respect to using derivative financial instruments is to selectively reduce volatility associated with fluctuations in interest rates, foreign exchange (“FX”) rates, the price of fuel and stock-based compensation expense. Where derivatives are designated as hedging instruments, the relationship between the hedging instruments and their associated hedged items is documented, as well as the risk management objective and strategy for the use of the hedging instruments. This documentation includes linking the derivatives that are designated as fair value or cash flow hedges to specific assets or liabilities on the Consolidated Balance Sheet, commitments or forecasted transactions. At the time a derivative contract is entered into, and at least quarterly thereafter, an assessment is made whether the derivative item is effective in offsetting the changes in fair value or cash flows of the hedged items. The derivative qualifies for hedge accounting treatment if it is effective in substantially mitigating the risk it was designed to address.

It is not the Company’s intent to use financial derivatives or commodity instruments for trading or speculative purposes.

Credit risk management

Credit risk refers to the possibility that a customer or counterparty will fail to fulfil its obligations under a contract and as a result create a financial loss for the Company. The Company’s credit risk regarding its investment in long-term floating rate notes is discussed in more detail above.

The Company predominantly serves financially established customers and the Company has experienced limited financial losses with respect to credit risk. The credit worthiness of customers is assessed using credit scores supplied by a third party, and through direct monitoring of their financial well-being on a continual basis. The Company establishes guidelines for customer credit limits and should thresholds in these areas be reached, appropriate precautions are taken to improve collectability.

Counterparties to financial instruments expose the Company to credit losses in the event of non-performance. Counterparties for derivative and cash transactions are limited to high credit quality financial institutions, which are monitored on an on-going basis. Counterparty credit assessments are based on the financial health of the institutions and their credit ratings from external agencies. The Company does not anticipate non-performance that would materially impact the Company’s financial statements. In addition, the Company believes there are no significant concentrations of credit risk.

Foreign exchange management

The Company is exposed to fluctuations in the value of financial commitments, assets, liabilities, income or cash flows due to changes in FX rates. The Company conducts business transactions and owns assets in both Canada and the United States; as a result, revenues and expenses are incurred in both Canadian and U.S. dollars. The Company enters into foreign exchange risk management transactions primarily to manage fluctuations in the exchange rate between Canadian and U.S. currencies. In terms of net income, excluding FX on long-term debt, mitigation of U.S. dollar FX exposure is provided primarily through offsets created by revenues and expenses incurred in the same currency. Where appropriate, the Company negotiates with customers and suppliers to reduce the net exposure.

Occasionally the Company will enter into short-term FX forward contracts as part of its cash management strategy.

Net investment hedge

The FX gains and losses on long-term debt are mainly unrealized and can only be realized when U.S. dollar denominated long-term debt matures or is settled. The Company also has long-term FX exposure on its investment in U.S. affiliates. The majority of the Company’s U.S. dollar denominated long-term debt has been designated as a hedge of the net investment in foreign subsidiaries. This designation has the effect of mitigating volatility on net income by offsetting long-term FX gains and losses on long-term debt and gains and losses on its net investment. In addition, the Company may enter into FX forward contracts to lock-in the amount of Canadian dollars it has to pay on its U.S. denominated debt maturities.

Foreign exchange forward contracts

During 2011, in anticipation of a cash tender to offer to redeem the Company’s US$101 million 5.75% May 2013 Notes, the Company unwound a similar amount of FX forward contracts to fix the exchange rate on these Notes for total proceeds of $2 million (Note 20). These forward contracts were accounted for as cash flow hedges.

At December 31, 2011, the Company had remaining FX forward contracts to fix the exchange rate on US$175 million of its 6.50% Notes due in May 2018, and US$100 million of its 7.25% Notes due in May 2019. These derivatives, which are accounted for as cash flow hedges, guarantee the amount of Canadian dollars that the Company will repay when these Notes mature.

During 2011, a combined realized and unrealized foreign exchange gain of $8 million (2010 – unrealized loss of $1 million) in “Other income and charges” was recorded in relation to these derivatives. During 2011, the gain recorded in “Other income and charges” was largely offset by the realized and unrealized losses on the underlying debt which the derivatives were designated to hedge. Similarly the loss in 2010 was largely offset by unrealized gains on the underlying debt.

At December 31, 2011, the unrealized gain derived from these FX forwards was $6 million which was included in “Other assets” with the offset reflected as an unrealized loss of $1 million in “Accumulated other comprehensive loss” and as an unrealized gain of $7 million in “Retained earnings”. At December 31, 2010, the unrealized loss derived from these FX forwards was $2 million which was included in “Other long-term liabilities” with the offset reflected as an unrealized loss of $1 million in “Accumulated other comprehensive loss” and as an unrealized loss of $1 million in “Retained earnings”.

At December 31, 2011, the Company expected that, during the next twelve months, unrealized pre-tax losses of $1 million would be reclassified to “Other income and charges”.

Interest rate management

The Company is exposed to interest rate risk, which is the risk that the fair value or future cash flows of a financial instrument will vary as a result of changes in market interest rates. In order to manage funding needs or capital structure goals, the Company enters into debt or capital lease agreements that are subject to either fixed market interest rates set at the time of issue or floating rates determined by on-going market conditions. Debt subject to variable interest rates exposes the Company to variability in interest expense, while debt subject to fixed interest rates exposes the Company to variability in the fair value of debt.

To manage interest rate exposure, the Company accesses diverse sources of financing and manages borrowings in line with a targeted range of capital structure, debt ratings, liquidity needs, maturity schedule, and currency and interest rate profiles. In anticipation of future debt issuances, the Company may enter into forward rate agreements such as treasury rate locks, bond forwards or forward starting swaps, designated as cash flow hedges, to substantially lock in all or a portion of the effective future interest expense. The Company may also enter into swap agreements, designated as fair value hedges, to manage the mix of fixed and floating rate debt.

Interest rate swaps

At December 31, 2011 and December 31, 2010, the Company had no outstanding interest rate swaps.

During 2011, the Company amortized $5 million (2010 – $4 million; 2009 – $6 million) of deferred gains to “Net interest expense” relating to interest rate swaps previously unwound in 2010 and 2009. In addition, during 2011, the Company amortized $2 million of deferred gains to “Other income and charges” as a result of the redemption of 5.75% 2013 Notes (Note 20). These gains were deferred as a fair value adjustment to the underlying debts that were hedged and were amortized to “Net interest expense” until the debts were redeemed in 2011.

Treasury rate locks

At December 31, 2011, the Company had net unamortized losses related to interest rate locks, which are accounted for as cash flow hedges, settled in previous years totalling $22 million (December 31, 2010 – $22 million). This amount is composed of various unamortized gains and losses related to specific debts which are reflected in “Accumulated other comprehensive loss” and are amortized to “Net interest expense” in the period that interest on the related debt is charged. The amortization of these gains and losses resulted in a negligible increase to “Net interest expense” and “Other comprehensive income” in 2011 (2010 – $2 million; 2009 – $4 million).

At December 31, 2011, the Company expected that, during the next twelve months, a negligible amount of loss related to these previously settled derivatives would be reclassified to “Net interest expense”.

Stock-based compensation expense management

The Company is exposed to stock-based compensation risk, which is the probability of increased compensation expense due to the increase in the Company’s share price.

The Company has a Total Return Swap (“TRS”) to reduce the volatility to the Company over time on three types of stock-based compensation programs: TSARs, DSUs, and RSUs. As the Company’s share price appreciates, these programs create increased compensation expense. The TRS is a derivative that provides a gain to offset increased compensation expense as the share price increases and a loss to offset reduced compensation expense when the share price falls. This derivative is not designated as a hedge and changes in fair value are recognized in net income in the period in which the change occurs.

During 2011, the Company reduced the size of the TRS program by 0.5 million share units (December 31, 2010 – 0.5 million) at minimal cost to reflect the cancellation of SARs in Canada (Note 27).

At December 31, 2011, the Company had 0.6 million share units (December 31, 2010 – 1.1 million) remaining in the TRS with an unrealized loss of $3 million (December 31, 2010 – $6 million) which was included in “Accounts payable and accrued liabilities” on the Consolidated Balance Sheets.

“Compensation and benefits” expense on the Company’s Consolidated Statements of Income included a net gain on these swaps of $3 million in 2011 (2010 – $12 million; 2009 – $19 million).

Fuel price management

The Company is exposed to commodity risk related to purchases of diesel fuel and the potential reduction in net income due to increases in the price of diesel. Fuel expense constitutes a large portion of the Company’s operating costs and volatility in diesel fuel prices can have a significant impact on the Company’s income. Items affecting volatility in diesel prices include, but are not limited to, fluctuations in world markets for crude oil and distillate fuels, which can be affected by supply disruptions and geopolitical events.

The impact of variable fuel expense is mitigated substantially through fuel cost recovery programs which apportion incremental changes in fuel prices to shippers through price indices, tariffs, and by contract, within agreed upon guidelines. While these programs provide effective and meaningful coverage, residual exposure remains as the fuel expense risk cannot be completely recovered from shippers due to timing and volatility in the market. The Company continually monitors residual exposure, and where appropriate, may enter into derivative instruments.

Derivative instruments used by the Company to manage fuel expense risk may include, but are not limited to, swaps and options for crude oil, diesel and crack spreads.

Energy futures

At December 31, 2011, the Company had diesel futures contracts, which are accounted for as cash flow hedges, to purchase approximately 21 million U.S. gallons during the period January to December 2012 at an average price of $3.01 per U.S. gallon. This represents approximately 7% of estimated fuel purchases for this period. At December 31, 2011, the unrealized loss on these futures contracts was $3 million (December 31, 2010 – unrealized gain $4 million) and was reflected in “Accounts payable and accrued liabilities” (December 31, 2010 – “Other current assets”) with the offset, net of tax, reflected in “Accumulated other comprehensive loss” on the Consolidated Balance Sheets.

The impact of settled commodity swaps decreased “Fuel” expense in 2011 by $8 million as a result of realized gains on diesel swaps (2010 – realized gains $3 million; 2009 – realized losses $5 million). At December 31, 2011, the Company expected that, during the next twelve months, $3 million of unrealized pre-tax holding losses on diesel future contracts would be realized and recognized in “Fuel” expense as a result of these derivatives being settled.

The following table summarizes the fair values derivatives instruments on the Consolidated Balance Sheets at December 31, 2011 and December 31, 2010:

		Asset Derivatives		Liability Derivatives
		As at December 31,		As at December 31,
(in millions of Canadian dollars)	Balance Sheet Location	2011	2010	2011	2010
Derivatives designated as hedging instruments
Diesel future contracts	Other current assets	$–	$4	$–	$–
	Accounts payable and accrued liabilities	–	–	3	–
FX forward contracts	Other assets	6	–	–	–
	Other long-term liabilities	–	–	–	2
Derivatives not designated as hedging instruments
Total return swap	Accounts payable and accrued liabilities	–	–	3	6

		$6	$4	$6	$8

The following table summarizes information on the location and amounts of gains and losses, before tax, related to derivatives on the Consolidated Statements of Income and in Comprehensive (loss) income for the years 2011, 2010, and 2009:

	Location of gain (loss) recognized in income on derivatives	Amount of gain (loss) recognized in income on derivatives			Amount of gain (loss) recognized in other comprehensive loss on derivatives
(in millions of Canadian dollars)		2011	2010	2009	2011	2010	2009

Derivatives designated as hedging instruments
Effective portion
Crude oil swaps	Fuel expense	$–	$–	$4	$–	$–	$(3)
Diesel future contracts	Fuel expense	8	3	(5)	(7)	1	6
FX forward contracts	Other income and charges	8	(1)	–	–	(1)	–
Interest rate swaps	Net interest expense	5	4	6	–	–	–
	Other income and charges	2	–	6	–	–	–
Treasury rate locks	Net interest expense	–	(2)	(4)	–	2	4

Derivatives not designated as hedging instruments
Total return swaps	Compensation and benefits	3	12	19	–	–	–
FX forward contracts	Other income and charges	–	–	(23)	–	–	–
Treasury rate locks	Net interest expense	–	–	(1)	–	–	–
		$26	$16	$2	$(7)	$2	$7

There was no significant ineffectiveness related to derivatives designated as hedges.

The following table summarizes information on the effective and ineffective portions, before tax, of the Company’s net investment hedge on the Consolidated Statements of Income and in Comprehensive (loss) income for the years ended 2011, 2010 and 2009.

	Location of ineffective portion recognized in income	Ineffective portion recognized in income gain (loss)			Effective portion recognized in other comprehensive loss
(in millions of Canadian dollars)		2011	2010	2009	2011	2010	2009

FX on LTD within net investment hedge	Other income and charges	$–	$3	$ (2)	$ (59)	$142	$ 247

Other long-term liabilities	12 Months Ended
Dec. 31, 2011
Other long-term liabilities [Abstract]
Other long-term liabilities

22    Other long-term liabilities

(in millions of Canadian dollars)	2011	2010
Provision for environmental remediation, net of current portion (1)	$82	$91
Provision for restructuring, net of current portion (2) (Note 24)	35	45
Deferred gains on sale leaseback transactions	38	41
Deferred revenue on rights-of-way license agreements, net of current portion	34	36
Deferred income credits	32	30
Stock-based compensation liabilities, net of current portion	61	82
Asset retirement obligations (Note 23)	23	22
Other, net of current portion	60	121

Total other long-term liabilities	$365	$468

(1)  As at December 31, 2011, the aggregate provision for environmental remediation, including the current portion was $97 million (2010 – $107 million).

(2)  As at December 31, 2011, the aggregate provision for restructuring, including the current portion was $55 million (2010 – $72 million).

The deferred revenue on rights-of-way license agreements, and deferred gains on sale leaseback transactions are being amortized to income on a straight-line basis over the related lease terms. Deferred income credits are being amortized over the life of the related asset.

Environmental remediation accruals

Environmental remediation accruals cover site-specific remediation programs. Environmental remediation accruals are measured on an undiscounted basis and are recorded when the costs to remediate are probable and reasonably estimable. The estimate of the probable costs to be incurred in the remediation of properties contaminated by past railway use reflects the nature of contamination at individual sites according to typical activities and scale of operations conducted. CP has developed remediation strategies for each property based on the nature and extent of the contamination, as well as the location of the property and surrounding areas that may be adversely affected by the presence of contaminants, considering available technologies, treatment and disposal facilities and the acceptability of site-specific plans based on the local regulatory environment. Site-specific plans range from containment and risk management of the contaminants through to the removal and treatment of the contaminants and affected soils and ground water. The details of the estimates reflect the environmental liability at each property. Provisions for environmental remediation costs are recorded in “Other long-term liabilities”, except for the current portion which is recorded in “Accounts payable and accrued liabilities”. Payments are expected to be made over 10 years to 2021.

The accruals for environmental remediation represent CP’s best estimate of its probable future obligation and includes both asserted and unasserted claims, without reduction for anticipated recoveries from third parties. Although the recorded accruals include CP’s best estimate of all probable costs, CP’s total environmental remediation costs cannot be predicted with certainty. Accruals for environmental remediation may change from time to time as new information about previously untested sites becomes known, environmental laws and regulations evolve and advances are made in environmental remediation technology. The accruals may also vary as the courts decide legal proceedings against outside parties responsible for contamination. These potential charges, which cannot be quantified at this time, may materially affect income in the particular period in which a charge is recognized. Costs related to existing, but as yet unknown, or future contamination will be accrued in the period in which they become probable and reasonably estimable. Changes to costs are reflected as changes to “Other long-term liabilities” or “Accounts payable and accrued liabilities” on the Consolidated Balance Sheets and to “Purchased services and other” within operating expenses on the Consolidated Statements of Income. The amount charged to income in 2011 was $3 million (2010 – $4 million; 2009 – $3 million).

Asset retirement obligations	12 Months Ended
Dec. 31, 2011
Asset retirement obligations [Abstract]
Asset retirement obligations

23    Asset retirement obligations

Asset retirement obligations are recorded in “Other long-term liabilities”. The majority of these liabilities are discounted at 6.25%. Accretion expense is included in “Depreciation and amortization” on the Consolidated Statement of Income.

(in millions of Canadian dollars)	2011	2010
Opening balance, January 1	$22	$27
Accretion	1	1
Liabilities settled	–	(5)
Revision to estimated cash flows	–	(1)

Closing balance, December 31	$23	$22

Upon the ultimate retirement of grain-dependent branch lines, the Company has to pay a fee, levied under the Canada Transportation Act, of $30,000 per mile of abandoned track. The undiscounted amount of the liability was $41 million at December 31, 2011 (2010 – $41 million), which, when present valued, was $21 million at December 31, 2011 (2010 – $20 million). The payments are expected to be made in the 2012 – 2044 period.

The Company also has a liability on a joint facility that will have to be settled upon retirement based on a proportion of use during the life of the asset. The estimate of the obligation at December 31, 2011, was $18 million (2010 – $18 million), which, when present valued, was $2 million at December 31, 2011 (2010 – $2 million). For purposes of estimating this liability, the payment related to the retirement of the joint facility is anticipated to be made in 33 years.

Restructuring accrual	12 Months Ended
Dec. 31, 2011
Restructuring accrual [Abstract]
Restructuring accrual

24    Restructuring accrual

At December 31, 2011, the provision for restructuring was $55 million (2010 – $72 million). The restructuring accrual is primarily for labour liabilities arising from historic initiatives. Payments are expected to continue in diminishing amounts until 2025.

Set out below is a reconciliation of CP’s liabilities associated with its restructuring accrual:

(in millions of Canadian dollars)	2011	2010
Opening balance, January 1	$72	$77
Accrued	8	13
Payments	(27)	(20)
Amortization of discount(1)	2	3
Foreign exchange impact	–	(1)

Closing balance, December 31	$55	$72

(1)  Amortization of discount is charged to income as “Compensation and benefits”.

Shareholders' equity	12 Months Ended
Dec. 31, 2011
Other comprehensive loss and accumulated other comprehensive loss and Shareholders' equity [Abstract]
Shareholders' equity

25    Shareholders’ equity

Authorized and issued share capital

The Company’s Articles of Incorporation authorize for issuance an unlimited number of Common Shares and an unlimited number of First Preferred Shares and Second Preferred Shares. At December 31, 2011, no Preferred Shares had been issued.

An analysis of Common Share balances is as follows:

(number of shares in millions)	2011	2010	2009
Share capital, January 1	169.2	168.5	153.8
Shares issued	–	–	13.9
Shares issued under stock option plans	0.8	0.7	0.8

Share capital, December 31	170.0	169.2	168.5

On February 3, 2009, CP filed a final prospectus offering for sale to the public, primarily in Canada and the U.S., of up to 13,900,000 CP common shares at a price of $36.75 Canadian per share. The offering closed on February 11, 2009, at which time CP issued 13,900,000 common shares, including 1,300,000 common shares issued under the provisions of an over-allotment option available to the underwriters of the common share offering, for gross proceeds of approximately $511 million (proceeds net of fees and issue costs and including deferred taxes are $495 million).

The change in the “Share capital” balances includes $1 million (2010 – $2 million; 2009 – $1 million) related to the cancellation of the TSARs liability on exercise of tandem stock options, and $11 million (2010 – $8 million; 2009 – $8 million) of stock-based compensation transferred from “Additional paid-in capital”.

Pensions and other benefits	12 Months Ended
Dec. 31, 2011
Pension and other postretirement benefits [Abstract]
Pensions and other benefits

26    Pensions and other benefits

The Company has both defined benefit (“DB”) and defined contribution (“DC”) pension plans. At December 31, 2011, the Canadian pension plans represent approximately 99% of total combined pension plan assets and approximately 98% of total combined pension plan obligations.

The DB plans provide for pensions based principally on years of service and compensation rates near retirement. Pensions for Canadian pensioners are partially indexed to inflation. Annual employer contributions to the DB plans, which are actuarially determined, are made on the basis of being not less than the minimum amounts required by federal pension supervisory authorities.

The Company has other benefit plans including post-retirement health and life insurance for pensioners, and post-employment long-term disability and workers’ compensation benefits, which are based on Company-specific claims. At December 31, 2011, the Canadian other benefits plans represent approximately 95% of total combined other plan obligations.

The Pension Committee of the Board of Directors has approved an investment policy that establishes long-term asset mix targets which take into account the Company’s expected risk tolerances. Pension plan assets are managed by a suite of independent investment managers, with the allocation by manager reflecting these asset mix targets. Most of the assets are actively managed with the objective of outperforming applicable capital market indices. In accordance with the investment policy, derivative instruments are used to replicate stock market index returns, to partially hedge foreign currency exposures and to reduce asset/liability interest rate mismatch risk. The investment policy was revised effective April 1, 2011 to prohibit the managers from investing in securities of the Company or its subsidiaries; they are permitted to retain any such securities acquired prior to such date, subject to statutory requirements.

To develop the expected long-term rate of return assumption used in the calculation of net periodic benefit cost applicable to the market-related value of assets, the Company considers the expected composition of the plans’ assets, past experience and future estimates of long-term investment returns. Future estimates of investment returns reflect the expected annual yield on applicable fixed income capital market indices, the long-term expected risk premium (relative to long-term government bond yields) for public equity, real estate and infrastructure securities and the expected added value (relative to applicable capital market indices) from active management of pension fund assets.

The Company has elected to use a market-related value of assets for the purpose of calculating net periodic benefit cost, developed from a five-year average of market values for the plans’ public equity securities (with each prior year’s market value adjusted to the current date for assumed investment income during the intervening period) plus the market value of the plans’ fixed income, real estate and infrastructure securities.

The benefit obligation is discounted using a discount rate that is a blended interest rate for a portfolio of high-quality corporate debt instruments with matching cash flows. The discount rate is determined by management with the aid of third-party actuaries.

The elements of net periodic benefit cost for DB pension plans and other benefits recognized in the year included the following components:

	Pensions			Other benefits
(in millions of Canadian dollars)	2011	2010	2009	2011	2010	2009
Current service cost (benefits earned by employees in the year)	$105	$86	$67	$17	$16	$14
Interest cost on benefit obligation	460	464	482	26	28	29
Expected return on fund assets	(674)	(598)	(557)	(1)	(1)	(1)
Recognized net actuarial loss	142	71	7	8	2	35
Amortization of prior service costs	13	13	23	(1)	(2)	(1)
Settlement gain(1)	–	–	–	–	–	(8)

Net periodic benefit cost	$46	$36	$22	$49	$43	$68

(1)  Settlement gains resulted from certain post-retirement benefit obligations being assumed by a U.S. national multi-employer benefit plan.

Information about the Company’s DB pension plans and other benefits, in aggregate, is as follows:

	Pensions		Other benefits
(in millions of Canadian dollars)	2011	2010	2011	2010

Change in projected benefit obligation:
Benefit obligation at January 1	$8,984	$8,033	$494	$484
Current service cost	105	86	17	16
Interest cost	460	464	26	28
Employee contributions	60	54	–	–
Benefits paid	(471)	(469)	(35)	(35)
Foreign currency changes	3	(8)	–	(1)
Plan amendments and other	(3)	–	7	–
Actuarial loss	961	824	27	2

Projected benefit obligation at December 31	$10,099	$8,984	$536	$494

Change in fund assets:
Fair value of fund assets at January 1	$8,310	$7,014	$11	$12
Actual return on fund assets	621	880	–	–
Employer contributions	693	837	35	34
Employee contributions	60	54	–	–
Benefits paid	(471)	(469)	(35)	(35)
Foreign currency changes	2	(6)	–	–

Fair value of fund assets at December 31	$9,215	$8,310	$11	$11

Funded status – plan deficit	$(884)	$(674)	$(525)	$(483)

Amounts recognized in the Company’s Consolidated Balance Sheet are as follows:

	Pensions		Other benefits
(in millions of Canadian dollars)	2011	2010	2011	2010

Accounts payable and accrued liabilities	$–	$–	$37	$41
Pension and other benefit liabilities	884	674	488	442

Total amount recognized	$884	$674	$525	$483

The defined benefit pension plans’ accumulated benefit obligation as at December 31, 2011 was $9,618 million (2010 – $8,580 million). The accumulated benefit obligation is calculated on a basis similar to the projected benefit obligation, except no future salary increases are assumed in the projection of future benefits.

The measurement date used to determine the plan assets and the accrued benefit obligation is December 31. The most recent actuarial valuation for pension funding purposes for the Company’s main Canadian pension plan was performed as at January 1, 2011. During 2012, the Company expects to file a new valuation with the pension regulator.

Amounts recognized in accumulated other comprehensive loss are as follows:

	Pensions		Other benefits
(in millions of Canadian dollars)	2011	2010	2011	2010

Net actuarial loss:
Other than deferred investment losses	$3,063	$2,309	$119	$99
Deferred investment losses	665	547	–	–
Prior service cost	1	17	4	(3)
Deferred income tax	(1,030)	(807)	(34)	(27)

Total	$2,699	$2,066	$89	$69

The unamortized actuarial loss and the unamortized prior service cost included in “Accumulated other comprehensive loss” that is expected to be recognized in net periodic benefit cost during 2012 are $207 million and $2 million, respectively, for pensions and $6 million and a recovery of $1 million, respectively, for other post-retirement benefits.

Weighted-average actuarial assumptions used were approximately:

(percentages)	2011		2010		2009

Benefit obligation at December 31:
Discount rate	4.55		5.20		5.90
Projected future salary increases	3.00		3.00		3.00
Health care cost trend rate	8.00	(1)	8.00	(1)	8.50	(2)
Benefit cost for year ended December 31:
Discount rate	5.20		5.90		7.00
Expected rate of return on fund assets	7.75		7.75		7.75
Projected future salary increases	3.00		3.00		3.00
Health care cost trend rate	8.00	(1)	8.50	(2)	9.00	(2)

(1)   The health care cost trend rate is assumed to be 8.0% in 2012 and 2013, and then decreasing by 0.5% per year to an ultimate rate of 5.0% per year in 2019 and thereafter.

(2)   The health care cost trend rate was previously projected to decrease by 0.5% per year to approximately 5.0% per year in 2017.

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage-point change in the assumed health care cost trend rate would have the following effects:

(in millions of Canadian dollars) Favorable (unfavorable)	One percentage point increase	One percentage point decrease

Effect on the total of service and interest costs	(1)	1
Effect on post-retirement benefit obligation	(9)	9

Plan assets

Plan assets are recorded at fair value. The major asset categories are public equity securities, debt securities, and real estate and infrastructure funds. The fair values of the public equity and debt securities (other than Level 3 mortgages) are based on quoted market prices. The fair value of each Level 3 mortgage is based on the yield of a similar term Government of Canada bond plus a yield spread provided by a third party that reflects the mortgage’s credit quality. Real estate values are based on annual valuations performed by external parties, taking into account current market conditions and recent sales transactions where practical and appropriate. Infrastructure values are based on the fair value of each fund’s assets as calculated by the fund manager, generally using a discounted cash flow analysis that takes into account current market conditions and recent sales transactions where practical and appropriate.

The Company’s pension plan asset allocation, the current weighted-average asset allocation targets and the current weighted-average policy range for each major asset class, were as follows:

			Percentage of plan assets at December 31
Asset allocation (percentage)	Current asset allocation target	Current policy range	2011	2010

Public equity securities	45.7	30 – 51	40.1	47.7
Debt securities	42.3	39 – 53	49.2	41.8
Real estate and infrastructure	12.0	10 – 17	10.7	10.5

Total			100.0	100.0

The asset allocation, as at December 31, 2011, varies from the current asset allocation targets due to both the phasing in, over several months, of the investment of the $600 million voluntary prepayment made in December 2011 and the deferral of asset allocation rebalancing until the recent market volatility subsides.

The following is a summary of the assets of the Company’s defined benefit pension plans at fair values at December 31, 2011 and a comparative summary at December 31, 2010:

(in millions of Canadian dollars)	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

December 31, 2011
Cash and cash equivalents	$48	$299	$–	$347
Government bonds	–	2,839	–	2,839
Corporate bonds	–	1,264	–	1,264
Mortgages	–	18	4	22
Public equities
• Canada	882	81	–	963
• U.S. and international	2,310	30	–	2,340
Real estate	–	–	691	691
Infrastructure	–	–	294	294
Derivative assets(1)	–	455	–	455

	$3,240	$4,986	$989	$9,215

December 31, 2010
Cash and cash equivalents	$35	$71	$–	$106
Government bonds	–	2,398	–	2,398
Corporate bonds	–	941	–	941
Mortgages	–	16	5	21
Public equities
• Canada	1,050	67	–	1,117
• U.S. and international	2,438	44	–	2,482
Real estate	–	–	620	620
Infrastructure	–	–	254	254
Derivative assets(1)	–	371	–	371

	$3,523	$3,908	$879	$8,310

(1) The Company’s pension funds utilize the following derivative instruments: equity futures to replicate equity index returns (Level 2); currency forwards to partially hedge foreign currency exposures (Level 2); bond forwards to reduce asset/liability interest rate risk exposures (Level 2); interest rate swaps to manage duration and interest rate risk (Level 2); credit default swaps to manage credit risk (Level 2); and options to manage interest rate risk and volatility (Level 2).

During 2010 and 2011 the portion of the assets of the Company’s defined benefit pension plans measured at fair value using unobservable inputs (Level 3) changed as follows:

(in millions of Canadian dollars)	Mortgages	Real estate	Infrastructure	Total

As at January 1, 2010	$12	$576	$240	$828
Contributions	–	10	53	63
Disbursements	(7)	(17)	(44)	(68)
Net realized gain (loss)	–	27	(2)	25
Increase in net unrealized gains	–	24	7	31

As at December 31, 2010	$5	$620	$254	$879
Contributions	–	7	17	24
Disbursements	(2)	(10)	–	(12)
Net realized gain	–	4	–	4
Increase in net unrealized gains	1	70	23	94

As at December 31, 2011	$4	$691	$294	$989

The Company’s investment strategy is to achieve a long-term (five to ten-year period) real rate of return of 5.25%, net of all fees and expenses. The Company’s best estimate of long-term inflation of 2.5% yields an expected long-term nominal target of 7.75%, net of all fees and expenses. In identifying the asset allocation ranges, consideration was given to the long-term nature of the underlying plan liabilities, the solvency and going-concern financial position of the plan, long-term return expectations and the risks associated with key asset classes as well as the relationships of returns on key asset classes with each other, inflation and interest rates. When advantageous and with due consideration, derivative instruments may be utilized, provided the total value of the underlying assets represented by financial derivatives, excluding currency forwards, is limited to 30% of the market value of the fund.

When investing in foreign securities, the plans are exposed to foreign currency risk. Most of the plans’ non-Canadian public equity and infrastructure foreign currency exposures are 50% hedged. Most of the plans’ debt securities and all of the plans’ real estate holdings are Canadian-dollar denominated. Net of the above hedging, the plans were 9% exposed to the U.S. dollar, 5% exposed to European currencies, and 5% exposed to various other currencies, as at December 31, 2011.

At December 31, 2011, fund assets consisted primarily of listed stocks and bonds, including none of the Company’s Common Shares (2010 – 147,540) at a market value of $nil (2010 – $10 million), 6.91% Secured Equipment Notes issued by the Company at a par value of $2 million (2010 – $4 million) and a market value of $3 million (2010 – $4 million), and 6.25% Unsecured Notes issued by the Company at a par value of $2 million (2010 – $2 million) and a market value of $2 million (2010 – $2 million).

Cash flows

In 2011, the Company contributed $698 million to its pension plans (2010 – $840 million; 2009 – $598 million), including $5 million to the defined contribution plans (2010 – $3 million; 2009 – $3 million), $696 million to the Canadian registered and U.S. qualified defined benefit pension plans (2010 – $829 million; 2009 – $587 million), and a net refund of $3 million from the Canadian non-registered supplemental pension plan (2010 – $8 million contribution; 2009 – $8 million contribution). Contributions to the Canadian registered defined benefit plan included voluntary prepayments of $600 million in 2011, $650 million in 2010, and $500 million in 2009. The contributions to the U.S. qualified defined benefit pension plans included a voluntary prepayment of $7 million in 2009. These prepayments were made in order to reduce the volatility of future pension funding requirements. In addition, the Company made payments directly to employees, their beneficiaries or estates or to third-party benefit administrators of $35 million in 2011 (2010 – $34 million; 2009 – $38 million) with respect to other benefits.

Total contributions for all of the Company’s defined benefit pension plans are expected to be in the range of $100 million to $125 million in 2012.

Estimated future benefit payments

The estimated future defined benefit pension and other benefit payments to be paid by the plans for each of the next five years and the subsequent five-year period are as follows:

(in millions of Canadian dollars)	Pensions	Other benefits

2012	$473	$36
2013	493	37
2014	504	38
2015	519	39
2016	535	39
2017 – 2021	2,867	202

The benefit payments from the Canadian registered and U.S. qualified defined benefit pension plans are payable from their respective pension funds. Benefit payments from the supplemental pension plan and from the other benefits plans are payable directly from the Company.

Defined contribution plan

Canadian non-unionized employees hired prior to July 1, 2010 had the option to participate in the Canadian DC plan. All Canadian non-unionized employees hired after such date must participate in this plan. Employee contributions are based on a percentage of salary. The Company matches employee contributions to a maximum percentage each year.

Effective July 1, 2010, a new U.S. DC plan was established. All U.S. non-unionized employees hired after such date must participate in this plan. Employees do not contribute to the plan. The Company annually contributes a percentage of salary.

The DC plans provide a pension based on total employee and employer contributions plus investment income earned on those contributions.

In 2011, the net cost of the DC plans, which generally equals the employer’s required contribution, was $5 million (2010 – $3 million; 2009 – $3 million).

Contributions to multi-employer plans

Some of the Company’s unionized employees in the U.S. are members of a U.S. national multi-employer benefit plan. Contributions made by the Company to this plan in 2011 in respect of post-retirement medical benefits were $6 million (2010 – $5 million, 2009 – $3 million).

Stock-based compensation	12 Months Ended
Dec. 31, 2011
Stock-based compensation [Abstract]
Stock-based compensation

27    Stock-based compensation

At December 31, 2011, the Company had several stock-based compensation plans, including stock option plans, various cash settled liability plans and an employee stock savings plan. These plans resulted in an expense in 2011 of $43 million (2010 – $71 million; 2009 – $68 million).

A. Stock option plans

Regular options and TSARs

With the granting of regular options, employees may be simultaneously granted TSARs equivalent to the number of regular options granted (stock options granted prior to January 2009 were simultaneously granted TSARs equivalent to one-half the regular options granted). The last issue of TSARs was in April 2010. A TSAR entitles the holder to receive payment of an amount equal to the excess of the market value of a Common Share at the exercise date of the TSAR over the related option exercise price. The liability for TSARs is recognized and measured at its fair value. Regular options and TSARs may be exercised no earlier than two years and no later than 10 years after the grant date.

Where an option granted is a tandem award, the holder can choose to exercise an option or a TSAR of equal intrinsic value.

As a result of changes to Canadian tax legislation, which eliminated the favourable tax treatment on cash settled compensation awards, the Company offered employees the option of cancelling the outstanding SAR and keeping in place the outstanding option. During 2011, the Company cancelled 3.5 million SARs and reclassified the fair value of the previously recognized liability ($75 million) and the recognized deferred tax asset ($18 million) to “Additional paid-in capital”. The terms of the awards were not changed and as a result no incremental cost was recognized. The weighted-average fair value of the units cancelled was $23.75. Compensation cost will continue to be recognized over the remaining vesting period for those options not yet vested.

Performance options

Performance options, granted prior to 2007, vest after 48 months, unless certain performance targets are achieved, in which case vesting is accelerated, and will expire five years after the grant date (“performance-accelerated options”). Beginning in 2007, performance options granted will only vest when certain performance targets are achieved and will not vest if the performance targets are not achieved within a specific time frame. These options will expire five years and three months after the grant date (“performance-contingent options”).

Summary of regular and performance options

The following table summarizes the Company’s fixed stock option plans (that do not have a TSAR attached to them) as at December 31:

	Options outstanding		Nonvested options
	Number of options	Weighted average exercise price	Number of options	Weighted average grant date fair value

Outstanding, January 1, 2011	3,530,698	$53.36	1,096,275		$18.18
New options granted	632,400	65.03	632,400		19.44
Transferred from TSARs	3,534,910	47.44	1,563,675		11.63
Exercised	(752,085)	34.77	NA		NA
Vested	NA	NA	(635,000)		12.19
Forfeited	(30,600)	52.73	(7,300)		22.26

Outstanding at December 31, 2011	6,915,323	$53.42	2,650,050		$16.04

Vested or expected to vest at December 31, 2011 (1)	6,050,046	$51.37	NA	$	NA

Exercisable at December 31, 2011	4,265,273	$50.43	NA	$	NA

(1) As at December 31, 2011, the weighted-average remaining term of vested or expected to vest options was 5.3 years with an aggregate intrinsic value of $109 million.

The following table provides the number of stock options outstanding and exercisable as at December 31, 2011 by range of exercise price and their related intrinsic aggregate value, and for options outstanding, the weighted-average years to expiration. The table also provides the aggregate intrinsic value for in-the-money stock options, which represents the amount that would have been received by option holders had they exercised their options on December 31, 2011 at the Company’s closing stock price of $69.01.

	Options outstanding				Options exercisable
Range of exercise prices	Number of options	Weighted average years to expiration	Weighted average exercise price	Aggregate intrinsic value (millions)	Number of options	Weighted average exercise price	Aggregate intrinsic value (millions)

$27.62 – $40.47	1,743,998	3.5	$33.66	$62	1,396,948	$33.00	$50
$42.05 – $60.69	2,244,775	5.2	51.19	40	1,431,675	50.68	26
$62.56 – $74.89	2,926,550	4.9	66.82	10	1,436,650	67.15	5

Total(1)	6,915,323	4.6	$53.42	$112	4,265,273	$50.43	$81

(1) As at December 31, 2011, the total number of in-the-money stock options outstanding was 5,730,673 with a weighted-average exercise price of $49.60. The weighted-average years to expiration of exercisable stock options is 4.8 years.

Under the fair value method, the fair value of options at the grant date was approximately $12 million for options issued in 2011 (2010 – $1 million; 2009 – $nil). The weighted-average fair value assumptions were approximately:

	2011	2010	2009

Expected option life (years) (1)	6.30	6.25	5.00
Risk-free interest rate(2)	2.79%	2.78%	2.35%
Expected stock price volatility (3)	31%	30%	23%
Expected annual dividends per share (4)	$1.20	$1.08	$0.99
Estimated forfeiture rate(5)	0.7%	0.7%	2.3%
Weighted-average grant date fair value of options granted during the year	$19.44	$15.90	$6.52

(1) Represents the period of time that awards are expected to be outstanding. Historical data on exercise behaviour was used to estimate the expected life of the option.

(2) Based on the implied yield available on zero-coupon government issues with an equivalent remaining term at the time of the grant.

(3) Based on the historical stock price volatility of the Company’s stock over a period commensurate with the expected term of the option.

(4) Determined by the current annual dividend. The Company does not employ different dividend yields throughout the year.

(5) The Company estimated forfeitures based on past experience. The rate is monitored on a periodic basis.

In 2011, the expense for stock options (regular and performance) was $15 million (2010 – $2 million; 2009 – recovery of $1 million). At December 31, 2011, there was $5 million of total unrecognized compensation related to stock options which is expected to be recognized over a weighted-average period of approximately 0.9 years.

Currently, the Company is not subject to post vesting restrictions on its stock option plans prior to expiry.

At December 31, 2011, there were 3,459,831 (2010 – 1,048,531; 2009 – 1,831,361) Common Shares available for the granting of future options under the stock option plans, out of the 15,578,642 (2010 – 15,578,642; 2009 – 15,578,642) Common Shares currently authorized for issuance.

Summary of TSARs

The following table summarizes information related to the Company’s TSARs as at December 31:

	TSARs outstanding		Nonvested TSARs
	Number of TSARs	Weighted average exercise price	Number of TSARs	Weighted average grant date fair value

Outstanding, January 1, 2011	3,998,910	$47.43	1,766,975		$11.54
Exercised as TSARs	(1,300)	30.50	NA		NA
Exercised as Options	(65,400)	41.01	NA		NA
Vested	NA	NA	(142,500)		10.43
Transferred to Options	(3,534,910)	47.44	(1,563,675)		11.63
Forfeited	(13,900)	61.69	(4,200)		14.02

Outstanding at December 31, 2011	383,400	$47.97	56,600		$11.73

Vested or expected to vest at December 31, 2011 (1)	383,400	$47.97	NA	$	NA

Exercisable at December 31, 2011	326,800	$48.28	NA	$	NA

(1) As at December 31, 2011, the weighted-average remaining term of vested or expected to vest TSARs was 4.2 years with an aggregate intrinsic value of $8 million.

The following table provides the number of TSARs outstanding and exercisable as at December 31, 2011 by range of exercise price and their related intrinsic value, and for TSARs outstanding, the weighted-average years to expiration. The table also provides the aggregate intrinsic value for in-the-money TSARs, which represents the amount that would have been received by TSAR holders had they exercised their TSAR on December 31, 2011 at the Company’s closing stock price of $69.01.

	TSARs outstanding				TSARs exercisable
Range of exercise prices	Number of TSARs	Weighted average years to expiration	Weighted average exercise price	Aggregate intrinsic value (millions)	Number of TSARs	Weighted average exercise price	Aggregate intrinsic value (millions)

$30.50 – $40.47	141,650	3.1	$33.24	$5	122,350	$32.76	$5
$42.05 – $60.69	146,800	4.7	49.87	3	109,500	49.40	2
$62.56 – $72.58	94,950	4.9	66.99	–	94,950	66.99	–

Total(1)	383,400	4.2	$47.97	$8	326,800	$48.28	$7

(1) As at December 31, 2011, the total number of in-the-money TSARs outstanding was 337,750 with a weighted-average exercise price of $44.76. The weighted-average years to expiration of exercisable TSARs is 4.0 years.

There were no TSARs issued in 2011. Under the fair value method, the fair value of TSARs at the grant date was $12 million in 2010 (2009 – $6 million). The weighted-average fair value of TSARs granted during 2010 was $14.27 (2009 – $7.39).

In 2011, the expense for TSARs was $4 million (2010 – $32 million; 2009 – $43 million).

Summary of stock option plans

The following table refers to the total fair value of shares vested for all stock option plans (including TSARs) during the years ended December 31:

(in millions of Canadian dollars)	2011	2010	2009

Regular stock option plan	$8	$6	$6
TSARs	1	6	6

Total	$9	$12	$12

The following table provides information related to all options exercised in the stock option plans during the years ended December 31:

(in millions of Canadian dollars)	2011	2010	2009

Total intrinsic value	$17	$10	$8
Cash received by the Company upon exercise of options	29	32	24

B. Other share-based plans

Performance share unit (“PSU”) plan

During 2011, the Company issued 269,300 PSUs. These units attract dividend equivalents in the form of additional units based on the dividends paid on the Company’s Common Shares. PSUs vest and are settled in cash approximately three years after the grant date contingent upon CP’s performance (performance factor). The fair value of PSUs are measured, both on the grant date and each subsequent quarter until settlement, using a Monte Carlo simulation model. The model utilizes multiple input variables that determine the probability of satisfying the performance and market condition stipulated in the grant.

The following table summarizes information related to the Company’s PSUs as at December 31:

	2011	2010

Outstanding, January 1	700,468	422,534
Granted	269,300	328,020
Units, in lieu of dividends	16,487	10,707
Vested	NA	NA
Forfeited	(55,944)	(60,793)

Outstanding at December 31	930,311	700,468

Vested, or expected to vest at December 31	359,532	–

Under the fair value method, the fair value of PSUs at the grant date was $16 million for PSUs issued in 2011 (2010 – $15 million; 2009 – $15 million).

In 2011, the expense for PSUs was $15 million (2010 – $29 million; 2009 – $10 million). At December 31, 2011, there was $17 million of total unrecognized compensation related to PSUs which is expected to be recognized over a weighted-average period of approximately 1.6 years.

Deferred share unit plan

The Company established the DSU plan as a means to compensate and assist in attaining share ownership targets set for certain key employees and Directors. A DSU entitles the holder to receive, upon redemption, a cash payment equivalent to the market value of a Common Share at the redemption date. DSUs vest over various periods of up to 36 months and are only redeemable for a specified period after employment is terminated.

Key employees may choose to receive DSUs in lieu of cash payments for certain incentive programs. In addition, when acquiring Common Shares to meet share ownership targets, key employees may be granted a matching number of DSUs up to 33% of the shares and DSUs acquired during the first six months after becoming eligible under the plan and, thereafter, up to 25%. Key employees have five years to meet their ownership targets.

An expense to income for DSUs is recognized over the vesting period for both the initial subscription price and the change in value between reporting periods.

The following table summarizes information related to the DSUs as at December 31:

	2011	2010

Outstanding, January 1	388,346	345,843
Granted	67,306	37,802
Transferred from RSUs	–	18,756
Units, in lieu of dividends	7,732	6,226
Redeemed	(67,078)	(20,281)

Outstanding, December 31	396,306	388,346

In 2011, the expense for DSUs was $5 million (2010 – $6 million; 2009 – $8 million).

Restricted share unit plan

The Company issued 64,470 RSUs in 2011 (2010 – 151; 2009 – 405). The fair value of RSUs at the grant date was $4 million. The RSUs are subject to time vesting. An expense to income for RSUs is recognized over the vesting period. At December 31, 2011, there was $4 million of total unrecognized compensation related to RSUs which is expected to be recognized over a weighted-average period of approximately 2.9 years.

Summary of share based liabilities paid

The following table summarizes the total share based liabilities paid for each of the years ended December 31:

(in millions of Canadian dollars)	2011	2010	2009

Plan
TSARs	$–	$–	$3
DSUs	4	2	–

Total	$4	$2	$3

C. Employee share purchase plan

The Company has an employee share purchase plan whereby both employee and Company contributions are used to purchase shares on the open market for employees. The Company’s contributions are expensed over the one-year vesting period. Under the plan, the Company matches $1 for every $3 contributed by employees up to a maximum employee contribution of 6% of annual salary. On April 1, 2009, the Company suspended its match to employee ESPP contributions. The match to non-union employee contributions was reinstated effective January 1, 2010.

At December 31, 2011, there were 13,984 participants (2010 – 13,525; 2009 – 13,261) in the plan. The total number of shares purchased in 2011 on behalf of participants, including the Company contribution, was 630,480 (2010 – 618,272; 2009 – 883,737). In 2011, the Company’s contributions totalled $4 million (2010 – $3 million; 2009 – $3 million) and the related expense was $4 million (2010 – $2 million; 2009 – $7 million).

Variable interest entities	12 Months Ended
Dec. 31, 2011
Variable interest entities [Abstract]
Variable interest entities

28    Variable interest entities

The Company leases equipment from certain trusts, which have been determined to be variable interest entities financed by a combination of debt and equity provided by unrelated third parties. The lease agreements, which are classified as operating leases, have a fixed price purchase option which create the Company’s variable interest and result in the trusts being considered variable interest entities. These fixed price purchase options are set at the estimated fair market value as determined at the inception of the lease and could provide the Company with potential gains. These options are considered variable interests, however, they are not expected to provide a significant benefit to the Company.

Responsibility for maintaining and operating the leased assets according to specific contractual obligations outlined in the terms of the lease agreements and industry standards is the Company’s. The rigor of the contractual terms of the lease agreements and industry standards are such that the Company has limited discretion over the maintenance activities associated with these assets. As such the Company concluded these terms do not provide the Company with the power to direct the activities of the variable interest entities in a way that has a significant impact on the entities’ economic performance.

The financial exposure to the Company as a result of its involvement with the variable interest entities is equal to the fixed lease payments due to the trusts. In 2011, lease payments after tax were $8 million. Future minimum lease payments, before tax, of $226 million will be payable over the next 19 years (Note 29).

The Company does not guarantee the residual value of the assets to the lessor, however, it must deliver to the lessor the assets in good operating condition, subject to normal wear and tear, at the end of the lease term.

As the Company’s actions and decisions do not significantly affect the variable interest entities’ performance, and the Company’s fixed purchase price option is not considered to be potentially significant to the variable interest entities, the Company is not considered to be the primary beneficiary, and does not consolidate these variable interest entities. As the leases are considered to be operating leases, the Company does not recognize any balances in the Consolidated Balance Sheets in relation to the variable interest entities.

Commitments and contingencies	12 Months Ended
Dec. 31, 2011
Commitments and contingencies [Abstract]
Commitments and contingencies

29    Commitments and contingencies

In the normal course of its operations, the Company becomes involved in various legal actions, including claims relating to injuries and damage to property. The Company maintains provisions it considers to be adequate for such actions. While the final outcome with respect to actions outstanding or pending at December 31, 2011, cannot be predicted with certainty, it is the opinion of management that their resolution will not have a material adverse effect on the Company’s financial position or results of operations.

At December 31, 2011, the Company had committed to total future capital expenditures amounting to $366 million and operating expenditures amounting to $1,810 million for the years 2012-2030.

On October 31, 2011, CP completed arrangements with 12 highly rated financial institutions for a committed $1.0 billion four year revolving credit agreement with an accordion feature of up to $1.3 billion. This agreement incorporates a revolving facility limit of $600 million and a separate letter of credit facility limit of $400 million at pre-agreed pricing and has the ability to annually extend the term for an additional year with the consent of the lenders. At December 31, 2011, CP had available $429 million under the revolving facility limit and $156 million available under the letter of credit facility limit. In addition, CP also has available from a financial institution a revolving credit agreement of $106 million, of which $106 million was available on December 31, 2011. This agreement is available through the end of 2013. With respect to both agreements the company had utilized $390 million for letters of credit and $25 million as short-term borrowings, in addition to a bank overdraft of $2 million. The weighted-average annual interest rate for short-term borrowings was 1.98% (2010 – not applicable; 2009 – 1.91%). Both agreements are required to maintain a maximum debt to total capitalization ratio and the $106 million agreement is currently subject to a minimum fixed charge coverage ratio. Should our senior unsecured debt not be rated at least investment grade by Moody’s and S&P, our $1.0 billion credit agreement will also be required to maintain a minimum fixed charge coverage ratio. At December 31, 2011, the Company satisfied the thresholds stipulated in both financial covenants.

Minimum payments under operating leases were estimated at $813 million in aggregate, with annual payments in each of the five years following 2011 of (in millions): 2012 – $145; 2013 – $131; 2014 – $96; 2015 – $83; 2016 – $65.

Expenses for operating leases for the year ended December 31, 2011 was $161 million (2010 – $169 million, 2009 – $196 million).

The DM&E was purchased for $1.5 billion in 2007 (Note 17). Future contingent payments of up to approximately US$1.2 billion consisting of US$431 million which would become due if construction of the Powder River Basin expansion project starts prior to December 31, 2025 and up to approximately US$769 million would become due upon the movement of specified volumes over the Powder River Basin extension prior to December 31, 2025. Certain interest and inflationary adjustments would also become payable up to December 31, 2025 upon achievement of certain milestones. The contingent payments would be accounted for as an increase in the purchase price.

Guarantees	12 Months Ended
Dec. 31, 2011
Guarantees [Abstract]
Guarantees

30    Guarantees

In the normal course of operating the railway, the Company enters into contractual arrangements that involve providing certain guarantees, which extend over the term of the contracts. These guarantees include, but are not limited to:

☐	residual value guarantees on operating lease commitments of $164 million at December 31, 2011;

☐

guarantees to pay other parties in the event of the occurrence of specified events, including damage to equipment, in relation to assets used in the operation of the railway through operating leases, rental agreements, easements, trackage and interline agreements; and

☐	indemnifications of certain tax-related payments incurred by lessors and lenders.

The maximum amount that could be payable under these guarantees, excluding residual value guarantees, cannot be reasonably estimated due to the nature of certain of these guarantees. All or a portion of amounts paid under guarantees to other parties in the event of the occurrence of specified events could be recoverable from other parties or through insurance. The Company has accrued for all guarantees that it expects to pay. At December 31, 2011, these accruals amounted to $8 million (2010 – $5 million), recorded in “Accounts payable and accrued liabilities”.

Indemnifications

Pursuant to a trust and custodial services agreement with the trustee of the Canadian Pacific Railway Company Pension Plan, the Company has undertaken to indemnify and save harmless the trustee, to the extent not paid by the fund, from any and all taxes, claims, liabilities, damages, costs and expenses arising out of the performance of the trustee’s obligations under the agreement, except as a result of misconduct by the trustee. The indemnity includes liabilities, costs or expenses relating to any legal reporting or notification obligations of the trustee with respect to the defined contribution option of the pension plans or otherwise with respect to the assets of the pension plans that are not part of the fund. The indemnity survives the termination or expiry of the agreement with respect to claims and liabilities arising prior to the termination or expiry. At December 31, 2011, the Company had not recorded a liability associated with this indemnification, as it does not expect to make any payments pertaining to it.

Pursuant to the Company’s by-laws, the Company indemnifies all current and former directors and officers. In addition to the indemnity provided for in the by-laws, the Company also indemnifies its directors and officers pursuant to indemnity agreements. The Company carries a liability insurance policy for directors and officers, subject to a maximum coverage limit and certain deductibles in cases where a director or officer is reimbursed for any loss covered by the policy.

Segmented information	12 Months Ended
Dec. 31, 2011
Segmented information [Abstract]
Segmented information

31    Segmented information

Operating segment

The Company operates in only one operating segment: rail transportation. Operating results by geographic areas, railway corridors or other lower level components or units of operation are not reviewed by the Company’s chief operating decision maker to make decisions about the allocation of resources to, or the assessment of performance of, such geographic areas, corridors, components or units of operation.

In 2011, 2010 and 2009, no one customer comprised more than 10% of total revenues and accounts receivable.

Geographic information

(in millions of Canadian dollars)	Canada	United States	Total

2011
Revenues	$3,766	$1,411	$5,177
Long-term assets excluding financial instruments, mortgages receivable and deferred tax assets	$8,854	$4,309	$13,163

2010
Revenues	$3,635	$1,346	$4,981
Long-term assets excluding financial instruments, mortgages receivable and deferred tax assets	$8,458	$4,013	$12,471

2009
Revenues	$3,166	$1,236	$4,402
Long-term assets excluding financial instruments, mortgages receivable and deferred tax assets	$8,364	$4,134	$12,498

Summary of significant accounting policies (Policies)	12 Months Ended
Dec. 31, 2011
Summary of significant accounting policies [Abstract]
Principles of consolidation

Principles of consolidation

These consolidated financial statements include the accounts of CP and all of its subsidiaries. The Company’s investments in which it has significant influence are accounted for using the equity method. All intercompany accounts and transactions have been eliminated.

Use of estimates

Use of estimates

The preparation of these consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the period, the reported amounts of assets and liabilities, and the disclosure of contingent assets and liabilities at the date of the financial statements. Management regularly reviews its estimates, including those related to investments, restructuring and environmental liabilities, pensions and other benefits, depreciable lives of properties and intangible assets, goodwill, stock-based compensation, deferred income tax assets and liabilities, as well as legal and personal injury liabilities based upon currently available information. Actual results could differ from these estimates.

Principal subsidiaries

Principal subsidiaries

The following list sets out CPRL’s principal railway operating subsidiaries, including the jurisdiction of incorporation. All of these subsidiaries are wholly owned, directly or indirectly, by CPRL as of December 31, 2011.

Principal subsidiary	Incorporated under the laws of

Canadian Pacific Railway Company	Canada
Soo Line Railroad Company (“Soo Line”)	Minnesota
Delaware and Hudson Railway Company, Inc. (“D&H”)	Delaware
Dakota, Minnesota & Eastern Railroad Corporation (“DM&E”)	Delaware
Mount Stephen Properties Inc. (“MSP”)	Canada

Revenue recognition

Revenue recognition

Railway freight revenues are recognized based on the percentage of completed service method. The allocation of revenue between reporting periods is based on the relative transit time in each reporting period with expenses recognized as incurred. Volume rebates to customers are accrued as a reduction of freight revenues based on estimated volume and contract terms as freight service is provided. Other revenue, including passenger revenue, revenue from leasing certain assets and switching fees, is recognized as service is performed or contractual obligations are met. Revenues are presented net of taxes collected from customers and remitted to government authorities.

Cash and cash equivalents	Cash and cash equivalents Cash and cash equivalents includes highly-liquid short-term investments that are readily convertible to cash with original maturities of three months or less.
Foreign currency translation

Foreign currency translation

Assets and liabilities denominated in foreign currencies, other than those held through foreign subsidiaries, are translated into Canadian dollars at the year-end exchange rate for monetary items and at the historical exchange rates for non-monetary items. Foreign currency revenues and expenses are translated at the exchange rate in effect on the dates of the related transactions. Foreign currency gains and losses, other than those arising from the translation of the Company’s net investment in foreign subsidiaries, are included in income.

The accounts of the Company’s foreign subsidiaries are translated into Canadian dollars using the year-end exchange rate for assets and liabilities and the average exchange rates during the year for revenues, expenses, gains and losses. Exchange gains and losses arising from translation of these foreign subsidiaries’ accounts are included in “Other comprehensive loss”. The majority of U.S. dollar-denominated long-term debt has been designated as a hedge of the net investment in foreign subsidiaries. As a result, unrealized foreign exchange (“FX”) gains and losses on this U.S. dollar-denominated long-term debt are offset against foreign exchange gains and losses arising from translation of foreign subsidiaries’ accounts in “Other comprehensive loss”.

Pensions and other benefits

Pensions and other benefits

Pension costs are actuarially determined using the projected-benefit method prorated over the credited service periods of employees. This method incorporates management’s best estimates of expected plan investment performance, salary escalation and retirement ages of employees. The expected return on fund assets is calculated using market-related asset values developed from a five-year average of market values for the fund’s public equity securities (with each prior year’s market value adjusted to the current date for assumed investment income during the intervening period) plus the market value of the fund’s fixed income, real estate and infrastructure securities, subject to the market-related asset value not being greater than 120% of the market value nor being less than 80% of the market value. The discount rate used to determine the projected benefit obligation is based on blended market interest rates on high-quality corporate debt instruments with matching cash flows. Unrecognized actuarial gains and losses in excess of 10% of the greater of the benefit obligation and the market-related value of plan assets are amortized over the expected average remaining service period of active employees expected to receive benefits under the plan (approximately 10 years). Prior service costs arising from collectively bargained amendments to pension plan benefit provisions are amortized over the term of the applicable union agreement. Prior service costs arising from all other sources are amortized over the expected average remaining service period of active employees who are expected to receive benefits under the plan at the date of amendment.

Costs for post-retirement and post-employment benefits other than pensions, including post-retirement health care and life insurance and some workers’ compensation and long-term disability benefits in Canada, are actuarially determined and accrued on a basis similar to pension costs.

The over or under funded status of defined benefit pension and other post-retirement benefit plans are recognized on the balance sheet. The over or under funded status is measured as the difference between the fair value of the plan assets and the benefit obligation. In addition, any unrecognized actuarial gains and losses and prior service costs and credits that arise during the period are recognized as a component of “Other comprehensive loss”, net of tax.

Gains and losses on post-employment benefits that do not vest or accumulate, including some workers’ compensation and long-term disability benefits in Canada, are included immediately in income as “Compensation and benefits”.

Materials and supplies	Materials and supplies Materials and supplies are carried at the lower of average cost and market.
Properties

Properties

Fixed asset additions and major renewals are recorded at cost, including direct costs, attributable indirect costs and carrying costs, less accumulated depreciation and any impairments. When there is a legal obligation associated with the retirement of property, plant and equipment, a liability is initially recognized at its fair value and a corresponding asset retirement cost is added to the gross book value of the related asset and amortized to expense over the estimated term to retirement. The Company reviews the carrying amounts of its properties whenever changes in circumstances indicate that such carrying amounts may not be recoverable based on future undiscounted cash flows. When such properties are determined to be impaired, recorded asset values are revised to the fair value.

The Company recognizes expenditures as additions to properties or operating expenses based on whether the expenditures increase the output or service capacity, lower the associated operating costs or extend the useful life of the properties and whether the expenditures exceed minimum physical and financial thresholds.

Much of the additions to properties, both new and replacement properties, are self-constructed. These are initially recorded at cost, including direct costs and attributable indirect costs, overheads and carrying costs. Direct costs include, among other things, labour costs, purchased services, equipment costs and material costs. Attributable indirect costs and overheads include incremental long-term variable costs resulting from the execution of capital projects. Indirect costs include largely local crew facilities, highway vehicles, work trains and area management costs. Overheads primarily include a portion of the cost of the Company’s engineering department which plans, designs and administers these capital projects. These costs are allocated to projects by applying a measure consistent with the nature of the cost based on cost studies. For replacement properties, dismantling work is performed concurrently with the installation, the project costs are allocated to dismantling and installation based on cost studies.

Ballast programs including undercutting, shoulder ballasting and renewal programs which form part of the annual track program are capitalized as this work, and the related added ballast material, significantly improves drainage which in turn extends the life of ties and other track materials. These costs are tracked separately from the underlying assets and depreciated over the period to the next estimated similar ballast program. Spot replacement of ballast is considered a repair which is expensed as incurred.

The cost of large refurbishments are capitalized and locomotive overhauls are expensed as incurred.

The Company capitalizes development costs for major new computer systems.

The Company follows group depreciation which groups assets which are similar in nature and have similar economic lives. The property groups are depreciated based on their expected economic lives determined by studies of historical retirements of properties in the group and engineering estimates of changes in current operations and of technological advances. Actual use and retirement of assets may vary from current estimates, which would impact the amount of depreciation expense recognized in future periods.

When depreciable property is retired or otherwise disposed of in the normal course of business, the book value, less net salvage proceeds, is charged to accumulated depreciation and if different than the assumptions under the depreciation study could potentially result in adjusted depreciation expense over a period of years. However, when removal costs exceed the salvage value on assets and the Company had no legal obligation to remove the assets, the removal costs incurred are charged to income in the period in which the assets are removed and are not charged to accumulated depreciation.

For the sale or retirement of larger groups of depreciable assets that are unusual and were not considered in depreciation studies, CP records a gain or loss for the difference between net proceeds and net book value of the assets sold or retired.

Depreciation is calculated on the straight-line basis at rates based on the estimated service life, taking into consideration the projected annual usage of depreciable property, except for rail and other track material in the U.S., which is based directly on usage.

Equipment under capital lease is included in properties and depreciated over the period of expected use.

Assets held for sale	Assets held for sale Assets to be disposed that meet the held for sale criteria are reported at the lower of their carrying amount and fair value, less costs to sell, and are no longer depreciated.
Goodwill and Intangible assets

Goodwill and intangible assets

Goodwill represents the excess of the purchase price over the fair value of identifiable net assets upon acquisition of a business. Goodwill is assigned to the reporting units that are expected to benefit from the business acquisition which, after integration of operations with the railway network, may be different than the acquired business.

The carrying value of goodwill, which is not amortized, is assessed for impairment annually in the fourth quarter of each year, or more frequently as economic events dictate. The fair value of the reporting unit is compared to its carrying value, including goodwill. If the fair value of the reporting unit is less than its carrying value goodwill is potentially impaired. The impairment charge that would be recognized is the excess of the carrying value of the goodwill over the fair value of the goodwill, determined in the same manner as in a business combination.

Intangible assets with finite lives are amortized on a straight-line basis over the estimated useful lives of the respective assets. The option to expand the track network has an amortization period of 100 years. Favourable leases, customer relationships and interline contracts have amortization periods ranging from four to 20 years. When there is a change in the estimated useful life of an intangible asset with a finite life, amortization is adjusted prospectively.

Financial instruments

Financial instruments

Financial instruments are contracts that give rise to a financial asset of one party and a financial liability or equity instrument of another party.

Financial instruments are recognized initially at fair value, which is the amount of consideration that would be agreed upon in an arm’s length transaction between willing parties.

Subsequent measurement depends on how the financial instrument has been classified. Accounts receivable and investments, classified as loans and receivables, are measured at amortized cost, using the effective interest method. Certain equity investments, classified as available for sale, are recognized at cost as fair value cannot be reliably established. Cash and cash equivalents and long-term floating rate notes are classified as held for trading and are measured at fair value. Accounts payable, accrued liabilities, short-term borrowings, dividends payable, other long-term liabilities and long-term debt, classified as financial liabilities, are also measured at amortized cost.

Derivative financial instruments

Derivative financial instruments

Derivative financial and commodity instruments may be used from time to time by the Company to manage its exposure to risks relating to foreign currency exchange rates, stock-based compensation, interest rates and fuel prices. When CP utilizes derivative instruments in hedging relationships, CP identifies, designates and documents those hedging transactions and regularly tests the transactions to demonstrate effectiveness in order to continue hedge accounting.

All derivative instruments are classified as held for trading and recorded at their fair value. Any change in the fair value of derivatives not designated as hedges is recognized in the period in which the change occurs in the Consolidated Statement of Income in the line item to which the derivative instrument is related. On the Consolidated Balance Sheet they are classified in “Other assets”, “Other long-term liabilities” and “Other current assets” or “Accounts payable and accrued liabilities” as applicable. Gains and losses arising from derivative instruments affect the following income statement lines: “Revenues”, “Compensation and benefits”, “Fuel”, “Other income and charges”, and “Net interest expense”.

For fair value hedges, the periodic change in value is recognized in income, on the same line as the changes in values of the hedged items are also recorded. For a cash flow hedge, the change in value of the effective portion is recognized in “Other comprehensive loss”. Any ineffectiveness within an effective cash flow hedge is recognized in income as it arises in the same income account as the hedged item. Should a cash flow hedge relationship become ineffective, previously unrealized gains and losses remain within “Accumulated other comprehensive loss” until the hedged item is settled and, prospectively, future changes in value of the derivative are recognized in income. The change in value of the effective portion of a cash flow hedge remains in “Accumulated other comprehensive loss” until the related hedged item settles, at which time amounts recognized in “Accumulated other comprehensive loss” are reclassified to the same income or balance sheet account that records the hedged item.

In the Consolidated Statement of Cash Flows, cash flows relating to derivative instruments designated as hedges are included in the same line as the related hedged item.

The Company from time to time enters into foreign exchange forward contracts to hedge anticipated sales in U.S. dollars, the related accounts receivable and future capital acquisitions. Foreign exchange translation gains and losses on foreign currency-denominated derivative financial instruments used to hedge anticipated U.S. dollar-denominated sales are recognized as an adjustment of the revenues when the sale is recorded. Those used to hedge future capital acquisitions are recognized as an adjustment of the property amount when the acquisition is recorded.

The Company also occasionally enters into foreign exchange forward contracts as part of its short-term cash management strategy. These contracts are not designated as hedges due to their short-term nature and are carried on the Consolidated Balance Sheet at fair value. Changes in fair value are recognized in income in the period in which the change occurs.

The Company enters into interest rate swaps to manage the risk related to interest rate fluctuations. These swap agreements require the periodic exchange of payments without the exchange of the principal amount on which the payments are based. Interest expense on the debt is adjusted to include the payments owing or receivable under the interest rate swaps.

The Company from time to time enters into bond forwards to fix interest rates for anticipated issuances of debt. These agreements are usually accounted for as cash flow hedges with gains and losses recorded in “Accumulated other comprehensive loss” and amortized to “Net interest expense” in the period that interest on the related debt is charged.

The Company has a fuel-hedging program under which CP acquires crude oil and/or diesel future contracts for a portion of its diesel fuel purchases to reduce the risk of price volatility affecting future cash flows. These agreements are usually accounted for as cash flow hedges, however, on occasion derivatives of a short-term duration may not be designated as a hedge for accounting purposes. The gains or losses on the hedge contracts are applied against the corresponding fuel purchases in the period during which the hedging contracts mature.

The Company entered into derivatives called Total Return Swaps (“TRS”) to mitigate fluctuations in tandem share appreciation rights (“TSAR”), deferred share units (“DSU”) and restricted share units (“RSU”). These are not designated as hedges and are recorded at market value with the offsetting gain or loss reflected in “Compensation and benefits”.

Restructuring accrual

Restructuring accrual

Restructuring liabilities are recorded at their present value. The discount related to liabilities is amortized to “Compensation and benefits” over the payment period. Provisions for labour restructuring are recorded in “Other long-term liabilities”, except for the current portion, which is recorded in “Accounts payable and accrued liabilities”.

Environmental remediation

Environmental remediation

Environmental remediation accruals, recorded on an undiscounted basis, cover site-specific remediation programs. Provisions for environmental remediation costs are recorded in “Other long-term liabilities”, except for the current portion, which is recorded in “Accounts payable and accrued liabilities”.

Income taxes

Income taxes

The Company follows the liability method of accounting for income taxes. Deferred income tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities using enacted tax rates and laws that will be in effect when the differences are expected to reverse. The effect of a change in income tax rates on deferred income tax assets and liabilities is recognized in income in the period during which the change occurs.

When appropriate, the Company records a valuation allowance against deferred tax assets to reflect that these tax assets may not be realized. In determining whether a valuation allowance is appropriate, we consider whether it is more likely than not that all or some portion of our deferred tax assets will not be realized, based on management’s judgments using available evidence about future events.

At times, tax benefit claims may be challenged by a tax authority. Tax benefits are recognized only for tax positions that are more likely than not sustainable upon examination by tax authorities. The amount recognized is measured as the largest amount of benefit that is greater than 50 percent likely to be realized upon settlement. A liability for “unrecognized tax benefits” is recorded for any tax benefits claimed in our tax returns that do not meet these recognition and measurement standards.

Investment and other similar tax credits are deferred on the Consolidated Balance Sheet and amortized to “Income tax expense” as the related asset is recognized in income.

Generally accepted accounting principles

U.S. Generally accepted accounting principles (“GAAP”)

These consolidated financial statements are expressed in Canadian dollars and have been prepared in accordance with GAAP as codified in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification.

Earnings per share

Earnings per share

Basic earnings per share are calculated using the weighted-average number of Common Shares outstanding during the year. Diluted earnings per share are calculated using the treasury stock method for determining the dilutive effect of options.

Stock-based compensation

Stock-based compensation

CP follows the fair value based approach to account for stock options. Compensation expense and an increase in additional paid-in capital are recognized for stock options over their vesting period, or over the period from the grant date to the date employees become eligible to retire when this is shorter than the vesting period, based on their estimated fair values on the grant date, as determined using the Black-Scholes option-pricing model.

With the granting of regular stock options, some employees have been simultaneously granted share appreciation rights, which provide the employee the choice to either exercise the stock option for shares, or to exercise the TSAR and thereby receive the intrinsic value of the stock option in cash. Options with TSARs are awards that may call for settlement in cash and, therefore, are recorded as liabilities. CP follows the fair value based approach, as determined by the Black-Scholes option pricing model, to account for the TSAR liability. The liability is fair valued and changes in the liability are recorded in “Compensation and benefits” over the vesting period, or over the period from the grant date to the date employees become eligible to retire when this is shorter than the vesting period, until exercised. If an employee chooses to exercise the option, thereby cancelling the TSAR, both the exercise price and the liability are settled to “Share capital”.

Forfeitures of options and tandem options are estimated at issuance and subsequently at the balance sheet date.

Any consideration paid by employees on exercise of stock options is credited to share capital when the option is exercised and the recorded fair value of the option is removed from additional paid-in capital and credited to share capital.

Compensation expense is also recognized for TSARs, DSUs, performance share units (“PSUs”) and RSUs using the fair value method. Forfeitures of TSARs, DSUs, PSUs and RSUs are estimated at issuance and subsequently at the balance sheet date.

The employee share purchase plan (“ESPP”) gives rise to compensation expense that is recognized using the issue price, by amortizing the cost over the vesting period or over the period from the grant date to the date employees become eligible to retire when this is shorter than the vesting period.

Fair value measurement and disclosure

Fair value measurement and disclosure

In January 2010, the FASB amended the disclosure requirements related to fair value measurements. Most of the new disclosures and clarifications of existing disclosures were effective for interim and annual reporting periods beginning after December 15, 2009, except for the expanded disclosures in the Level 3 reconciliation, which are effective for fiscal years beginning after December 15, 2010. The Company has adopted this guidance resulting in expanded note disclosure in Note 21.

Future accounting changes

Future accounting changes

Fair value measurement

In May 2011, the FASB issued amended guidance on fair value measurement which updates some of the measurement guidance and includes enhanced disclosure requirements. The amended guidance is effective for interim and annual periods beginning after December 15, 2011. Adoption is not expected to have a material impact on the results of operations or financial position but increased quantitative and qualitative disclosure regarding Level 3 measurements is expected.

Other comprehensive income

In June 2011, the FASB issued an accounting standard update on the Presentation of Comprehensive Income, which eliminates the current option to report other comprehensive income and its components in the Consolidated Statement of Changes in Shareholders’ Equity. The Company can elect to present items of net income and other comprehensive income in one continuous statement or in two separate, but consecutive, statements. The Company intends to present two separate but consecutive statements. In December 2011, the FASB deferred the guidance related to the presentation of reclassification adjustments. As the new guidance does not change those components that are recognized in net income or those components that are recognized in other comprehensive income, adoption is not expected to have a material impact on the results of operations and financial position. The guidance must be applied retrospectively for all periods presented in the financial statements and becomes effective for interim and annual periods beginning after December 15, 2011.

Intangibles – goodwill and other

In September 2011, the FASB issued amended guidance on the testing of goodwill for impairment. The amendments allow an entity to first assess qualitative factors to determine whether it is necessary to perform the two-step quantitative goodwill impairment test. Under these amendments, an entity would not be required to calculate the fair value of a reporting unit unless the entity determines, based on a qualitative assessment, that it is more likely than not that its fair value is less than its carrying amount. The amended guidance is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. Adoption is expected to impact the goodwill impairment testing process but not the results of operations or financial position of the Company.

Other income and charges (Tables)	12 Months Ended
Dec. 31, 2011
Other income and charges [Abstract]
Other income and charges

(in millions of Canadian dollars)	2011	2010	2009

Accretion income on long-term floating rate notes (Note 21)	$(5)	$(6)	$(3)
Gain in fair value of long-term floating rate notes (Note 21)	(10)	(3)	(6)
Net loss on repurchase of debt (Note 20)	10	–	17
Other foreign exchange losses (gains)	3	(10)	(1)
Foreign exchange loss (gain) on long-term debt	3	(2)	(4)
Advisory fees	6	–	–
Other	11	9	9

Total other income and charges	$18	$(12)	$12

Net interest expense (Tables)	12 Months Ended
Dec. 31, 2011
Net interest expense [Abstract]
Net interest expense

(in millions of Canadian dollars)	2011	2010	2009

Interest cost	$266	$288	$305
Interest capitalized to net properties	(11)	(20)	(19)

Interest expense	255	268	286
Interest income	(3)	(11)	(18)

Net interest expense	$252	$257	$268

Income taxes (Tables)	12 Months Ended
Dec. 31, 2011
Income taxes [Abstract]
Summary of the major components of the Company's income tax expense

The following is a summary of the major components of the Company’s income tax expense:

(in millions of Canadian dollars)	2011	2010	2009

Current income tax (recovery) expense (1)	$(60)	$9	$(52)

Deferred income tax expense
Origination and reversal of temporary differences	194	244	243
Effect of tax rate decreases	–	–	(35)
Effect of hedge of net investment in foreign subsidiaries	8	(18)	(32)
Tax credits	(15)	(16)	(16)
Other	–	1	(27)

Total deferred income tax expense	187	211	133

Total income taxes	$127	$220	$81

Income before income tax expense
Canada	$430	$577	$602
Foreign	267	294	29

Total income before income tax expense	$697	$871	$631

Income tax (recovery) expense
Current
Canada	$(59)	$(1)	$(51)
Foreign	(1)	10	(1)

Total current income tax (recovery) expense	(60)	9	(52)

Deferred
Canada	115	122	81
Foreign	72	89	52

Total deferred income tax expense	187	211	133

Total income taxes	$127	$220	$81

(1) Current income tax recovery in 2011 includes a reduction to the Company’s uncertain tax positions.

Component of deferred income tax assets and liabilities

The provision for deferred income taxes arises from temporary differences in the carrying values of assets and liabilities for financial statement and income tax purposes and the effect of loss carry forwards. The items comprising the deferred income tax assets and liabilities are as follows:

(in millions of Canadian dollars)	2011	2010

Deferred income tax assets
Restructuring liability	$16	$22
Amount related to tax losses carried forward	377	334
Liabilities carrying value in excess of tax basis	327	267
Future environmental remediation costs	34	38
Tax credits carried forward including minimum tax	116	94
Other	57	29

Total deferred income tax assets	927	784

Deferred income tax liabilities
Properties carrying value in excess of tax basis	2,608	2,466
Other long-term assets carrying value in excess of tax basis	18	18
Other	19	23

Total deferred income tax liabilities	2,645	2,507

Total net deferred income tax liabilities	1,718	1,723
Current deferred income tax assets	101	222

Long-term deferred income tax liabilities	$1,819	$1,945

Expected income tax expense reconciled to income tax expense

The Company’s consolidated effective income tax rate differs from the expected statutory tax rates. Expected income tax expense at statutory rates is reconciled to income tax expense as follows:

(in millions of Canadian dollars, except percentage)	2011	2010	2009

Statutory federal and provincial income tax rate	28.75%	29.15%	30.71%

Expected income tax expense at Canadian enacted statutory tax rates	$200	$254	$194
Increase (decrease) in taxes resulting from:
Items not subject to tax	(3)	(3)	(25)
Canadian tax rate differentials	(8)	(10)	(26)
Foreign tax rate differentials	(4)	–	(7)
Effect of tax rate decreases	–	–	(35)
Tax credits	(15)	(16)	(16)
Other(1)	(43)	(5)	(4)

Income tax expense	$127	$220	$81

(1) Substantially all amounts relate to uncertain tax positions in 2011.

Reconciliation of uncertain tax positions in relation to unrecognized tax benefits for Canada and the United States

The following table provides a reconciliation of uncertain tax positions in relation to unrecognized tax benefits for Canada and the United States for the year ended December 31, 2011:

(in millions of Canadian dollars)	2011	2010	2009

Unrecognized tax benefits at January 1	$60	$61	$77
Increase in unrecognized:
Tax benefits related to the current year	3	5	14
Gross uncertain tax benefits related to prior years	1	2	11
Dispositions:
Gross uncertain tax benefits related to prior years	(45)	(5)	(15)
Settlements with tax authorities	–	(3)	(26)

Unrecognized tax benefits as at December 31	$19	$60	$61

Earnings per share (Tables)	12 Months Ended
Dec. 31, 2011
Earnings per share [Abstract]
Number of shares used in the earnings per share calculations

The number of shares used in the earnings per share calculations is reconciled as follows:

(in millions)	2011	2010	2009

Weighted-average shares outstanding	169.5	168.8	166.3
Dilutive effect of weighted-average number of stock options	1.1	0.4	0.5

Weighted-average diluted shares outstanding	170.6	169.2	166.8

Other comprehensive loss and accumulated other comprehensive loss (Tables)	12 Months Ended
Dec. 31, 2011
Other comprehensive loss and accumulated other comprehensive loss and Shareholders' equity [Abstract]
Accumulated other comprehensive loss, net of tax

The components of “Accumulated other comprehensive loss”, net of tax, are as follows:

(in millions of Canadian dollars)	2011	2010

Unrealized foreign exchange loss on translation of the net investment in U.S. subsidiaries	$(250)	$(309)
Unrealized foreign exchange gain on translation of the U.S. dollar-denominated long-term debt designated as a hedge of the net investment in U.S. subsidiaries	322	373
Deferred loss on settled hedge instruments	(17)	(17)
Unrealized effective (losses) gains on cash flow hedges	(3)	2
Amounts for defined benefit pension and other post-retirement plans not recognized in income	(2,788)	(2,135)

Accumulated other comprehensive loss	$(2,736)	$(2,086)

Other comprehensive loss and the related tax effects

Components of other comprehensive loss and the related tax effects are as follows:

(in millions of Canadian dollars)	Before tax amount	Income tax Recovery (expense)	Net of tax amount

For the year ended December 31, 2011
Unrealized foreign exchange gain (loss) on:
Translation of the net investment in U.S. subsidiaries	$59	$–	$59
Translation of the U.S. dollar-denominated long-term debt designated as a hedge of the net investment in U.S. subsidiaries	(59)	8	(51)
Change in derivatives designated as cash flow hedges:
Realized gain on cash flow hedges recognized in income	(17)	3	(14)
Unrealized gain on cash flow hedges	10	(1)	9
Change in pension and other benefits actuarial gains and losses	(892)	232	(660)
Change in prior service pension and other benefit costs	9	(2)	7

Other comprehensive loss	$(890)	$240	$(650)

For the year ended December 31, 2010
Unrealized foreign exchange (loss) gain on:
Translation of the net investment in U.S. subsidiaries	$(124)	$–	$(124)
Translation of the U.S. dollar-denominated long-term debt designated as a hedge of the net investment in U.S. subsidiaries	142	(18)	124
Change in derivatives designated as cash flow hedges:
Unrealized gain on cash flow hedges	2	(1)	1
Change in pension and other benefits actuarial gains and losses	(472)	121	(351)
Change in prior service pension and other benefit costs	12	(3)	9

Other comprehensive loss	$(440)	$99	$(341)

For the year ended December 31, 2009
Unrealized foreign exchange (loss) gain on:
Translation of the net investment in U.S. subsidiaries	$(244)	$–	$(244)
Translation of the U.S. dollar-denominated long-term debt designated as a hedge of the net investment in U.S. subsidiaries	247	(32)	215
Change in derivatives designated as cash flow hedges:
Realized loss on cash flow hedges recognized in income	4	(1)	3
Unrealized gain on cash flow hedges	3	(1)	2
Change in pension and other benefits actuarial gains and losses	(683)	171	(512)
Change in prior service pension and other benefit costs	21	(5)	16

Other comprehensive loss	$(652)	$132	$(520)

Change in non-cash working capital balances related to operations (Tables)	12 Months Ended
Dec. 31, 2011
Change in non-cash working capital balances related to operations [Abstract]
Changes in non-cash working capital balances related to operations

(in millions of Canadian dollars)	2011	2010	2009
(Use) source of cash:
Accounts receivable, net	$(69)	$(9)	$206
Materials and supplies	(15)	23	76
Other current assets	(8)	(1)	19
Accounts payable and accrued liabilities	116	(29)	(198)

Change in non-cash working capital	$24	$(16)	$103

Cash and cash equivalents (Tables)	12 Months Ended
Dec. 31, 2011
Cash and cash equivalents [Abstract]
Cash and cash equivalents

(in millions of Canadian dollars)	2011	2010
Cash	$17	$39
Short-term investments:
Government guaranteed investments	–	119
Deposits with financial institutions	30	203

Total cash and cash equivalents	$47	$361

Accounts receivable, net (Tables)	12 Months Ended
Dec. 31, 2011
Accounts receivable, net [Abstract]
Accounts receivable, net

(in millions of Canadian dollars)	2011	2010
Freight	$380	$327
Non-freight	172	162

	552	489
Allowance for doubtful accounts	(34)	(30)

Total accounts receivable, net	$518	$459

Investments (Tables)	12 Months Ended
Dec. 31, 2011
Investments [Abstract]
Investments

(in millions of Canadian dollars)	2011	2010
Rail investments accounted for on an equity basis (Note 16)	$65	$58
Long-term floating rate notes (Note 21)	79	70
Other investments	23	17

Total investments	$167	$145

Properties (Tables)	12 Months Ended
Dec. 31, 2011
Gain on sales of significant properties and Properties [Abstract]
Properties

	2011	2011			2010
(in millions of Canadian dollars)	Average annual depreciation rate	Cost	Accumulated depreciation	Net book value	Cost	Accumulated depreciation	Net book value
Track and roadway	2.7%	$12,778	$3,552	$9,226	$11,980	$3,305	$8,675
Buildings	3.0%	453	255	198	440	266	174
Rolling stock	2.7%	3,390	1,362	2,028	3,245	1,319	1,926
Information systems(1)	9.5%	665	338	327	600	303	297
Other	4.8%	1,436	463	973	1,355	430	925

Total		$18,722	$5,970	$12,752	$17,620	$5,623	$11,997

(1) Net additions during 2011 were $91 million (2010 – $54 million; 2009 – $39 million) and depreciation expense was $56 million (2010 – $54 million; 2009 – $40 million).

Capital leases included in properties

	2011			2010
(in millions of Canadian dollars)	Cost	Accumulated depreciation	Net book value	Cost	Accumulated depreciation	Net book value
Buildings	$1	$–	$1	$1	$–	$1
Rolling stock	515	165	350	517	152	365
Other	2	2	–	2	1	1

Total assets held under capital lease	$518	$167	$351	$520	$153	$367

Goodwill and intangible assets (Tables)	12 Months Ended
Dec. 31, 2011
Goodwill and intangible assets [Abstract]
Goodwill and intangible assets

(in millions of Canadian dollars)	Goodwill	Cost	Intangible assets Accumulated amortization	Net carrying amount

Balance at December 31, 2009	$155	$52	$(5)	$47
Amortization	–	–	(1)	(1)
Foreign exchange impact	(8)	(3)	–	(3)

Balance at December 31, 2010	$147	$49	$(6)	$43
Amortization	–	–	(2)	(2)
Foreign exchange impact	3	1	–	1

Balance at December 31, 2011	$150	$50	$(8)	$42

Other assets (Tables)	12 Months Ended
Dec. 31, 2011
Other assets [Abstract]
Other assets

(in millions of Canadian dollars)	2011	2010
Unamortized fees on long-term debt	$47	$50
Contracted customer incentives	11	14
Long-term materials	11	10
Prepaid leases	10	11
Other	64	55

Total other assets	$143	$140

Accounts payable and accrued liabilities (Tables)	12 Months Ended
Dec. 31, 2011
Accounts payable and accrued liabilities [Abstract]
Accounts payable and accrued liabilities

(in millions of Canadian dollars)	2011	2010
Trade payables	$387	$226
Accrued charges	245	191
Payroll-related accruals	103	165
Accrued vacation	76	77
Accrued interest	64	64
Personal injury and other claims provision	53	51
Dividends payable	51	46
Income and other taxes payable	39	31
Provision for environmental remediation and restructuring	35	43
Stock-based compensation liabilities	32	66
Total return swap	3	6
Other	45	42

Total accounts payable and accrued liabilities	$1,133	$1,008

Long-term debt (Tables)	12 Months Ended
Dec. 31, 2011
Long-term debt [Abstract]
Components of long-term debt

(in millions of Canadian dollars)		Maturity	Currency in which payable		2011	2010
6.250%	10-year Notes (A)	Oct. 2011	US	$	$ –	$ 250
5.750%	5-year Notes (A)	May 2013	US		$–	103
6.500%	10-year Notes (A)	May 2018	US		$279	273
6.250%	10-year Medium Term Notes (A)	June 2018	CDN		$373	373
7.250%	10-year Notes (A)	May 2019	US		$355	345
9.450%	30-year Debentures (A)	Aug. 2021	US		$254	248
5.100%	10-year Debentures (A)	Jan. 2022	CDN		$125	–
4.500%	10-year Debentures (A)	Jan. 2022	US		$250	–
4.450%	12.5-year Notes (A)	Mar. 2023	US		$354	347
7.125%	30-year Debentures (A)	Oct. 2031	US		$356	348
5.750%	30-year Debentures (A)	Mar. 2033	US		$246	249
5.950%	30-year Notes (A)	May 2037	US		$450	440
6.450%	30-year Notes (A)	Nov. 2039	CDN		$400	400
5.750%	30-year Debentures (A)	Jan. 2042	US		$248	–
Secured Equipment Loan (B)		Aug. 2015	CDN		$116	128
5.41%	Senior Secured Notes (C)	Mar. 2024	US		$120	121
6.91%	Secured Equipment Notes (D)	Oct. 2024	CDN		$186	194
5.57%	Senior Secured Notes (E)	Dec. 2024	US		$63	63
7.49%	Equipment Trust Certificates (F)	Jan. 2021	US		$102	103
3.88%	Senior Secured Notes Series A & B (G)	Oct./Dec. 2026	US		$141	–
Other long-term loans (nil% - 5.50%)		2014 -2024	US		$2	4
Obligations under capital leases (4.90% - 7.63%) (H)		2012 -2026	US		$285	287
Obligations under capital leases (12.77%) (H)		Jan. 2031	CDN		$3	3

					4,708	4,279
Perpetual 4% Consolidated Debenture Stock (I)			US		$31	30
Perpetual 4% Consolidated Debenture Stock (I)			GB		£6	6

					4,745	4,315
Less: Long-term debt maturing within one year					50	282

					$ 4,695	$ 4,033

At December 31, 2011, the gross amount of long-term debt denominated in U.S. dollars was US$3,508 million (2010 – US$3,234 million).

Annual maturities and principal repayment requirements, excluding those pertaining to capital leases, for each of the five years following 2011 are (in millions): 2012 – $42; 2013 – $45; 2014 – $47; 2015 – $122; 2016 – $29.

A.  These debentures and notes pay interest semi-annually and are unsecured, but carry a negative pledge.

On September 30, 2011, the Company redeemed US$101 million 5.75% Notes due in May 2013 with a carrying amount of $107 million pursuant to a call offer for a total cost of $113 million. Upon redemption of the Notes a net loss of $9 million was recognized, to “Other income and charges”. The loss consisted largely of a redemption premium paid to note holders to redeem the Notes.

On September 13, 2011, the Company announced a cash tender offer and consent solicitation for any or all its outstanding US$246 million 6.25% Notes due October 15, 2011. Notes tendered with a principal value of US$204 million were redeemed on October 12, 2011, and the remaining US$42 million Notes not tendered were redeemed on October 17, 2011. Upon redemption of the Notes a net loss of $1 million was recognized to “Other income and charges”.

During December 2011, the Company issued $125 million 5.10% 10-year Notes, US$250 million 4.50% 10-year Notes and US$250 million 5.75% 30-year Notes. Net proceeds from these offerings were $618 million and were largely used to make a $600 million voluntary prepayment to the Company’s main Canadian defined benefit pension plan.

During 2010, the Company issued US$350 million of 4.45% Notes due March 15, 2023. Net proceeds from this offering were $355 million and were used to make a voluntary prepayment to the Company’s main Canadian defined benefit pension plan.

During 2009, the Company issued US$350 million 7.25% 10-year Notes for net proceeds of approximately $409 million. The proceeds from this offering contributed to the repurchase of debt with a carrying amount of $555 million, net of deferred costs of $1 million, pursuant to a tender offer for a total cost of $572 million. Upon repurchase of the debt a net loss of $17 million was recognized to “Other income and charges”. The loss consisted largely of premiums paid to bond holders to tender their debt, and the write-off of unamortized fees, partly offset by a fair value adjustment (gain) recognized on the unwind of interest rate swaps associated with the 6.250% Notes that were repurchased. The following table summarizes the principal amount, carrying amount and cost to redeem repurchased debt:

(in millions)	Maturity	Principal amount in USD		Carrying amount in CDN (2)	Cost to redeem in CDN
6.25% Notes	2011	$154		$184	$185
5.75% Notes	2013	299		343	359
6.50% Notes	2018	25	(1)	28	28

Total debt tendered		$478		$555	$572

(1) Includes US$3 million principal amount of debt repurchased prior to commencement of the debt tender.

(2) Net of deferred costs of $1 million.

During 2009, the Company issued $400 million 6.45% 30-year Notes. Net proceeds from this offering were $398 million. The proceeds from this offering were used for general corporate purposes.

B.  The Secured Equipment Loan is collateralized by specific locomotive units with a carrying value of $113 million at December 31, 2011. The floating interest rate is calculated based on a six-month average Canadian Dollar Offered Rate (calculated based on an average of Bankers’ Acceptance rates) plus 53 basis points (2011 – 1.94%; 2010 – 1.39%; 2009 – 1.82%). The Company makes blended payments of principal and interest semi-annually. Final repayment of the remaining principal balance of $53 million is due in August 2015.

C.  The 5.41% Senior Secured Notes are collateralized by specific locomotive units with a carrying value of $153 million at December 31, 2011. The Company pays equal blended semi-annual payments of principal and interest. Final repayment of the remaining principal of US$44 million is due in March 2024.

D.  The 6.91% Secured Equipment Notes are full recourse obligations of the Company collateralized by a first charge on specific locomotive units with a carrying value of $154 million at December 31, 2011. The Company pays equal blended semi-annual payments of principal and interest up to and including October 2024.

E.  During 2009, the Company issued US$65 million of 5.57% Senior Secured Notes for net proceeds of $67 million. The Notes are secured by specific locomotive units and other rolling stock with a combined carrying value of $69 million at December 31, 2011. The Company pays equal blended semi-annual payments of principal and interest up to and including December 2024. Final repayment of the remaining principal of US$31 million is due in December 2024.

F.  The 7.49% Equipment Trust Certificates are secured by specific locomotive units with a carrying value of $108 million at December 31, 2011. The Company makes semi-annual payments that vary in amount and are interest-only payments or blended principal and interest payments. Final repayment of the remaining principal of US$11 million is due in January 2021.

G.  During 2011, the Company issued US$139 million 3.88% Series A and B Senior Secured Notes due in 2026 for net proceeds of $139 million. These Notes are secured by locomotives previously acquired by the Company with a carrying value of $139 million at December 31, 2011. The Company pays equal blended semi-annual payments of principal and interest up to and including December 2026. Final repayment of the remaining principal of US$69 million is due in the fourth quarter of 2026.

H.  At December 31, 2011, capital lease obligations included in long-term debt were as follows:

(in millions of Canadian dollars)	Year	Capital leases
Minimum lease payments in:
	2012	$28
	2013	29
	2014	162
	2015	14
	2016	14
	Thereafter	180

Total minimum lease payments		427
Less: Imputed interest		(139)

Present value of minimum lease payments		288
Less: Current portion		(8)

Long-term portion of capital lease obligations		$280

During the year the Company had no additions to property, plant and equipment under capital lease obligations (2010 – $1 million; 2009 –$1 million).

The carrying value of the assets collateralizing the capital lease obligations was $351 million at December 31, 2011.

I.  The Consolidated Debenture Stock, authorized by an Act of Parliament of 1889, constitutes a first charge upon and over the whole of the undertaking, railways, works, rolling stock, plant, property and effects of the Company, with certain exceptions.

Summarized principal amount, carrying amount and cost to redeem repurchased debt

(in millions)	Maturity	Principal amount in USD		Carrying amount in CDN (2)	Cost to redeem in CDN
6.25% Notes	2011	$154		$184	$185
5.75% Notes	2013	299		343	359
6.50% Notes	2018	25	(1)	28	28

Total debt tendered		$478		$555	$572

(1) Includes US$3 million principal amount of debt repurchased prior to commencement of the debt tender.

(2) Net of deferred costs of $1 million.

Capital lease obligations included in long-term

(in millions of Canadian dollars)	Year	Capital leases
Minimum lease payments in:
	2012	$28
	2013	29
	2014	162
	2015	14
	2016	14
	Thereafter	180

Total minimum lease payments		427
Less: Imputed interest		(139)

Present value of minimum lease payments		288
Less: Current portion		(8)

Long-term portion of capital lease obligations		$280

Financial instruments (Tables)	12 Months Ended
Dec. 31, 2011
Financial instruments [Abstract]
Interest rates and maturities long-term floating rate notes and discount rates and credit losses modeled

	December 31, 2011	December 31, 2010
Probability weighted-average coupon interest rate	0.8%	0.8%
Weighted-average discount rate	6.1%	7.1%
Expected repayments of long-term floating rate notes	Approximately 5 years	Approximately 6 years
Credit losses	MAV 2 eligible asset notes:	MAV 2 eligible asset notes:
	nil	1% to 100%
		MAV 3 Class 9 Traditional
		Asset Tracking notes: 1%

Change in original cost and estimated fair value of the Company's long-term floating rate notes

	2011		2010
(in millions of Canadian dollars)	Original cost	Estimated fair value	Original cost	Estimated fair value
As at January 1	$117	$70	$129	$70
Redemption of notes	(12)	–	(12)	(8)
Accretion	–	5	–	6
Change in market assumptions	–	4	–	2

As at December 31	$105	$79	$117	$70

Sensitivity analysis

Sensitivity analysis is presented below for key assumptions at December 31, 2011:

(in millions of Canadian dollars)	Change in fair value of long-term floating rate notes
Coupon interest rate
50 basis point increase	$1
50 basis point decrease	$(1)
Discount rate
50 basis point increase	$(2)
50 basis point decrease	$2

Fair values derivatives instruments on the consolidated balance sheets

The following table summarizes the fair values derivatives instruments on the Consolidated Balance Sheets at December 31, 2011 and December 31, 2010:

		Asset Derivatives		Liability Derivatives
		As at December 31,		As at December 31,
(in millions of Canadian dollars)	Balance Sheet Location	2011	2010	2011	2010
Derivatives designated as hedging instruments
Diesel future contracts	Other current assets	$–	$4	$–	$–
	Accounts payable and accrued liabilities	–	–	3	–
FX forward contracts	Other assets	6	–	–	–
	Other long-term liabilities	–	–	–	2
Derivatives not designated as hedging instruments
Total return swap	Accounts payable and accrued liabilities	–	–	3	6

		$6	$4	$6	$8

Information on the location and amounts of gains and losses, before tax, related to derivatives

The following table summarizes information on the location and amounts of gains and losses, before tax, related to derivatives on the Consolidated Statements of Income and in Comprehensive (loss) income for the years 2011, 2010, and 2009:

	Location of gain (loss) recognized in income on derivatives	Amount of gain (loss) recognized in income on derivatives			Amount of gain (loss) recognized in other comprehensive loss on derivatives
(in millions of Canadian dollars)		2011	2010	2009	2011	2010	2009

Derivatives designated as hedging instruments
Effective portion
Crude oil swaps	Fuel expense	$–	$–	$4	$–	$–	$(3)
Diesel future contracts	Fuel expense	8	3	(5)	(7)	1	6
FX forward contracts	Other income and charges	8	(1)	–	–	(1)	–
Interest rate swaps	Net interest expense	5	4	6	–	–	–
	Other income and charges	2	–	6	–	–	–
Treasury rate locks	Net interest expense	–	(2)	(4)	–	2	4

Derivatives not designated as hedging instruments
Total return swaps	Compensation and benefits	3	12	19	–	–	–
FX forward contracts	Other income and charges	–	–	(23)	–	–	–
Treasury rate locks	Net interest expense	–	–	(1)	–	–	–
		$26	$16	$2	$(7)	$2	$7

Information on the effective and ineffective portions, before tax, of the Company's net investment hedge

The following table summarizes information on the effective and ineffective portions, before tax, of the Company’s net investment hedge on the Consolidated Statements of Income and in Comprehensive (loss) income for the years ended 2011, 2010 and 2009.

	Location of ineffective portion recognized in income	Ineffective portion recognized in income gain (loss)			Effective portion recognized in other comprehensive loss
(in millions of Canadian dollars)		2011	2010	2009	2011	2010	2009

FX on LTD within net investment hedge	Other income and charges	$–	$3	$ (2)	$ (59)	$142	$ 247

Other long-term liabilities (Tables)	12 Months Ended
Dec. 31, 2011
Other long-term liabilities [Abstract]
Other long-term liabilities	Other long-term liabilities

Asset retirement obligations (Tables)	12 Months Ended
Dec. 31, 2011
Asset retirement obligations [Abstract]
Asset retirement obligations

(in millions of Canadian dollars)	2011	2010
Opening balance, January 1	$22	$27
Accretion	1	1
Liabilities settled	–	(5)
Revision to estimated cash flows	–	(1)

Closing balance, December 31	$23	$22

Restructuring accrual (Tables)	12 Months Ended
Dec. 31, 2011
Restructuring accrual [Abstract]
Reconciliation of liabilities associated with restructuring accrual

Set out below is a reconciliation of CP’s liabilities associated with its restructuring accrual:

(in millions of Canadian dollars)	2011	2010
Opening balance, January 1	$72	$77
Accrued	8	13
Payments	(27)	(20)
Amortization of discount(1)	2	3
Foreign exchange impact	–	(1)

Closing balance, December 31	$55	$72

(1)  Amortization of discount is charged to income as “Compensation and benefits”.

Shareholders' equity (Tables)	12 Months Ended
Dec. 31, 2011
Other comprehensive loss and accumulated other comprehensive loss and Shareholders' equity [Abstract]
Analysis of common share balances

An analysis of Common Share balances is as follows:

(number of shares in millions)	2011	2010	2009
Share capital, January 1	169.2	168.5	153.8
Shares issued	–	–	13.9
Shares issued under stock option plans	0.8	0.7	0.8

Share capital, December 31	170.0	169.2	168.5

Pensions and other benefits (Tables)	12 Months Ended
Dec. 31, 2011
Pension and other postretirement benefits [Abstract]
Net periodic benefit cost for DB pension plans and other benefits

The elements of net periodic benefit cost for DB pension plans and other benefits recognized in the year included the following components:

	Pensions			Other benefits
(in millions of Canadian dollars)	2011	2010	2009	2011	2010	2009
Current service cost (benefits earned by employees in the year)	$105	$86	$67	$17	$16	$14
Interest cost on benefit obligation	460	464	482	26	28	29
Expected return on fund assets	(674)	(598)	(557)	(1)	(1)	(1)
Recognized net actuarial loss	142	71	7	8	2	35
Amortization of prior service costs	13	13	23	(1)	(2)	(1)
Settlement gain(1)	–	–	–	–	–	(8)

Net periodic benefit cost	$46	$36	$22	$49	$43	$68

(1)  Settlement gains resulted from certain post-retirement benefit obligations being assumed by a U.S. national multi-employer benefit plan.

Information about DB pension plans and other benefits

Information about the Company’s DB pension plans and other benefits, in aggregate, is as follows:

	Pensions		Other benefits
(in millions of Canadian dollars)	2011	2010	2011	2010

Change in projected benefit obligation:
Benefit obligation at January 1	$8,984	$8,033	$494	$484
Current service cost	105	86	17	16
Interest cost	460	464	26	28
Employee contributions	60	54	–	–
Benefits paid	(471)	(469)	(35)	(35)
Foreign currency changes	3	(8)	–	(1)
Plan amendments and other	(3)	–	7	–
Actuarial loss	961	824	27	2

Projected benefit obligation at December 31	$10,099	$8,984	$536	$494

Change in fund assets:
Fair value of fund assets at January 1	$8,310	$7,014	$11	$12
Actual return on fund assets	621	880	–	–
Employer contributions	693	837	35	34
Employee contributions	60	54	–	–
Benefits paid	(471)	(469)	(35)	(35)
Foreign currency changes	2	(6)	–	–

Fair value of fund assets at December 31	$9,215	$8,310	$11	$11

Funded status – plan deficit	$(884)	$(674)	$(525)	$(483)

Amounts recognized in the Company's Consolidated Balance Sheet

Amounts recognized in the Company’s Consolidated Balance Sheet are as follows:

	Pensions		Other benefits
(in millions of Canadian dollars)	2011	2010	2011	2010

Accounts payable and accrued liabilities	$–	$–	$37	$41
Pension and other benefit liabilities	884	674	488	442

Total amount recognized	$884	$674	$525	$483

Amounts recognized in accumulated other comprehensive loss

Amounts recognized in accumulated other comprehensive loss are as follows:

	Pensions		Other benefits
(in millions of Canadian dollars)	2011	2010	2011	2010

Net actuarial loss:
Other than deferred investment losses	$3,063	$2,309	$119	$99
Deferred investment losses	665	547	–	–
Prior service cost	1	17	4	(3)
Deferred income tax	(1,030)	(807)	(34)	(27)

Total	$2,699	$2,066	$89	$69

Actuarial assumptions used were approximately

Weighted-average actuarial assumptions used were approximately:

(percentages)	2011		2010		2009

Benefit obligation at December 31:
Discount rate	4.55		5.20		5.90
Projected future salary increases	3.00		3.00		3.00
Health care cost trend rate	8.00	(1)	8.00	(1)	8.50	(2)
Benefit cost for year ended December 31:
Discount rate	5.20		5.90		7.00
Expected rate of return on fund assets	7.75		7.75		7.75
Projected future salary increases	3.00		3.00		3.00
Health care cost trend rate	8.00	(1)	8.50	(2)	9.00	(2)

(1)   The health care cost trend rate is assumed to be 8.0% in 2012 and 2013, and then decreasing by 0.5% per year to an ultimate rate of 5.0% per year in 2019 and thereafter.

(2)   The health care cost trend rate was previously projected to decrease by 0.5% per year to approximately 5.0% per year in 2017.

Summary of Impact of one-percentage point change in assumed health care cost trend rates

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage-point change in the assumed health care cost trend rate would have the following effects:

(in millions of Canadian dollars) Favorable (unfavorable)	One percentage point increase	One percentage point decrease

Effect on the total of service and interest costs	(1)	1
Effect on post-retirement benefit obligation	(9)	9

Summary of Pension Plan Asset Allocation and current weighted average Policy Range

The Company’s pension plan asset allocation, the current weighted-average asset allocation targets and the current weighted-average policy range for each major asset class, were as follows:

			Percentage of plan assets at December 31
Asset allocation (percentage)	Current asset allocation target	Current policy range	2011	2010

Public equity securities	45.7	30 – 51	40.1	47.7
Debt securities	42.3	39 – 53	49.2	41.8
Real estate and infrastructure	12.0	10 – 17	10.7	10.5

Total			100.0	100.0

Summary of defined benefit pension plan assets at fair value

The following is a summary of the assets of the Company’s defined benefit pension plans at fair values at December 31, 2011 and a comparative summary at December 31, 2010:

(in millions of Canadian dollars)	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

December 31, 2011
Cash and cash equivalents	$48	$299	$–	$347
Government bonds	–	2,839	–	2,839
Corporate bonds	–	1,264	–	1,264
Mortgages	–	18	4	22
Public equities
• Canada	882	81	–	963
• U.S. and international	2,310	30	–	2,340
Real estate	–	–	691	691
Infrastructure	–	–	294	294
Derivative assets(1)	–	455	–	455

	$3,240	$4,986	$989	$9,215

December 31, 2010
Cash and cash equivalents	$35	$71	$–	$106
Government bonds	–	2,398	–	2,398
Corporate bonds	–	941	–	941
Mortgages	–	16	5	21
Public equities
• Canada	1,050	67	–	1,117
• U.S. and international	2,438	44	–	2,482
Real estate	–	–	620	620
Infrastructure	–	–	254	254
Derivative assets(1)	–	371	–	371

	$3,523	$3,908	$879	$8,310

(1) The Company’s pension funds utilize the following derivative instruments: equity futures to replicate equity index returns (Level 2); currency forwards to partially hedge foreign currency exposures (Level 2); bond forwards to reduce asset/liability interest rate risk exposures (Level 2); interest rate swaps to manage duration and interest rate risk (Level 2); credit default swaps to manage credit risk (Level 2); and options to manage interest rate risk and volatility (Level 2).

Summary of defined benefit pension plan assets measured at fair value using unobservable inputs

During 2010 and 2011 the portion of the assets of the Company’s defined benefit pension plans measured at fair value using unobservable inputs (Level 3) changed as follows:

(in millions of Canadian dollars)	Mortgages	Real estate	Infrastructure	Total

As at January 1, 2010	$12	$576	$240	$828
Contributions	–	10	53	63
Disbursements	(7)	(17)	(44)	(68)
Net realized gain (loss)	–	27	(2)	25
Increase in net unrealized gains	–	24	7	31

As at December 31, 2010	$5	$620	$254	$879
Contributions	–	7	17	24
Disbursements	(2)	(10)	–	(12)
Net realized gain	–	4	–	4
Increase in net unrealized gains	1	70	23	94

As at December 31, 2011	$4	$691	$294	$989

Summary of Estimated future pension and other post-retirement benefit payments

The estimated future defined benefit pension and other benefit payments to be paid by the plans for each of the next five years and the subsequent five-year period are as follows:

(in millions of Canadian dollars)	Pensions	Other benefits

2012	$473	$36
2013	493	37
2014	504	38
2015	519	39
2016	535	39
2017 – 2021	2,867	202

Stock-based compensation (Tables)	12 Months Ended
Dec. 31, 2011
Stock-based compensation [Abstract]
Fixed stock option plans

The following table summarizes the Company’s fixed stock option plans (that do not have a TSAR attached to them) as at December 31:

	Options outstanding		Nonvested options
	Number of options	Weighted average exercise price	Number of options	Weighted average grant date fair value

Outstanding, January 1, 2011	3,530,698	$53.36	1,096,275		$18.18
New options granted	632,400	65.03	632,400		19.44
Transferred from TSARs	3,534,910	47.44	1,563,675		11.63
Exercised	(752,085)	34.77	NA		NA
Vested	NA	NA	(635,000)		12.19
Forfeited	(30,600)	52.73	(7,300)		22.26

Outstanding at December 31, 2011	6,915,323	$53.42	2,650,050		$16.04

Vested or expected to vest at December 31, 2011 (1)	6,050,046	$51.37	NA	$	NA

Exercisable at December 31, 2011	4,265,273	$50.43	NA	$	NA

(1) As at December 31, 2011, the weighted-average remaining term of vested or expected to vest options was 5.3 years with an aggregate intrinsic value of $109 million.

Stock options outstanding and exercisable

	Options outstanding				Options exercisable
Range of exercise prices	Number of options	Weighted average years to expiration	Weighted average exercise price	Aggregate intrinsic value (millions)	Number of options	Weighted average exercise price	Aggregate intrinsic value (millions)

$27.62 – $40.47	1,743,998	3.5	$33.66	$62	1,396,948	$33.00	$50
$42.05 – $60.69	2,244,775	5.2	51.19	40	1,431,675	50.68	26
$62.56 – $74.89	2,926,550	4.9	66.82	10	1,436,650	67.15	5

Total(1)	6,915,323	4.6	$53.42	$112	4,265,273	$50.43	$81

(1) As at December 31, 2011, the total number of in-the-money stock options outstanding was 5,730,673 with a weighted-average exercise price of $49.60. The weighted-average years to expiration of exercisable stock options is 4.8 years.

Weighted average fair value assumptions

	2011	2010	2009

Expected option life (years) (1)	6.30	6.25	5.00
Risk-free interest rate(2)	2.79%	2.78%	2.35%
Expected stock price volatility (3)	31%	30%	23%
Expected annual dividends per share (4)	$1.20	$1.08	$0.99
Estimated forfeiture rate(5)	0.7%	0.7%	2.3%
Weighted-average grant date fair value of options granted during the year	$19.44	$15.90	$6.52

(1) Represents the period of time that awards are expected to be outstanding. Historical data on exercise behaviour was used to estimate the expected life of the option.

(2) Based on the implied yield available on zero-coupon government issues with an equivalent remaining term at the time of the grant.

(3) Based on the historical stock price volatility of the Company’s stock over a period commensurate with the expected term of the option.

(4) Determined by the current annual dividend. The Company does not employ different dividend yields throughout the year.

(5) The Company estimated forfeitures based on past experience. The rate is monitored on a periodic basis.

Summarized information related to the Company's tandem share appreciation rights

The following table summarizes information related to the Company’s TSARs as at December 31:

	TSARs outstanding		Nonvested TSARs
	Number of TSARs	Weighted average exercise price	Number of TSARs	Weighted average grant date fair value

Outstanding, January 1, 2011	3,998,910	$47.43	1,766,975		$11.54
Exercised as TSARs	(1,300)	30.50	NA		NA
Exercised as Options	(65,400)	41.01	NA		NA
Vested	NA	NA	(142,500)		10.43
Transferred to Options	(3,534,910)	47.44	(1,563,675)		11.63
Forfeited	(13,900)	61.69	(4,200)		14.02

Outstanding at December 31, 2011	383,400	$47.97	56,600		$11.73

Vested or expected to vest at December 31, 2011 (1)	383,400	$47.97	NA	$	NA

Exercisable at December 31, 2011	326,800	$48.28	NA	$	NA

(1) As at December 31, 2011, the weighted-average remaining term of vested or expected to vest TSARs was 4.2 years with an aggregate intrinsic value of $8 million.

Number of TSARs outstanding and exercisable

	TSARs outstanding				TSARs exercisable
Range of exercise prices	Number of TSARs	Weighted average years to expiration	Weighted average exercise price	Aggregate intrinsic value (millions)	Number of TSARs	Weighted average exercise price	Aggregate intrinsic value (millions)

$30.50 – $40.47	141,650	3.1	$33.24	$5	122,350	$32.76	$5
$42.05 – $60.69	146,800	4.7	49.87	3	109,500	49.40	2
$62.56 – $72.58	94,950	4.9	66.99	–	94,950	66.99	–

Total(1)	383,400	4.2	$47.97	$8	326,800	$48.28	$7

(1) As at December 31, 2011, the total number of in-the-money TSARs outstanding was 337,750 with a weighted-average exercise price of $44.76. The weighted-average years to expiration of exercisable TSARs is 4.0 years.

Total fair value of shares vested for all stock option plans

The following table refers to the total fair value of shares vested for all stock option plans (including TSARs) during the years ended December 31:

(in millions of Canadian dollars)	2011	2010	2009

Regular stock option plan	$8	$6	$6
TSARs	1	6	6

Total	$9	$12	$12

Information related to all options exercised in the stock option plans

The following table provides information related to all options exercised in the stock option plans during the years ended December 31:

(in millions of Canadian dollars)	2011	2010	2009

Total intrinsic value	$17	$10	$8
Cash received by the Company upon exercise of options	29	32	24

Summary of Performance Share Unit Plan

The following table summarizes information related to the Company’s PSUs as at December 31:

	2011	2010

Outstanding, January 1	700,468	422,534
Granted	269,300	328,020
Units, in lieu of dividends	16,487	10,707
Vested	NA	NA
Forfeited	(55,944)	(60,793)

Outstanding at December 31	930,311	700,468

Vested, or expected to vest at December 31	359,532	–

Summary of Deferred Share Unit Plan

The following table summarizes information related to the DSUs as at December 31:

	2011	2010

Outstanding, January 1	388,346	345,843
Granted	67,306	37,802
Transferred from RSUs	–	18,756
Units, in lieu of dividends	7,732	6,226
Redeemed	(67,078)	(20,281)

Outstanding, December 31	396,306	388,346

Summary of total share based liabilities paid

The following table summarizes the total share based liabilities paid for each of the years ended December 31:

(in millions of Canadian dollars)	2011	2010	2009

Plan
TSARs	$–	$–	$3
DSUs	4	2	–

Total	$4	$2	$3

Segemented information (Tables)	12 Months Ended
Dec. 31, 2011
Segmented information [Abstract]
Geographic information

(in millions of Canadian dollars)	Canada	United States	Total

2011
Revenues	$3,766	$1,411	$5,177
Long-term assets excluding financial instruments, mortgages receivable and deferred tax assets	$8,854	$4,309	$13,163

2010
Revenues	$3,635	$1,346	$4,981
Long-term assets excluding financial instruments, mortgages receivable and deferred tax assets	$8,458	$4,013	$12,471

2009
Revenues	$3,166	$1,236	$4,402
Long-term assets excluding financial instruments, mortgages receivable and deferred tax assets	$8,364	$4,134	$12,498

Summary of significant accounting policies (Details)	12 Months Ended
Dec. 31, 2011 Y
Additional summary of significant accounting policies (Textual) [Abstract]
Cash and cash equivalents maturity period, maximum	3 months
Expected return on fund assets calculated using market-related asset values developed	five-year average of market values
The maximum market related asset value as a percentage of market value used to calculate net periodic benefit cost	120.00%
The minimum market related asset value as a percentage of market value used to calculate net periodic benefit cost	80.00%
Unrecognized actuarial gains and losses as a percentage in excess of the greater of the benefit obligation and the market-related plan assets	10.00%
Expected average remaining service period of active employees expected to receive benefits under the plan	10 years
Amortization period of favorable leases, customer relationships and interline contracts Maximum in years	20
Probability threshold for recognizing income tax benefits to be realized upon settlement	50.00%
Amortization period of customer relationships and interline contracts Minimum in years	4
Track Network
Summary of significant accounting policies (Textual) [Abstract]
Option to expand track network amortization period in years	100

Gain on sales of significant properties (Details) (CAD) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2009	Dec. 31, 2010
Gain on sales of significant properties (Textual) [Abstract]
Sale-leaseback transaction gain	38		41
Additional Gain on sales of significant properties (Textual) [Abstract]
Number of significant real estate sales		two
Gain on sales of significant properties (Note 3)		79
Gain on sale of significant real estate, Net		68
Settlement period of Mortgage loan	Dec 31, 2011
Lease period after the sale of asset (in year)		10 years
Windsor Station
Gain on sales of significant properties (Textual) [Abstract]
Proceeds from the sale of Real Estate Property		80
Mortgage due on Real Estate		16
Sale-leaseback transaction gain		20
Western Canada
Gain on sales of significant properties (Textual) [Abstract]
Proceeds from the sale of Real Estate Property		43

Gain on sale of partnership interest (Details) (CAD) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2009
Gain on sale of partnership interest (Textual) [Abstract]
Percentage of holdings in the subsidiary in the beginning of the year	50.00%
Percentage of holdings in the subsidiary at the end of the year	16.50%
Proceed received from the sale of interest in subsidiary	110
Unrecognized additional contingent proceeds from the sale of interest in the partnership	22
Gain on sale of partnership interest	81
Gain (loss) on sale of partnership interest net of tax	69

Loss on termination of lease with shortline railway (Details) (CAD) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2009
Loss on termination of lease with shortline railway (Textual) [Abstract]
Payment to terminate lease contract	73
Settlement of existing liability	21
Loss on termination of lease with shortline railway (Note 5)	55
Loss on the termination of lease, Net	38

Other income and charges (Details) (CAD) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Other income and charges
Accretion income on long-term floating rate notes (Note 21)	(5)	(6)	(3)
Gain in fair value of long-term floating rate notes (Note 21)	(10)	(3)	(6)
Net loss on repurchase of debt (Note 20)	10		17
Other foreign exchange losses (gains)	3	(10)	(1)
Foreign exchange loss (gain) on long-term debt	3	(2)	(4)
Advisory fees	6
Other	11	9	9
Total other income and charges	18	(12)	12

Net interest expense (Details) (CAD) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Net Interest Expense
Interest cost	266	288	305
Interest capitalized to net properties	(11)	(20)	(19)
Interest expense	255	268	286
Interest income	(3)	(11)	(18)
Net interest expense	252	257	268
Net interest expense (Textual) [Abstract]
Interest on capital leases included in interest expense	19	22	27

Income taxes (Details) (CAD) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Income before income tax expense
Income before income tax expense	697	871	631
Summary of the major components of the Company's income tax expense:
Current income tax (recovery) expense (1)	(60)	9	(52)
Deferred income tax expense
Origination and reversal of temporary differences	194	244	243
Effect of tax rate decreases			(35)
Effect of hedge of net investment in foreign subsidiaries	8	(18)	(32)
Tax credits	(15)	(16)	(16)
Other		1	(27)
Total deferred income tax expense	187	211	133
Income tax expense	127	220	81
Current
Canada	(59)	(1)	(51)
Foreign	(1)	10	(1)
Total current income tax (recovery) expense	(60)	9	(52)
Deferred
Canada	115	122	81
Foreign	72	89	52
Total deferred income tax expense	187	211	133
Income tax expense	127	220	81
Canada
Income before income tax expense
Income before income tax expense	430	577	602
Foreign
Income before income tax expense
Income before income tax expense	267	294	29

Income taxes (Details 1) (CAD) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Deferred income tax assets
Restructuring liability	16	22
Amount related to tax losses carried forward	377	334
Liabilities carrying value in excess of tax basis	327	267
Future environmental remediation costs	34	38
Tax credits carried forward including minimum tax	116	94
Other	57	29
Total deferred income tax assets	927	784
Deferred income tax liabilities
Properties carrying value in excess of tax basis	2,608	2,466
Other long-term assets carrying value in excess of tax basis	18	18
Other	19	23
Total deferred income tax liabilities	2,645	2,507
Total net deferred income tax liabilities	1,718	1,723
Current deferred income tax assets	101	222
Long-term deferred income taxes liabilities	1,819	1,945

Income taxes (Details 2) (CAD) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Expected income tax expense reconciled to income tax expense
Statutory federal and provincial income tax rate	28.75%	29.15%	30.71%
Expected income tax expense at Canadian enacted statutory tax rates	200	254	194
Increase (decrease) in taxes resulting from:
Items not subject to tax	(3)	(3)	(25)
Canadian tax rate differentials	(8)	(10)	(26)
Foreign tax rate differentials	(4)		(7)
Effect of tax rate decreases			(35)
Tax credits	(15)	(16)	(16)
Other	(43)	(5)	(4)
Income tax expense	127	220	81

Income taxes (Details 3) (CAD) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Reconciliation of uncertain tax positions in relation to unrecognized tax benefits
Unrecognized tax benefits, at January 1	60	61	77
Increase in unrecognized:
Tax benefits related to the current year	3	5	14
Gross uncertain tax benefits related to prior years	1	2	11
Dispositions [Abstract]
Dispositions of gross uncertain tax benefits related to prior years	(45)	(5)	(15)
Dispositions related to settlements with tax authorities		(3)	(26)
Unrecognized tax benefits as at December 31	19	60	61

Income taxes (Details Textual) (CAD) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Income taxes (Textual) [Abstract]
Unrecognized tax benefits from capital losses	0	0
Income tax operating losses carried forward	1,411
Expiry year of losses carried forward	Beginning in 2015
Loss expiry year of operating losses carried forward recognized as deferred tax asset	2026 thru 2031
Minimum tax credits	38
Expiry year of alternative minimum tax credits	Beginning in 2016
Investment tax credit	30
Expiry year of investment tax credits	Beginning in 2018
Track maintenance credits	48
Expiry year of track maintenance credits	Beginning in 2025
Total amount of accrued interest and penalties expensed	15	7	18
The total amount of accrued interest and penalties associated with unrecognized tax benefit	5	20	27

Earnings per share (Details) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Number of shares used in the earnings per share calculations
Weighted average shares outstanding	169.5	168.8	166.3
Dilutive effect of weighted average number of stock options	1.1	0.4	0.5
Weighted average diluted shares outstanding	170.6	169.2	166.8
Earnings Per Share (Textual) [Abstract]
Dilutive options outstanding	4.7	2.7	1.6
Stock Option
Earnings Per Share (Textual) [Abstract]
Number of options excluded from the computation of diluted earnings per share	1.4	0.9	2.5
TSARs
Earnings Per Share (Textual) [Abstract]
Number of options excluded from the computation of diluted earnings per share	0.3	3.6	1.3

Other comprehensive loss and accumulated other comprehensive loss (Details) (CAD) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Accumulated other comprehensive loss, net of tax
Unrealized foreign exchange (loss) gain on translation of the net investment in U.S. subsidiaries	(250)	(309)
Deferred loss on settled hedge instruments	(17)	(17)
Unrealized effective gains on cash flow hedges	(3)	2
Amounts for defined benefit pension and other post-retirement plans not recognized in income	(2,788)	(2,135)
Accumulated other comprehensive loss	(2,736)	(2,086)
Long-term Debt Designated as Hedge of Net Investment
Accumulated other comprehensive loss, net of tax
Unrealized foreign exchange (loss) gain on translation of the net investment in U.S. subsidiaries	322	373

Other comprehensive loss and accumulated other comprehensive loss (Details 1) (CAD) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Unrealized foreign exchange (loss) gain on:
Translation of the net investment in U.S. subsidiaries, before tax	59	(124)	(244)
Translation of the net investment in U.S. subsidiaries	59	(124)	(244)
Translation of the U.S. dollar-denominated long-term debt designated as a hedge of the net investment in U.S. subsidiaries, before tax	(59)	142	247
Translation of the U.S. dollar-denominated long-term debt designated as a hedge of the net investment in U.S. subsidiaries, Tax	8	(18)	(32)
Translation of the U.S. dollar-denominated long-term debt designated as a hedge of the net investment in U.S. subsidiaries	(51)	124	215
Change in derivatives designated as cash flow hedges:
Realized loss (gain) on cash flow hedges recognized in income, before tax amount	(17)		4
Realized loss (gain) on cash flow hedges recognized in income, Income tax (expense) recovery	3		(1)
Realized (gain) loss on cash flow hedges recognized in income	(14)		3
Unrealized gain (loss) on cash flow hedges, before tax	10	2	3
Unrealized gain (loss) on cash flow hedges, tax	(1)	(1)	(1)
Unrealized gain (loss) on cash flow hedges	9	1	2
Change in pension and other benefits actuarial gains and losses, before tax	(892)	(472)	(683)
Change in pension and other benefits actuarial gains and losses , tax	232	121	171
Change in pension and other benefits actuarial gains and losses	(660)	(351)	(512)
Change in prior service pension and other benefits costs, before tax	9	12	21
Change in prior service pension and other benefits costs, Income tax (expense) recovery	2	3	5
Change in prior service pension and other benefits costs	7	9	16
Other comprehensive Loss, before tax	(890)	(440)	(652)
Other comprehensive Loss, tax	240	99	132
Other comprehensive loss	(650)	(341)	(520)

Change in non-cash working capital balances related to operations (Details) (CAD) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
(use) Source of cash:
Accounts receivable, net	(69)	(9)	206
Materials and supplies	(15)	23	76
Other current assets	(8)	(1)	19
Accounts payable and accrued liabilities	116	(29)	(198)
Change in non-cash working capital	24	(16)	103

Cash and cash equivalents (Details) (CAD) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Cash position
Cash	17	39
Short-term investments:
Government guaranteed investments		119
Deposits with financial institutions	30	203
Total cash and cash equivalents	47	361	679	117

Accounts receivable, net (Details) (CAD) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Accounts receivable, net
Non-freight accounts receivable	172	162
Accounts receivable, Gross	552	489
Allowance for doubtful accounts	(34)	(30)
Total accounts receivable, net	518	459
Freight [Member]
Accounts receivable, net
Accounts receivable, Gross	380	327

Accounts receivable, net (Details Textual) (CAD) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Accounts receivable, net (Textual) [Abstract]
Allowance for doubtful accounts	34	30
Doubtful account expense (Purchased services and other)	2	5	5
Cash receipts from financial institutions		220
Effective interest rate on receivable from a financial institution		5.88%

Investments (Details) (CAD) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Investments
Rail investments accounted for on an equity basis (Note 16)	65	58
Long-term floating rate notes (Note 21)	79	70
Other investments	23	17
Total Investments	167	145

Properties (Details) (CAD) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Properties
Total Cost	18,722	17,620
Total Accumulated depreciation	5,970	5,623
Total Net book value	12,752	11,997
Track and roadway [Member]
Properties
Average annual depreciation rate	2.70%
Total Cost	12,778	11,980
Total Accumulated depreciation	3,552	3,305
Total Net book value	9,226	8,675
Buildings [Member]
Properties
Average annual depreciation rate	3.00%
Total Cost	453	440
Total Accumulated depreciation	255	266
Total Net book value	198	174
Rolling stock [Member]
Properties
Average annual depreciation rate	2.70%
Total Cost	3,390	3,245
Total Accumulated depreciation	1,362	1,319
Total Net book value	2,028	1,926
Information systems [Member]
Properties
Average annual depreciation rate	9.50%
Total Cost	665	600
Total Accumulated depreciation	338	303
Total Net book value	327	297
Other [Member]
Properties
Average annual depreciation rate	4.80%
Total Cost	1,436	1,355
Total Accumulated depreciation	463	430
Total Net book value	973	925

Properties (Details 1) (CAD) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Capital leases included in properties
Total Cost	518	520
Total Accumulated depreciation	167	153
Total Net book value	351	367
Buildings [Member]
Capital leases included in properties
Total Cost	1	1
Total Accumulated depreciation	0	0
Total Net book value	1	1
Rolling stock [Member]
Capital leases included in properties
Total Cost	515	517
Total Accumulated depreciation	165	152
Total Net book value	350	365
Other [Member]
Capital leases included in properties
Total Cost	2	2
Total Accumulated depreciation	2	1
Total Net book value	0	1

Properties (Details Textual) (CAD) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Additional Properties (Textual) [Abstract]
Net additions of information systems assets	1,153	743	703
Depreciation and amortization	490	489	483
Properties (Textual) [Abstract]
Capital assets acquired by means of capital leases	0	1	1
Cash payment related to capital purchases	1,104	726	703
Information systems [Member]
Additional Properties (Textual) [Abstract]
Net additions of information systems assets	91	54	39
Depreciation and amortization	56	54	40

Equity income (Details) (CAD) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
DRTP [Member]
Equity Income (Textual) [Abstract]
Equity Income	4	4	3
CNCP [Member]
Equity Income (Textual) [Abstract]
Equity Income	0	2	0
Indiana Harbor Belt Railroad Company [Member]
Equity Income (Textual) [Abstract]
Equity Income	4	4	2

Goodwill and intangible assets (Details) (CAD) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Goodwill and intangible assets
Goodwill, Beginning Balance	147	155
Cost, Beginning Balance	49	52
Intangible assets Accumulated amortization, Beginning Balance	(6)	(5)
Finite-Lived Intangible Assets, Net, Total	42	43	47
Amortization of intangible assets	(2)	(1)
Foreign exchange impact, Goodwill	3	(8)
Foreign exchange adjustment for finite lived intangible assets	1	(3)
Goodwill, Ending Balance	150	147
Cost, Ending Balance	50	49
Intangible assets Accumulated amortization, Ending Balance	(8)	(6)
Net carrying amount, Ending Balance	42	43	47

Goodwill and intangible assets (Details Textual) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011 CAD	Dec. 31, 2011 USD ($)	Dec. 31, 2010 CAD	Dec. 31, 2009 CAD
Goodwill and intangible assets (Textual) [Abstract]
Goodwill, Purchase price allocation		$ 147
Percentage that fair value exceeds allocated goodwill		42.00%	40.00%
Finite-Lived Intangible Assets, Net, Total	42		43	47
2012	1
2013	1
2014	1
2015	1
2016	1

Other assets (Details) (CAD) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Other assets
Unamortized fees on long-term debt	47	50
Contracted customer incentives	11	14
Long-term materials	11	10
Prepaid leases	10	11
Other	64	55
Total other assets	143	140

Accounts payable and accrued liabilities (Details) (CAD) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Accounts payable and accrued liabilities
Trade payables	387	226
Accrued charges	245	191
Payroll-related accruals	103	165
Accrued vacation	76	77
Accrued interest	64	64
Personal injury and other claims provision	53	51
Dividends payable	51	46
Income and other taxes payable	39	31
Provision for environmental remediation and restructuring	35	43
Stock-based compensation liabilities	32	66
Total return swap	3	6
Other	45	42
Total accounts payable and accrued liabilities	1,133	1,008

Long-term debt (Details) In Millions, unless otherwise specified	Dec. 31, 2011 USD ($)	Dec. 31, 2011 CAD	Dec. 31, 2010 USD ($)	Dec. 31, 2010 CAD	Dec. 31, 2011 6.250% 10-year Notes (A) [Member] CAD	Dec. 31, 2010 6.250% 10-year Notes (A) [Member] CAD	Dec. 31, 2011 5.750% 5-year Notes (A) [Member] CAD	Dec. 31, 2010 5.750% 5-year Notes (A) [Member] CAD	Dec. 31, 2011 6.500% 10-year Notes (A) [Member] CAD	Dec. 31, 2010 6.500% 10-year Notes (A) [Member] CAD	Dec. 31, 2011 6.250% 10-year Medium Term Notes (A) [Member] CAD	Dec. 31, 2010 6.250% 10-year Medium Term Notes (A) [Member] CAD	Dec. 31, 2011 7.250% 10-year Notes (A) [Member] CAD	Dec. 31, 2010 7.250% 10-year Notes (A) [Member] CAD	Dec. 31, 2011 9.450% 30-year Debentures (A) [Member] CAD	Dec. 31, 2010 9.450% 30-year Debentures (A) [Member] CAD	Dec. 31, 2011 5.100% 10-year Debentures (A) [Member] CAD	Dec. 31, 2010 5.100% 10-year Debentures (A) [Member] CAD	Dec. 31, 2011 4.500% 10-year Debentures (A) [Member] CAD	Dec. 31, 2010 4.500% 10-year Debentures (A) [Member] CAD	Dec. 31, 2011 4.450% 12.5-year Notes (A) [Member] CAD	Dec. 31, 2010 4.450% 12.5-year Notes (A) [Member] CAD	Dec. 31, 2011 7.125% 30-year Debentures (A) [Member] CAD	Dec. 31, 2010 7.125% 30-year Debentures (A) [Member] CAD	Dec. 31, 2011 5.750% 30-year Debentures (A) [Member] CAD	Dec. 31, 2010 5.750% 30-year Debentures (A) [Member] CAD	Dec. 31, 2011 5.950% 30-year Notes (A) [Member] CAD	Dec. 31, 2010 5.950% 30-year Notes (A) [Member] CAD	Dec. 31, 2011 6.450% 30-year Notes (A) [Member] CAD	Dec. 31, 2010 6.450% 30-year Notes (A) [Member] CAD	Dec. 31, 2011 5.750% 30-year Debentures (A) [Member] CAD	Dec. 31, 2010 5.750% 30-year Debentures (A) [Member] CAD	Dec. 31, 2011 Secured Equipment Loan (B) [Member] CAD	Dec. 31, 2010 Secured Equipment Loan (B) [Member] CAD	Dec. 31, 2011 5.41% Senior Secured Notes (C) [Member] CAD	Dec. 31, 2010 5.41% Senior Secured Notes (C) [Member] CAD	Dec. 31, 2011 6.91% Secured Equipment Notes (D) [Member] CAD	Dec. 31, 2010 6.91% Secured Equipment Notes (D) [Member] CAD	Dec. 31, 2011 5.57% Senior Secured Notes (E) [Member] CAD	Dec. 31, 2010 5.57% Senior Secured Notes (E) [Member] CAD	Dec. 31, 2011 7.49% Equipment Trust Certificates (F) [Member] CAD	Dec. 31, 2010 7.49% Equipment Trust Certificates (F) [Member] CAD	Dec. 31, 2011 3.88% Senior Secured Notes Series A & B(G) [Member] CAD	Dec. 31, 2010 3.88% Senior Secured Notes Series A & B(G) [Member] CAD	Dec. 31, 2011 Other long-term loans (nil% - 5.50%) [Member] CAD	Dec. 31, 2010 Other long-term loans (nil% - 5.50%) [Member] CAD	Dec. 31, 2011 Obligations under capital leases (4.90% - 7.63%) (H) [Member] CAD	Dec. 31, 2010 Obligations under capital leases (4.90% - 7.63%) (H) [Member] CAD	Dec. 31, 2011 Obligations under capital leases (12.77%) (H) [Member] CAD	Dec. 31, 2010 Obligations under capital leases (12.77%) (H) [Member] CAD	Dec. 31, 2011 Perpetual 4% Consolidated Debenture Stock (USD) (I) [Member] CAD	Dec. 31, 2010 Perpetual 4% Consolidated Debenture Stock (USD) (I) [Member] CAD	Dec. 31, 2011 Perpetual 4% Consolidated Debenture Stock (GB) (I) [Member] CAD	Dec. 31, 2010 Perpetual 4% Consolidated Debenture Stock (GB) (I) [Member] CAD	Dec. 31, 2011 Total Long-term debt before perpetual consolidated debenture stock [Member] CAD	Dec. 31, 2010 Total Long-term debt before perpetual consolidated debenture stock [Member] CAD
Components of long-term debt
Maturity					Oct 1, 2011		May 1, 2013		May 1, 2018		Jun 1, 2018		May 1, 2019		Aug 1, 2021		Jan 1, 2022		Jan 1, 2022		Mar 1, 2023		Oct 1, 2031		Mar 1, 2033		May 1, 2037		Nov 1, 2039		Jan 1, 2042		Aug 1, 2015		Mar 1, 2024		Oct 1, 2024		Dec 1, 2024		Jan 1, 2021		Dec 1, 2026						Jan 1, 2031
Maturity earliest																																											Oct. 2026		2014		2012
Maturity latest																																											Dec. 2026		2024		2026
Currency in which payable					US$		US$		US$		CDN$		US$		US$		CDN$		US$		US$		US$		US$		US$		CDN$		US$		CDN$		US$		CDN$		US$		US$		US$		US$		US$		CDN$		US$		GB£
Long-term debt and capital lease obligation current and non-current	$ 3,508	4,745	$ 3,234	4,315	0	250	0	103	279	273	373	373	355	345	254	248	125	0	250	0	354	347	356	348	246	249	450	440	400	400	248	0	116	128	120	121	186	194	63	63	102	103	141	0	2	4	285	287	3	3	31	30	6	6	4,708	4,279
Less: Long-term debt maturing within one year		50		282
Total Long-term debt		4,695		4,033

Long-term debt (Details 1) In Millions, unless otherwise specified	12 Months Ended			12 Months Ended			12 Months Ended				12 Months Ended
	Dec. 31, 2009 CAD	Dec. 31, 2011 CAD	Dec. 31, 2009 USD ($)	Dec. 31, 2011 6.250% 10-year Notes (A) [Member]	Dec. 31, 2009 6.250% 10-year Notes (A) [Member] CAD	Dec. 31, 2009 6.250% 10-year Notes (A) [Member] USD ($)	Dec. 31, 2011 5.750% 5-year Notes (A) [Member]	Dec. 31, 2009 5.750% 5-year Notes (A) [Member] CAD	Sep. 30, 2011 5.750% 5-year Notes (A) [Member] CAD	Dec. 31, 2009 5.750% 5-year Notes (A) [Member] USD ($)	Dec. 31, 2011 6.500% 10-year Notes (A) [Member]	Dec. 31, 2009 6.500% 10-year Notes (A) [Member] CAD	Dec. 31, 2009 6.500% 10-year Notes (A) [Member] USD ($)
Summarized principal amount, carrying amount and cost to redeem repurchased debt
Maturity				Oct 1, 2011			May 1, 2013				May 1, 2018
Principal amount in USD			$ 478			$ 154				$ 299			$ 25
Carrying amount	555				184			343	107			28
Cost to redeem in CDN	572				185			359				28
Capital lease obligations included in long-term debt
2012		28
2013		29
2014		162
2015		14
2016		14
Thereafter		180
Total minimum lease payments		427
Less: Imputed interest		(139)
Present value of minimum lease payments		288
Less: Current portion		(8)
Long-term portion of capital lease obligations		280

Long-term debt (Details 2) In Millions, unless otherwise specified	1 Months Ended	12 Months Ended						12 Months Ended				12 Months Ended						12 Months Ended				12 Months Ended					12 Months Ended				12 Months Ended		12 Months Ended		12 Months Ended			12 Months Ended					12 Months Ended		12 Months Ended			12 Months Ended		12 Months Ended			12 Months Ended		12 Months Ended			12 Months Ended		12 Months Ended				12 Months Ended			12 Months Ended			12 Months Ended		12 Months Ended		12 Months Ended						12 Months Ended
	Dec. 31, 2011 CAD	Dec. 31, 2011 CAD	Dec. 31, 2010 CAD	Dec. 31, 2009 CAD	Dec. 31, 2011 USD ($)	Dec. 31, 2010 USD ($)	Dec. 31, 2009 USD ($)	Dec. 31, 2011 6.250% 10-year Notes (A) [Member] CAD	Dec. 31, 2010 6.250% 10-year Notes (A) [Member] CAD	Dec. 31, 2009 6.250% 10-year Notes (A) [Member] USD ($)	Dec. 31, 2009 6.250% 10-year Notes (A) [Member] CAD	Dec. 31, 2011 5.750% 5-year Notes (A) [Member] CAD	Sep. 30, 2011 5.750% 5-year Notes (A) [Member] USD ($)	Sep. 30, 2011 5.750% 5-year Notes (A) [Member] CAD	Dec. 31, 2010 5.750% 5-year Notes (A) [Member] CAD	Dec. 31, 2009 5.750% 5-year Notes (A) [Member] USD ($)	Dec. 31, 2009 5.750% 5-year Notes (A) [Member] CAD	Dec. 31, 2011 6.500% 10-year Notes (A) [Member] CAD	Dec. 31, 2010 6.500% 10-year Notes (A) [Member] CAD	Dec. 31, 2009 6.500% 10-year Notes (A) [Member] USD ($)	Dec. 31, 2009 6.500% 10-year Notes (A) [Member] CAD	Dec. 31, 2011 6.250% 10-year Medium Term Notes (A) [Member] CAD	Oct. 17, 2011 6.250% 10-year Medium Term Notes (A) [Member] USD ($)	Oct. 12, 2011 6.250% 10-year Medium Term Notes (A) [Member] USD ($)	Sep. 13, 2011 6.250% 10-year Medium Term Notes (A) [Member] USD ($)	Dec. 31, 2010 6.250% 10-year Medium Term Notes (A) [Member] CAD	Dec. 31, 2011 7.250% 10-year Notes (A) [Member] CAD	Dec. 31, 2009 7.250% 10-year Notes (A) [Member] USD ($)	Dec. 31, 2009 7.250% 10-year Notes (A) [Member] CAD	Dec. 31, 2010 7.250% 10-year Notes (A) [Member] CAD	Dec. 31, 2011 9.450% 30-year Debentures (A) [Member] CAD	Dec. 31, 2010 9.450% 30-year Debentures (A) [Member] CAD	Dec. 31, 2011 5.100% 10-year Debentures (A) [Member] CAD	Dec. 31, 2010 5.100% 10-year Debentures (A) [Member] CAD	Dec. 31, 2011 4.500% 10-year Debentures (A) [Member] USD ($)	Dec. 31, 2011 4.500% 10-year Debentures (A) [Member] CAD	Dec. 31, 2010 4.500% 10-year Debentures (A) [Member] CAD	Dec. 31, 2011 4.450% 12.5-year Notes (A) [Member]	Dec. 31, 2011 4.450% 12.5-year Notes (A) [Member] CAD	Dec. 31, 2010 4.450% 12.5-year Notes (A) [Member] CAD	Dec. 31, 2010 4.450% 12.5-year Notes (A) [Member] USD ($)	Dec. 31, 2009 Debt Repurchased [Member] USD ($)	Dec. 31, 2011 7.125% 30-year Debentures (A) [Member] CAD	Dec. 31, 2010 7.125% 30-year Debentures (A) [Member] CAD	Dec. 31, 2011 5.750% 30-year Debentures (A) [Member] USD ($)	Dec. 31, 2011 5.750% 30-year Debentures (A) [Member] CAD	Dec. 31, 2010 5.750% 30-year Debentures (A) [Member] CAD	Dec. 31, 2011 5.950% 30-year Notes (A) [Member] CAD	Dec. 31, 2010 5.950% 30-year Notes (A) [Member] CAD	Dec. 31, 2011 6.450% 30-year Notes (A) [Member] CAD	Dec. 31, 2009 6.450% 30-year Notes (A) [Member] CAD	Dec. 31, 2010 6.450% 30-year Notes (A) [Member] CAD	Dec. 31, 2011 5.750% 30-year Debentures (A) [Member] CAD	Dec. 31, 2010 5.750% 30-year Debentures (A) [Member] CAD	Dec. 31, 2011 5.41% Senior Secured Notes (C) [Member] USD ($)	Dec. 31, 2011 5.41% Senior Secured Notes (C) [Member] CAD	Dec. 31, 2010 5.41% Senior Secured Notes (C) [Member] CAD	Dec. 31, 2011 6.91% Secured Equipment Notes (D) [Member] CAD	Dec. 31, 2010 6.91% Secured Equipment Notes (D) [Member] CAD	Dec. 31, 2011 5.57% Senior Secured Notes (E) [Member] USD ($)	Dec. 31, 2009 5.57% Senior Secured Notes (E) [Member] USD ($)	Dec. 31, 2011 5.57% Senior Secured Notes (E) [Member] CAD	Dec. 31, 2010 5.57% Senior Secured Notes (E) [Member] CAD	Dec. 31, 2011 7.49% Equipment Trust Certificates (F) [Member] USD ($)	Dec. 31, 2011 7.49% Equipment Trust Certificates (F) [Member] CAD	Dec. 31, 2010 7.49% Equipment Trust Certificates (F) [Member] CAD	Dec. 31, 2011 3.88% Senior Secured Notes Series A & B(G) [Member] USD ($)	Dec. 31, 2011 3.88% Senior Secured Notes Series A & B(G) [Member] CAD	Dec. 31, 2010 3.88% Senior Secured Notes Series A & B(G) [Member] CAD	Dec. 31, 2011 Other long-term loans (nil% - 5.50%) [Member] CAD	Dec. 31, 2010 Other long-term loans (nil% - 5.50%) [Member] CAD	Dec. 31, 2011 Obligations under capital leases (4.90% - 7.63%) (H) [Member] CAD	Dec. 31, 2010 Obligations under capital leases (4.90% - 7.63%) (H) [Member] CAD	Dec. 31, 2011 Obligations under capital leases (12.77%) (H) [Member] CAD	Dec. 31, 2010 Obligations under capital leases (12.77%) (H) [Member] CAD	Dec. 31, 2011 Perpetual 4% Consolidated Debenture Stock (USD) (I) [Member] CAD	Dec. 31, 2010 Perpetual 4% Consolidated Debenture Stock (USD) (I) [Member] CAD	Dec. 31, 2011 Perpetual 4% Consolidated Debenture Stock (GB) (I) [Member] CAD	Dec. 31, 2010 Perpetual 4% Consolidated Debenture Stock (GB) (I) [Member] CAD	Dec. 31, 2011 Secured Equipment Loan (B) [Member] CAD	Dec. 31, 2010 Secured Equipment Loan (B) [Member] CAD	Dec. 31, 2009 Secured Equipment Loan (B) [Member]
Long-Term Debt (Textual) [Abstract]
Debt instrument interest rate								6.25%				5.75%						6.50%				6.25%					7.25%				9.45%		5.10%		4.50%	4.50%		4.45%	4.45%				7.13%		5.75%	5.75%		5.95%		6.45%			5.75%			5.41%		6.91%				5.57%			7.49%		3.88%	3.88%						12.77%		4.00%		4.00%
Debt instrument interest rate, minimum																																																																						0.00%		4.90%
Debt instrument interest rate, maximum																																																																						5.50%		7.63%
Face amount of note issued							$ 478			$ 154						$ 299				$ 25								$ 350					125		$ 250						$ 350	$ 3			$ 250						400										$ 65						$ 139
Redemption of notes													101
Carrying amount of call offer				555							184			107			343				28				246				555
Total Cost of Call Offer												113																	572
Loss on redemption of notes												(9)										(1)							(17)
Net proceeds of Notes	618																											409												355											398										67							139
Debt Redeemed Principal Amount																								204
Redemption of Notes Not Tendered																							42
Voluntary Prepayment Defined Benefit Pension Plan	600	600
Debt instrument term								10-year				5-year						10-year				10-year					10-year				30-year		10-year		10-year	10-year		12.5-year	12.5-year				30-year		30-year	30-year		30-year		30-year			30-year
Maturity								Oct 1, 2011				May 1, 2013						May 1, 2018				Jun 1, 2018					May 1, 2019				Aug 1, 2021		Jan 1, 2022		Jan 1, 2022	Jan 1, 2022		Mar 1, 2023	Mar 1, 2023				Oct 1, 2031		Mar 1, 2033	Mar 1, 2033		May 1, 2037		Nov 1, 2039			Jan 1, 2042		Mar 1, 2024			Oct 1, 2024		Dec 1, 2024				Jan 1, 2021			Dec 1, 2026	Dec 1, 2026						Jan 1, 2031						Aug 1, 2015
Final repayment of principal amount																																																							44					31				11			69													53
Value of locomotive units and other rolling stock used as collateral																																																								153		154				69			108			139												113
Floating interest rate																																																																																1.94%	1.39%	1.82%
Long-term Debt Disclosure for Redeem Repurchased Debt (Textual) [Abstract]
Long-term Debt	4,745	4,745	4,315		3,508	3,234		0	250			0			103			279	273			373				373	355			345	254	248	125	0		250	0		354	347			356	348		246	249	450	440	400		400	248	0		120	121	186	194			63	63		102	103		141	0	2	4	285	287	3	3	31	30	6	6	116	128
Annual maturities and principal repayments in 2012	42	42
Annual maturities and principal repayments in 2013	45	45
Annual maturities and principal repayments in 2014	47	47
Annual maturities and principal repayments in 2015	122	122
Annual maturities and principal repayments in 2016	28	28
Deferred cost for notes to be repurchased				1
Addition to property, plant and equipment under capital lease obligations		0	1	1
Carrying value of assets collateralizing capital lease obligations	351	351	367

Financial instruments (Details)	Dec. 31, 2011	Dec. 31, 2010
Interest rates and maturities long-term floating rate notes, discount rates and credit losses modeled
Probability weighted average coupon interest rate	0.80%	0.80%
Weighted average discount rate	6.10%	7.10%
Expected repayments of long-term floating rate notes	Approximately 5 years	Approximately 6 years
MAV 2 eligible asset notes
Interest rates and maturities long-term floating rate notes, discount rates and credit losses modeled
Credit losses	0	1% to 100%
MAV 3 Class 9 Traditional Asset Tracking notes
Interest rates and maturities long-term floating rate notes, discount rates and credit losses modeled
Credit losses		0.01

Financial instruments (Details1) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011 USD ($)	Dec. 31, 2011 CAD	Dec. 31, 2010 USD ($)	Dec. 31, 2010 CAD	Dec. 31, 2011 Original Cost [Member] CAD	Dec. 31, 2010 Original Cost [Member] CAD	Dec. 31, 2011 Estimate of Fair Value [Member] CAD	Dec. 31, 2010 Estimate of Fair Value [Member] CAD
Change in original cost and estimated fair value of the Company's long-term floating rate notes
As at January 1		879		828	117	129	70	70
Disbursements/ Redemption of notes	(105)	(12)	(117)	(68)	(12)	(12)	0	(8)
Accretion					0	0	5	6
Change in market assumptions					0	0	4	2
As at December 31		989		879	105	117	79	70

Financial instruments (Details 2) (CAD) In Millions, unless otherwise specified	Dec. 31, 2011
Coupon Interest Rate [Member]
Sensitivity analysis
50 basis point increase	1
50 basis point decrease	(1)
Discount Rate [Member]
Sensitivity analysis
50 basis point increase	(2)
50 basis point decrease	2

Financial Instruments (Details 3) (CAD) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Fair values derivatives instruments on the consolidated balance sheets
Asset Derivatives	6	4
Liability Derivatives	6	8
Information on the location and amounts of gains and losses, before tax, related to derivatives
Amount of gain (loss) recognized in income on derivatives	26	16	2
Amount of gain (loss) recognized in other comprehensive loss on derivatives	(7)	2	7
Information on the effective and ineffective portions, before tax, of the company's net investment hedge
Effective portion recognized in other comprehensive loss	(59)	142	247
Crude oil swaps | Derivatives designed as hedging instruments | Fuel expense
Information on the location and amounts of gains and losses, before tax, related to derivatives
Effective portion of gain (loss) on derivatives recognized in income			4
Amount of gain (loss) recognized in other comprehensive loss on derivatives			(3)
Diesel future contract | Derivatives designed as hedging instruments | Fuel expense
Information on the location and amounts of gains and losses, before tax, related to derivatives
Effective portion of gain (loss) on derivatives recognized in income	8	3	(5)
Amount of gain (loss) recognized in other comprehensive loss on derivatives	(7)	1	6
Diesel future contract | Other Current Assets | Derivatives designed as hedging instruments
Fair values derivatives instruments on the consolidated balance sheets
Asset Derivatives	0	4
Liability Derivatives	0	0
Diesel future contract | Accounts payable accrued liabilities | Derivatives designed as hedging instruments
Fair values derivatives instruments on the consolidated balance sheets
Asset Derivatives	0	0
Liability Derivatives	3	0
Interest rate swaps | Derivatives designed as hedging instruments | Net interest expense
Information on the location and amounts of gains and losses, before tax, related to derivatives
Effective portion of gain (loss) on derivatives recognized in income	5	4	6
Amount of gain (loss) recognized in other comprehensive loss on derivatives
Interest rate swaps | Derivatives designed as hedging instruments | Other income and charges
Information on the location and amounts of gains and losses, before tax, related to derivatives
Effective portion of gain (loss) on derivatives recognized in income	2		6
Amount of gain (loss) recognized in other comprehensive loss on derivatives
Treasury rate locks | Derivatives designed as hedging instruments | Net interest expense
Information on the location and amounts of gains and losses, before tax, related to derivatives
Effective portion of gain (loss) on derivatives recognized in income		(2)	(4)
Amount of gain (loss) recognized in other comprehensive loss on derivatives		2	4
Treasury rate locks | Derivatives not designated as hedging instruments | Net interest expense
Information on the location and amounts of gains and losses, before tax, related to derivatives
Amount of gain (loss) recognized in income on derivatives not designated as hedging instrument			(1)
Amount of gain (loss) recognized in other comprehensive loss on derivatives
Total return swaps | Derivatives not designated as hedging instruments | Compensation and benefits
Information on the location and amounts of gains and losses, before tax, related to derivatives
Amount of gain (loss) recognized in income on derivatives not designated as hedging instrument	3	12	19
Amount of gain (loss) recognized in other comprehensive loss on derivatives
Total return swaps | Accounts payable accrued liabilities | Derivatives not designated as hedging instruments
Fair values derivatives instruments on the consolidated balance sheets
Asset Derivatives	0	0
Liability Derivatives	3	6
FX forward contracts | Derivatives designed as hedging instruments | Other income and charges
Information on the location and amounts of gains and losses, before tax, related to derivatives
Effective portion of gain (loss) on derivatives recognized in income	8	(1)
Amount of gain (loss) recognized in other comprehensive loss on derivatives		(1)
FX forward contracts | Derivatives not designated as hedging instruments | Other income and charges
Information on the location and amounts of gains and losses, before tax, related to derivatives
Amount of gain (loss) recognized in income on derivatives not designated as hedging instrument			(23)
Amount of gain (loss) recognized in other comprehensive loss on derivatives
FX forward contracts | Other Assets | Derivatives designed as hedging instruments
Fair values derivatives instruments on the consolidated balance sheets
Asset Derivatives	6	0
Liability Derivatives	0	0
FX forward contracts | Other long-term liabilities | Derivatives designed as hedging instruments
Fair values derivatives instruments on the consolidated balance sheets
Asset Derivatives	0	0
Liability Derivatives	0	2
FX on LTD within net investment hedge | Other income and charges
Information on the effective and ineffective portions, before tax, of the company's net investment hedge
Ineffective portion recognized in income gain (loss)	0	3	(2)

Financial instruments (Details Textual) Share data in Millions, unless otherwise specified	3 Months Ended	12 Months Ended								12 Months Ended			12 Months Ended			12 Months Ended											12 Months Ended					12 Months Ended
	Jun. 30, 2011 CAD	Dec. 31, 2011 USD ($)	Dec. 31, 2011 CAD	Dec. 31, 2010 USD ($)	Dec. 31, 2010 CAD	Dec. 31, 2009 CAD	Dec. 31, 2011 5.75% Notes due in May 2013 CAD	Dec. 31, 2011 5.75% Notes due in May 2013 USD ($)	Dec. 31, 2010 5.75% Notes due in May 2013 CAD	Dec. 31, 2011 6.50% Notes due in May 2018 USD ($)	Dec. 31, 2011 6.50% Notes due in May 2018 CAD	Dec. 31, 2010 6.50% Notes due in May 2018 CAD	Dec. 31, 2011 7.25% Notes due in May 2019 USD ($)	Dec. 31, 2011 7.25% Notes due in May 2019 CAD	Dec. 31, 2010 7.25% Notes due in May 2019 CAD	Dec. 31, 2011 Foreign Exchange Forward [Member] CAD	Dec. 31, 2010 Foreign Exchange Forward [Member] CAD	Dec. 31, 2011 Foreign Exchange Forward [Member] Other Assets [Member] CAD	Dec. 31, 2010 Foreign Exchange Forward [Member] Other Long-tem Liabilities [Member] CAD	Dec. 31, 2011 Foreign Exchange Forward [Member] Accumulated Other Comprehensive Income [Member] CAD	Dec. 31, 2010 Foreign Exchange Forward [Member] Accumulated Other Comprehensive Income [Member] CAD	Dec. 31, 2011 Foreign Exchange Forward [Member] Retained Earnings [Member] CAD	Dec. 31, 2010 Foreign Exchange Forward [Member] Retained Earnings [Member] CAD	Dec. 31, 2011 Estimate of Fair Value [Member] CAD	Dec. 31, 2010 Estimate of Fair Value [Member] CAD	Dec. 31, 2009 Estimate of Fair Value [Member] CAD	Dec. 31, 2011 Original Cost [Member] CAD	Dec. 31, 2010 Original Cost [Member] CAD	Dec. 31, 2009 Original Cost [Member] CAD	Dec. 31, 2011 Carrying Value Disclosure [Member] CAD	Dec. 31, 2010 Carrying Value Disclosure [Member] CAD	Dec. 31, 2011 TRS CAD	Dec. 31, 2010 TRS CAD	Dec. 31, 2009 TRS CAD	Dec. 31, 2011 Fuel expense CAD	Dec. 31, 2010 Fuel expense CAD	Dec. 31, 2009 Fuel expense CAD	Dec. 31, 2011 Diesel future contract CAD	Dec. 31, 2010 Diesel future contract CAD	Dec. 31, 2011 Treasury rate locks CAD	Dec. 31, 2010 Treasury rate locks CAD	Dec. 31, 2009 Treasury rate locks CAD	Dec. 31, 2011 FX forward contracts CAD	Dec. 31, 2011 Interest rate swaps [Member] CAD	Dec. 31, 2010 Interest rate swaps [Member] CAD	Dec. 31, 2009 Interest rate swaps [Member] CAD
Financial Instruments (Textual) [Abstract]
Long-term Debt		$ 3,508,000,000	4,745,000,000	$ 3,234,000,000	4,315,000,000		0		103,000,000		279,000,000	273,000,000		355,000,000	345,000,000															4,745,000,000	4,315,000,000
Fair Value of Long-term debt			5,314,000,000		4,773,000,000
Publicly traded Long-term debt, Fair Value			4,390,000,000		3,963,000,000
Publicly traded long-term debt			3,913,000,000		3,606,000,000
Long-term floating rate notes																								79,000,000	70,000,000					79,000,000	70,000,000
Proceeds from sale of notes	6,000,000
Total settlement value of long term floating rate notes			989,000,000		879,000,000	828,000,000																		79,000,000	70,000,000	70,000,000	105,000,000	117,000,000	129,000,000
Long term floating notes, settlement value		105,000,000	12,000,000	117,000,000	68,000,000																			0	8,000,000		12,000,000	12,000,000
Credit facility settled					9,000,000
Gain recorded on sale of notes			6,000,000		1,000,000
Gain recorded on redemption, accretion and change in assumptions			15,000,000		9,000,000	9,000,000
Value of notes hedged by FX forward contracts								101,000,000		175,000,000			100,000,000
Total proceeds from redeeming forward contract notes																																											2,000,000
Combined realized and unrealized foreign exchange gain(loss )			(3,000,000)		10,000,000	1,000,000										8,000,000	(1,000,000)
Unrealized gain (loss) derived from foreign exchange forward contract																		6,000,000	(2,000,000)	(1,000,000)	(1,000,000)	7,000,000	(1,000,000)
Unrealized pre-tax losses would be reclassified to Other income and charges			1,000,000
Net Gain on Derivatives Included in Income																																3,000,000	12,000,000	19,000,000
Unrealized loss included in account payable and accrued liabilities																																3,000,000	6,000,000
US gallons of diesel under futures contract																																						21000000
Realized loss on settlement of derivative Instrument																																			8,000,000	3,000,000	5,000,000
Diesel futures contracts average price per gallon																																						3.01
Unrealized gain (loss) on derivatives																																						3,000,000	4,000,000
Percentage of estimated fuel purchase for the period																																						7.00%
Unrealized holding gain to be realized in future																																						3,000,000
Debt instrument interest rate								5.75%		6.50%	6.50%		7.25%	7.25%
Maturity							May 1, 2013			May 1, 2018	May 1, 2018		May 1, 2019	May 1, 2019
Interest rate swaps Outstanding																																												0	0
Amortized of deferred gain to Net Interest Expense																																												5,000,000	4,000,000	6,000,000
Amortized of deferred gain to other income and charges							2,000,000
Unamortized losses related to interest rate locks accounted as cash flow hedges																																								22,000,000	22,000,000
Amortization of hedge gain loss to net interest expense and other comprehensive income																																								0	2,000,000	4,000,000
Reduction in size of derivative share units under total return swap program																																0.5	0.5
Derivative share units outstanding																																0.6	1.1

Other long-term liabilities (Details) (CAD) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Other long-term liabilities
Provision for environmental remediation, net of current portion	82	91
Provision for restructuring, net of current portion (Note 24)	35	46
Deferred gain on sale leaseback transactions	38	41
Deferred revenue on rights-of-way license agreements, net of current portion	34	36
Deferred income credits	32	30
Stock-based compensation liabilities, net of current portion	61	82
Asset retirement obligations (Note 23)	23	22	27
Other, net of current portion	60	121
Total other long-term liabilities	365	468

Other long-term liabilities (Details Textual) (CAD) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Other long-term liabilities (Textual) [Abstract]
Environmental remediation, including current portion	97	107
Restructuring provision, including current portion	55	72	77
Expected time period for payment of Provision for environmental remediation	10 years
Environmental remediation costs charged to income	3	4	3

Asset retirement obligations (Details) (CAD) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Asset retirement obligations
Opening balance, January 1	22	27
Liabilities incurred		5
Accretion	1	1
Liabilities settled	0	(5)
Revision to estimated cash flows	0	(1)
Closing balance, December 31	23	22
Asset Retirement Obligation [Line Items]
Asset retirement obligations	23	22
Asset retirement obligations discounted rate	6.25%
Fee payable per mile of abandoned track, levied under the Canada Transportation Act	30,000
Joint facility retirement obligation payments time period	33 years
Grain-dependent branch lines Retirement Obligation Payments Time Period	2012 - 2044
Discounted | Grain-dependent branch lines
Asset retirement obligations
Closing balance, December 31	21	20
Asset Retirement Obligation [Line Items]
Asset retirement obligations	21	20
Discounted | Joint Facility
Asset retirement obligations
Closing balance, December 31	2	2
Asset Retirement Obligation [Line Items]
Asset retirement obligations	2	2
Undiscounted | Grain-dependent branch lines
Asset retirement obligations
Closing balance, December 31	41	41
Asset Retirement Obligation [Line Items]
Asset retirement obligations	41	41
Undiscounted | Joint Facility
Asset retirement obligations
Closing balance, December 31	18	18
Asset Retirement Obligation [Line Items]
Asset retirement obligations	18	18

Restructuring accrual (Details) (CAD) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Reconciliation of liabilities associated with restructuring accrual
Opening balance, January 1	72	77
Accrued	8	13
Payments	(27)	(20)
Amortization of discount	2	3
Foreign exchange impact	0	(1)
Closing balance, December 31	55	72

Restructuring accrual (Details Textual) (CAD) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Restructuring Accrual (Textual) [Abstract]
Provision for restructuring	55	72	77

Shareholders' equity (Details) (CAD) In Millions, except Share data, unless otherwise specified	0 Months Ended	12 Months Ended
	Feb. 11, 2009	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Feb. 03, 2009
Additional Shareholders' Equity (Textual) [Abstract]
Stock-based compensation transferred from additional paid-in capital		(30)	(34)	(26)
Analysis of common share balances
Share capital, January 1		169,200,000	168,500,000	153,800,000	13,900,000
Shares issued				13,900,000
Shares issued under stock option plans		800,000	700,000	800,000
Share capital, December 31		170,000,000	169,200,000	168,500,000	13,900,000
Shareholders' equity (Textual) [Abstract]
Preferred shares issued		0
Common shares offered		170,000,000	169,200,000	168,500,000	13,900,000
Price per share of common shares offered		36.75
Common shares issued under the provisions of an overallotment option					1,300,000
Gross proceeds from Offering				511
Proceeds net of fees and issue costs and including deferred taxes	495			495
Change in the share capital balances related to the cancellation of the liability on exercise of stock options		1	2	1
Additional paid-in capital
Additional Shareholders' Equity (Textual) [Abstract]
Stock-based compensation transferred from additional paid-in capital		11	8	8

Pensions and other benefits (Details) (CAD) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Pensions
Net periodic benefit cost for DB pension plans and other benefits
Current service cost (benefits earned by employees in the year)	105	86	67
Interest cost on benefit obligation	460	464	482
Expected return on fund assets	(674)	(598)	(557)
Recognized net actuarial loss	142	71	7
Amortization of prior service cost	13	13	23
Net periodic benefit cost	46	36	22
Other benefits
Net periodic benefit cost for DB pension plans and other benefits
Current service cost (benefits earned by employees in the year)	17	16	14
Interest cost on benefit obligation	26	28	29
Expected return on fund assets	(1)	(1)	(1)
Recognized net actuarial loss	8	2	35
Amortization of prior service cost	(1)	(2)	(1)
Settlement gain			(8)
Net periodic benefit cost	49	43	68

Pensions and other benefits (Details 1) (CAD) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Pensions
Change in projected benefit obligation:
Benefit obligation at January 1	8,984	8,033
Current service cost	105	86	67
Interest cost	460	464	482
Employee contributions	60	54
Benefits paid	(471)	(469)
Foreign currency changes	3	(8)
Plan amendments and other	(3)
Actuarial loss	961	824
Projected benefit obligation at December 31	10,099	8,984	8,033
Other benefits
Change in projected benefit obligation:
Benefit obligation at January 1	494	484
Current service cost	17	16	14
Interest cost	26	28	29
Benefits paid	(35)	(35)
Foreign currency changes		(1)
Plan amendments and other	7
Actuarial loss	27	2
Projected benefit obligation at December 31	536	494	484

Pensions and other benefits (Details 2) (CAD) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Change in fund assets:
Fair value of fund assets at January 1	8,310
Employer contributions	698	840	598
Fair value of fund assets at December 31	9,215	8,310
Pensions
Change in fund assets:
Fair value of fund assets at January 1	8,310	7,014
Actual return on fund assets	621	880
Employer contributions	693	837
Employee contributions	60	54
Benefits paid	(471)	(469)
Foreign currency changes	2	(6)
Fair value of fund assets at December 31	9,215	8,310
Funded status - plan deficit	(884)	(674)
Other benefits
Change in fund assets:
Fair value of fund assets at January 1	11	12
Employer contributions	35	34
Benefits paid	(35)	(35)
Fair value of fund assets at December 31	11	11
Funded status - plan deficit	(525)	(483)

Pensions and other benefits (Details 3) (CAD) In Millions, except Share data, unless otherwise specified	1 Months Ended	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Amounts recognized in the Company's Consolidated Balance Sheet
Pension and other benefit liabilities	1,372	1,372	1,116
Net actuarial loss:
Total	(2,788)	(2,788)	(2,135)
Percentage of plan assets
Total	99.00%	99.00%
Current asset allocation target
Public equity securities		45.70%
Debt securities		42.30%
Real estate and infrastructure		12.00%
Pensions and Other Benefits (Textual)
Percentage of combined plan assets representing pension plan	99.00%	99.00%
Percentage of pension combined plan obligations representing pension plan	98.00%	98.00%
Percentage of Combined Plan Obligations, Other Benefit Plans	95.00%	95.00%
Basis of calculating market related value of net periodic benefit cost		5 year average of market values for plans' public equity securities + plans' fixed income, real estate and infrastructutre securities
Health care cost trend rate assumed to be 2012		8.00%
Health care cost trend rate assumed to be 2013		8.00%
Ultimate health care cost trend rate		5.00%
Projected ultimate health care cost trend rate in 2017			5.00%
Projected decrease in health care cost trend rate per year (2014 - 2019)	0.50%	0.50%	0.50%
Year that reaches ultimate trend rate	2019	2019	2017
Voluntary Prepayment Defined Benefit Pension Plan	600	600
Target long term rate of return, net of all fees and expenses		5.25%
Estimated long term inflation		2.50%
Expected long-term nominal rate of return, net of all fees and expenses		7.75%	7.75%	7.75%
Maximum value of underlying assets represented by financial derivatives, excluding currency forwards		30.00%
Hedging of most plans non Canadian public equity currency exposures to Canadian dollar Percentage		50.00%
Company's common shares in fund assets, Share	0	0	147,540
Contribution by the company		698	840	598
Payments to employees, their beneficiaries or estates or to third-party benefit administrators		35	34	38
Total contributions for company's defined benefit pension plans minimum in 2012		100
Total contributions for company's defined benefit pension plans maximum in 2012		125
Net cost of defined contribution plan		5	3	3
Multiemployer Plan, Period Contributions		6	5	3
Pensions
Amounts recognized in the Company's Consolidated Balance Sheet
Accounts payable and accrued liabilities	0	0	0
Pension and other benefit liabilities	884	884	674
Total amount recognized	884	884	674
Net actuarial loss:
Other than deferred investment losses	3,063	3,063	2,309
Deferred investment losses	665	665	547
Prior service cost	1	1	17
Deferred income tax	(1,030)	(1,030)	(807)
Total	2,699	2,699	2,066
Weighted average policy range for pension plan asset allocation
Public equity securities, Range Minimum		30.00%
Public equity securities, Range Maximum		51.00%
Debt securities, Range Minimum		39.00%
Debt securities, Range Maximum		53.00%
Real estate and infrastructure, Range Minimum		10.00%
Real estate and infrastructure, Range Maximum		17.00%
Percentage of plan assets
Public equity securities	40.10%	40.10%	47.70%
Debt securities	49.20%	49.20%	41.80%
Real estate and infrastructure	10.70%	10.70%	10.50%
Total	100.00%	100.00%	100.00%
Summary of Estimated future pension and other post-retirement benefit payments
2012	473	473
2013	493	493
2014	504	504
2015	519	519
2016	535	535
2017 - 2021	2,867	2,867
Pensions and Other Benefits (Textual)
Percentage of combined plan assets representing pension plan	100.00%	100.00%	100.00%
Defined benefit pension plans' accumulated benefit obligation	9,618	9,618	8,580
Unamortized actuarial loss expected to be recognized in next fiscal year		207
Unamortized prior service cost expected to be recognized in next fiscal year		2
Contribution by the company		693	837
Other benefits
Amounts recognized in the Company's Consolidated Balance Sheet
Accounts payable and accrued liabilities	37	37	41
Pension and other benefit liabilities	488	488	442
Total amount recognized	525	525	483
Net actuarial loss:
Other than deferred investment losses	119	119	99
Deferred investment losses	0	0	0
Prior service cost	4	4	(3)
Deferred income tax	(34)	(34)	(27)
Total	89	89	69
Summary of Estimated future pension and other post-retirement benefit payments
2012	36	36
2013	37	37
2014	38	38
2015	39	39
2016	39	39
2017 - 2021	202	202
Pensions and Other Benefits (Textual)
Unamortized actuarial loss expected to be recognized in next fiscal year		6
Unamortized prior service cost expected to be recognized in next fiscal year		1
Contribution by the company		35	34
Defined Contribution Pension
Pensions and Other Benefits (Textual)
Contribution by the company		5	3	3
Canadian Registered Qualified Defined Benefit Pension Plans
Pensions and Other Benefits (Textual)
Contribution by the company		600	650	500
Canadian registered and U.S. qualified defined benefit pension plans
Pensions and Other Benefits (Textual)
Contribution by the company		696	829	587
Canadian non-registered supplemental pension plans
Pensions and Other Benefits (Textual)
Contribution by the company		3	8	8
U.S. Qualified Defined Benefit Pension Plans | Voluntary prepayment
Pensions and Other Benefits (Textual)
Contribution by the company				7
Fund Assets/ 6.91%Secured Equipment notes/ par value
Pensions and Other Benefits (Textual)
Company's common shares in fund assets, Market Value	2	2	4
Fund Assets/ 6.91%Secured Equipment notes/ market value
Pensions and Other Benefits (Textual)
Company's common shares in fund assets, Market Value	3	3	4
Company Common Shares Market Value
Pensions and Other Benefits (Textual)
Company's common shares in fund assets, Market Value	0	0	10
6.25% Unsecured Notes par value
Pensions and Other Benefits (Textual)
Company's common shares in fund assets, Market Value			2
6.45% Unsecured Notes par value
Pensions and Other Benefits (Textual)
Company's common shares in fund assets, Market Value	3.5	3.5
6.25% Unsecured Notes market value
Pensions and Other Benefits (Textual)
Company's common shares in fund assets, Market Value			2
6.45% Unsecured Notes market value
Pensions and Other Benefits (Textual)
Company's common shares in fund assets, Market Value	3.5	3.5
US dollar
Percentage of Exposure to Foreign Currencies [Line Items]
Plans exposure to foreign currency risk percentage	9.00%	9.00%
European Currencies
Percentage of Exposure to Foreign Currencies [Line Items]
Plans exposure to foreign currency risk percentage	5.00%	5.00%
Other currencies
Percentage of Exposure to Foreign Currencies [Line Items]
Plans exposure to foreign currency risk percentage	5.00%	5.00%

Pensions and other benefits (Details 4) (CAD) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Benefit obligation at December 31:
Discount rate	4.55%	5.20%	5.90%
Projected future salary increases	3.00%	3.00%	3.00%
Health care cost trend rate	8.00%	8.00%	8.50%
Benefit cost for year ended December 31:
Discount rate	5.20%	5.90%	7.00%
Expected rate of return on fund assets	7.75%	7.75%	7.75%
Projected future salary increases	3.00%	3.00%	3.00%
Health care cost trend rate	8.00%	8.50%	9.00%
Summary of Impact of one-percentage point change in assumed health care cost trend rates
Effect of one percentage point increase on the total of service and interest costs	(1)
Effect of one percentage point decrease on the total of service and interest costs	1
Effect of one percentage point increase on post-retirement benefit obligation	(9)
Effect of one percentage point decrease on post-retirement benefit obligation	9

Pensions and other benefits (Details 5) In Millions, unless otherwise specified	12 Months Ended								12 Months Ended
	Dec. 31, 2011 USD ($)	Dec. 31, 2011 CAD	Dec. 31, 2010 USD ($)	Dec. 31, 2010 CAD	Dec. 31, 2011 Cash and Cash Equivalents CAD	Dec. 31, 2010 Cash and Cash Equivalents CAD	Dec. 31, 2011 Corporate Bond CAD	Dec. 31, 2010 Corporate Bond CAD	Dec. 31, 2011 Mortgages CAD	Dec. 31, 2010 Mortgages CAD	Dec. 31, 2011 Real Estate CAD	Dec. 31, 2010 Real Estate CAD	Dec. 31, 2011 Infrastructure CAD	Dec. 31, 2010 Infrastructure CAD	Dec. 31, 2011 Quoted prices in active markets for identical assets (Level 1) CAD	Dec. 31, 2010 Quoted prices in active markets for identical assets (Level 1) CAD	Dec. 31, 2011 Quoted prices in active markets for identical assets (Level 1) Cash and Cash Equivalents CAD	Dec. 31, 2010 Quoted prices in active markets for identical assets (Level 1) Cash and Cash Equivalents CAD	Dec. 31, 2011 Quoted prices in active markets for identical assets (Level 1) Corporate Bond CAD	Dec. 31, 2010 Quoted prices in active markets for identical assets (Level 1) Corporate Bond CAD	Dec. 31, 2011 Quoted prices in active markets for identical assets (Level 1) Mortgages CAD	Dec. 31, 2010 Quoted prices in active markets for identical assets (Level 1) Mortgages CAD	Dec. 31, 2011 Quoted prices in active markets for identical assets (Level 1) Real Estate CAD	Dec. 31, 2010 Quoted prices in active markets for identical assets (Level 1) Real Estate CAD	Dec. 31, 2011 Quoted prices in active markets for identical assets (Level 1) Infrastructure CAD	Dec. 31, 2010 Quoted prices in active markets for identical assets (Level 1) Infrastructure CAD	Dec. 31, 2011 Significant other observable inputs (Level 2) CAD	Dec. 31, 2010 Significant other observable inputs (Level 2) CAD	Dec. 31, 2011 Significant other observable inputs (Level 2) Cash and Cash Equivalents CAD	Dec. 31, 2010 Significant other observable inputs (Level 2) Cash and Cash Equivalents CAD	Dec. 31, 2011 Significant other observable inputs (Level 2) Corporate Bond CAD	Dec. 31, 2010 Significant other observable inputs (Level 2) Corporate Bond CAD	Dec. 31, 2011 Significant other observable inputs (Level 2) Mortgages CAD	Dec. 31, 2010 Significant other observable inputs (Level 2) Mortgages CAD	Dec. 31, 2011 Significant other observable inputs (Level 2) Real Estate CAD	Dec. 31, 2010 Significant other observable inputs (Level 2) Real Estate CAD	Dec. 31, 2011 Significant other observable inputs (Level 2) Infrastructure CAD	Dec. 31, 2010 Significant other observable inputs (Level 2) Infrastructure CAD	Dec. 31, 2011 Significant unobservable inputs (Level 3) CAD	Dec. 31, 2010 Significant unobservable inputs (Level 3) CAD	Dec. 31, 2011 Significant unobservable inputs (Level 3) Cash and Cash Equivalents CAD	Dec. 31, 2010 Significant unobservable inputs (Level 3) Cash and Cash Equivalents CAD	Dec. 31, 2011 Significant unobservable inputs (Level 3) Corporate Bond CAD	Dec. 31, 2010 Significant unobservable inputs (Level 3) Corporate Bond CAD	Dec. 31, 2011 Significant unobservable inputs (Level 3) Mortgages CAD	Dec. 31, 2010 Significant unobservable inputs (Level 3) Mortgages CAD	Dec. 31, 2011 Significant unobservable inputs (Level 3) Real Estate CAD	Dec. 31, 2010 Significant unobservable inputs (Level 3) Real Estate CAD	Dec. 31, 2011 Significant unobservable inputs (Level 3) Infrastructure CAD	Dec. 31, 2010 Significant unobservable inputs (Level 3) Infrastructure CAD	Dec. 31, 2011 Government Bonds CAD	Dec. 31, 2010 Government Bonds CAD	Dec. 31, 2011 Government Bonds Quoted prices in active markets for identical assets (Level 1) CAD	Dec. 31, 2010 Government Bonds Quoted prices in active markets for identical assets (Level 1) CAD	Dec. 31, 2011 Government Bonds Significant other observable inputs (Level 2) CAD	Dec. 31, 2010 Government Bonds Significant other observable inputs (Level 2) CAD	Dec. 31, 2011 Government Bonds Significant unobservable inputs (Level 3) CAD	Dec. 31, 2010 Government Bonds Significant unobservable inputs (Level 3) CAD	Dec. 31, 2011 Canada Equity Securities, Other CAD	Dec. 31, 2010 Canada Equity Securities, Other CAD	Dec. 31, 2011 Canada Quoted prices in active markets for identical assets (Level 1) Equity Securities, Other CAD	Dec. 31, 2010 Canada Quoted prices in active markets for identical assets (Level 1) Equity Securities, Other CAD	Dec. 31, 2011 Canada Significant other observable inputs (Level 2) Equity Securities, Other CAD	Dec. 31, 2010 Canada Significant other observable inputs (Level 2) Equity Securities, Other CAD	Dec. 31, 2011 Canada Significant unobservable inputs (Level 3) Equity Securities, Other CAD	Dec. 31, 2010 Canada Significant unobservable inputs (Level 3) Equity Securities, Other CAD	Dec. 31, 2011 U.S. and international Equity Securities, Other CAD	Dec. 31, 2010 U.S. and international Equity Securities, Other CAD	Dec. 31, 2011 U.S. and international Quoted prices in active markets for identical assets (Level 1) Equity Securities, Other CAD	Dec. 31, 2010 U.S. and international Quoted prices in active markets for identical assets (Level 1) Equity Securities, Other CAD	Dec. 31, 2011 U.S. and international Significant other observable inputs (Level 2) Equity Securities, Other CAD	Dec. 31, 2010 U.S. and international Significant other observable inputs (Level 2) Equity Securities, Other CAD	Dec. 31, 2011 U.S. and international Significant unobservable inputs (Level 3) Equity Securities, Other CAD	Dec. 31, 2010 U.S. and international Significant unobservable inputs (Level 3) Equity Securities, Other CAD	Dec. 31, 2011 Derivative Financial Instruments, Assets CAD	Dec. 31, 2010 Derivative Financial Instruments, Assets CAD	Dec. 31, 2011 Derivative Financial Instruments, Assets Quoted prices in active markets for identical assets (Level 1) CAD	Dec. 31, 2010 Derivative Financial Instruments, Assets Quoted prices in active markets for identical assets (Level 1) CAD	Dec. 31, 2011 Derivative Financial Instruments, Assets Significant other observable inputs (Level 2) CAD	Dec. 31, 2010 Derivative Financial Instruments, Assets Significant other observable inputs (Level 2) CAD	Dec. 31, 2011 Derivative Financial Instruments, Assets Significant unobservable inputs (Level 3) CAD	Dec. 31, 2010 Derivative Financial Instruments, Assets Significant unobservable inputs (Level 3) CAD
Summary of defined benefit pension plan assets at fair value
Defined benefit pension plans at fair values		9,215		8,310	347	106	1,264	941	22	21	691	620	294	254	3,240	3,523	48	35	0	0	0	0	0	0	0	0	4,986	3,908	299	71	1,264	941	18	16	0	0	0	0	989	879	0	0	0	0	4	5	691	620	294	254	2,839	2,398	0	0	2,839	2,398	0	0	963	1,117	882	1,050	81	67	0	0	2,340	2,482	2,310	2,438	30	44	0	0	455	371	0	0	455	371	0	0
Summary of defined benefit pension plan assets measured at fair value using unobservable inputs
As at January 1		879		828					5	12	620	576	254	240
Contributions		24		63							7	10	17	53
Disbursements/ Redemption of notes	(105)	(12)	(117)	(68)					(2)	(7)	(10)	(17)		(44)
Net realized gain (loss)		4		25							4	27		(2)
Increase in net unrealized gains		94		31					1		70	24	23	7
As at December 31		989		879					4	5	691	620	294	254

Stock-based compensation (Details) (CAD)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Fixed stock option plans
Number of Options, Outstanding, January 1, 2011	3,530,698
Weighted average exercise price, Outstanding, January 1, 2011	53.36
Number of new options granted	632,400
Weighted average exercise price of new options granted	65.03
Number of Options Transferred from TSARs	3,534,910
Weighted Average Exercise Price Transferred from TSARs	47.44
Number of options, exercised	(752,085)
Weighted average exercise price of options exercised	34.77
Number of options forfeited	(30,600)
Weighted average exercise price of options forfeited	52.73
Number of options, December 31, 2011	6,915,323
Weighted average exercise price of options, December 31, 2011	53.42
Number of options Vested or expected to vest at December 31, 2011	6,050,046
Weighted average exercise price of options Vested or expected to vest at December 31, 2011	51.37
Number of options, exercisable at December 31, 2011		4,265,273
Weighted average grant date fair value, exercisable at December 31, 2011		50.43
Non Vested Options
Fixed stock option plans
Number of Options, Outstanding, January 1, 2011	1,096,275
Weighted average grant date fair value of nonvested options, Outstanding, January 1, 2011	18.18
Number of new options granted	632,400
Weighted average grant date fair value of new nonvested options granted	19.44
Number of Nonvested Options Transferred from TSARs	1,563,675
Weighted Average Grant Date Fair Value of Nonvested Options Transferred from TSARs	11.63
Number of nonvested options vested	(635,000)
Weighted average grant date fair value of nonvested options vested	12.19
Number of options forfeited	(7,300)
Weighted average grant date fair value of nonvested options forfeited	22.26
Number of options, December 31, 2011	2,650,050
Weighted average grant date fair value of nonvested options outstanding, December 31, 2011	16.04

Stock-based compensation (Details 1) (CAD) In Millions, except Share data, unless otherwise specified	12 Months Ended
Dec. 31, 2011 Y
Stock options outstanding and exercisable
Options outstanding, Number of options	6,915,323
Options outstanding, Weighted average years to expiration	4.6
Options outstanding, Weighted average exercise price	53.42
Options outstanding, Aggregate intrinsic value (millions)	112
Options exercisable, Number of options	4,265,273
Options exercisable, Weighted average exercise price	50.43
Options outstanding, Aggregate intrinsic value (millions)	81
Range of exercise prices from $30.50 to $40.47
Stock options outstanding and exercisable
Range of option exercise prices, minimum	27.62
Range of option exercise prices, maximum	40.47
Options outstanding, Number of options	1,743,998
Options outstanding, Weighted average years to expiration	3.5
Options outstanding, Weighted average exercise price	33.66
Options outstanding, Aggregate intrinsic value (millions)	62
Options exercisable, Number of options	1,396,948
Options exercisable, Weighted average exercise price	33
Options outstanding, Aggregate intrinsic value (millions)	50
Range of exercise prices from $42.05 to $60.69
Stock options outstanding and exercisable
Range of option exercise prices, minimum	42.05
Range of option exercise prices, maximum	60.69
Options outstanding, Number of options	2,244,775
Options outstanding, Weighted average years to expiration	5.2
Options outstanding, Weighted average exercise price	51.19
Options outstanding, Aggregate intrinsic value (millions)	40
Options exercisable, Number of options	1,431,675
Options exercisable, Weighted average exercise price	50.68
Options outstanding, Aggregate intrinsic value (millions)	26
Range of exercise prices from $62.56 to $72.58
Stock options outstanding and exercisable
Range of option exercise prices, minimum	62.56
Range of option exercise prices, maximum	74.89
Options outstanding, Number of options	2,926,550
Options outstanding, Weighted average years to expiration	4.9
Options outstanding, Weighted average exercise price	66.82
Options outstanding, Aggregate intrinsic value (millions)	10
Options exercisable, Number of options	1,436,650
Options exercisable, Weighted average exercise price	67.15
Options outstanding, Aggregate intrinsic value (millions)	5

Stock-based compensation (Details 2) (CAD)	12 Months Ended
	Dec. 31, 2011 Y	Dec. 31, 2010 Y	Dec. 31, 2009 Y
Weighted average fair value assumptions
Expected option life (years)	6.3	6.25	5
Risk-free interest rate	2.79%	2.78%	2.35%
Expected stock price volatility	31.00%	30.00%	23.00%
Expected annual dividends per share	1.2	1.08	0.99
Estimated forfeiture rate	0.70%	0.70%	2.30%
Weighted average grant date fair value of options granted during the year	19.44	15.9	6.52

Stock-based compensation (Details 3) (CAD)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Summarized information related to the Company's tandem share appreciation rights
Weighted average exercise price of TSARs exercised as TSARs		14.27	7.39
Number of TSARs Transferred To Options	(3,534,910)
Number of TSARs Transferred to Options Nonvested TSARs	(1,563,675)
Weighted average exercise price, Transferred to Options	47.44
Weighted Average Grant Date Fair Value, Transferred to Options	11.63
TSARs
Summarized information related to the Company's tandem share appreciation rights
Non-vested TSARS outstanding	56,600	1,766,975
Number of TSARs outstanding December 31, 2011	383,400	3,998,910
Weighted average exercise price, outstanding January 1, 2011	47.43
Weighted average exercise price of TSARs exercised as TSARs	30.5
Number of TSARs exercised as TSARs	(1,300)
Number of TSARs outstanding exercised as Options	(65,400)
Weighted average exercise price of TSARs outstanding exercised as Options	41.01
Number of TSARs vested	142,500
Weighted average grant date fair value of nonvested TSARs vested	10.43
Number of TSARs forfeited	(13,900)
Number of TSARs, forfeited	(4,200)
Weighted average exercise price of new TSARs forfeited	61.69
Weighted average grant date fair value of new TSARs, forfeited	14.02
Weighted average exercise price fair value, outstanding December 31, 2011	47.97
Weighted average grant date fair value, outstanding December 31, 2011	11.73	11.54
Number of option, vested or expected to vest at December 31, 2011	383,400
Weighted average exercise price, vested or expected to vest at December 31, 2011	47.97
Number of option, exercisable at December 31, 2011	326,800
Weighted average exercise price, exercisable at December 31, 2011	48.28

Stock-based compensation (Details 4) (TSARs, CAD) In Millions, except Share data, unless otherwise specified	12 Months Ended
Dec. 31, 2011 Y
Number of TSARs outstanding and exercisable
TSARs outstanding, number of option	383,400
TSARs outstanding, weighted average years to expiration	4.2
TSARs outstanding, weighted average exercise price	47.97
TSARs outstanding, aggregate intrinsic value	8
TSARs exercisable, number of option	326,800
TSARs exercisable, weighted average exercise price	48.28
TSARs exercisable, aggregate intrinsic value	7
Range of exercise prices from $30.50 to $40.47
Number of TSARs outstanding and exercisable
Range of exercise prices, minimum	30.5
Range of exercise prices, maximum	40.47
TSARs outstanding, number of option	141,650
TSARs outstanding, weighted average years to expiration	3.1
TSARs outstanding, weighted average exercise price	33.24
TSARs outstanding, aggregate intrinsic value	5
TSARs exercisable, number of option	122,350
TSARs exercisable, weighted average exercise price	32.76
TSARs exercisable, aggregate intrinsic value	5
Range of exercise prices from $42.05 to $60.69
Number of TSARs outstanding and exercisable
Range of exercise prices, minimum	42.05
Range of exercise prices, maximum	60.69
TSARs outstanding, number of option	146,800
TSARs outstanding, weighted average years to expiration	4.7
TSARs outstanding, weighted average exercise price	49.87
TSARs outstanding, aggregate intrinsic value	3
TSARs exercisable, number of option	109,500
TSARs exercisable, weighted average exercise price	49.4
TSARs exercisable, aggregate intrinsic value	2
Range of exercise prices from $62.56 to $72.58
Number of TSARs outstanding and exercisable
Range of exercise prices, minimum	62.56
Range of exercise prices, maximum	72.58
TSARs outstanding, number of option	94,950
TSARs outstanding, weighted average years to expiration	4.9
TSARs outstanding, weighted average exercise price	66.99
TSARs outstanding, aggregate intrinsic value	0
TSARs exercisable, number of option	94,950
TSARs exercisable, weighted average exercise price	66.99
TSARs exercisable, aggregate intrinsic value	0

Stock-based compensation (Details 5) (CAD) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Fair value for shares vested for all plan
Share-based Compensation Arrangement by Share-based Payment Award, Equity Instruments Other than Options, Vested overall, Total Fair Value	9	12	12
Regular stock option Plan
Fair value for shares vested for all plan
Share-based Compensation Arrangement by Share-based Payment Award, Equity Instruments Other than Options, Vested overall, Total Fair Value	8	6	6
TSARs
Fair value for shares vested for all plan
Share-based Compensation Arrangement by Share-based Payment Award, Equity Instruments Other than Options, Vested overall, Total Fair Value	1	6	6

Stock-based compensation (Details 6) (CAD) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Information related to all options exercised in the stock option plans
Total intrinsic value	17	10	8
Cash received by the Company upon exercise of options	29	32	24

Stock-based compensation (Details 7) (Performance Share Unit)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Performance Share Unit
Summary of Performance Share Unit Plan
Number of option, outstanding, January 1, 2011	700,468	422,534
Number of PSUs\DSUs, granted	269,300	328,020
Number of PSUs units, in lieu of dividends	16,487	10,707
Number of PSUs, forfeited	55,944	60,793
Number of option, outstanding at December 31, 2011	930,311	700,468
Number of PSUs, exercisable	359,532

Stock-based compensation (Details 8) (Deferred Share Unit)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Deferred Share Unit
Summary of Deferred Share Unit Plan
Number of option, outstanding, January 1, 2011	388,346	345,843
Number of PSUs\DSUs, granted	67,306	37,802
Transferred from RSUs		18,756
Number of DSUs units, in lieu of dividends	7,732	6,226
Number of DSUs redeemed	(67,078)	(20,281)
Number of option, outstanding at December 31, 2011	396,306	388,346

Stock-based compensation (Details 9) (CAD) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Summary of total share based liabilities paid
Total share based liabilities paid	4	2	3
TSARs
Summary of total share based liabilities paid
Total share based liabilities paid	0	0	3
Deferred Share Unit
Summary of total share based liabilities paid
Total share based liabilities paid	4	2	0

Stock-based compensation (Details Textual) (CAD)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Stock-based Compensation (Textual)
Stock-based compensation expense	43,000,000	71,000,000	68,000,000
Regular options and TSARs earliest exercise period (in years)	2 years
Regular options and TSARs latest exercise period (in years)	10 years
Company's closing stock price	69.01
Grant date Fair Value of options, issued	12,000,000	1,000,000	0
Matching no. of DSU's that may be granted to key employees to meet share ownership target when acquiring Common Shares and DSU's acquired during first six months	Up to 33%
Matching no. of DSU's that may be granted to key employees to meet share ownership target when acquiring Common Shares and DSU's acquired after first six months	Up to 25%
Weighted average exercise price of TSARs exercised as TSARs		14.27	7.39
Common shares available for granting of future options under stock option plans	3,459,831	1,048,531	1,831,361
Common shares, authorized	15,578,642	15,578,642	15,578,642
Employer contributions	698,000,000	840,000,000	598,000,000
Regular and Performance stock options
Stock-based Compensation (Textual)
Share based compensation plans, Weighted average remaining term of vested or expected to vest options (in years)	5.3
Share based compensation plans, Aggregate intrinsic value	109,000,000
Total Number of in the Money Stock Options, Outstanding	5,730,673
Weighted average exercise price of in the money stock options	49.6
Weighted average years to expiration of exercisable in the money stock options	4.8
Expense for regular and performance stock options	15,000,000	2,000,000	(1,000,000)
Total unrecognized compensation related to share based compensation plans	5,000,000
Weighted average period over which unrecognized compensation will be recognized	0.9
Performance-contingent options
Stock-based Compensation (Textual)
Performance option expiry date	Five years and three months after the grant date
Performance-accelerated options
Stock-based Compensation (Textual)
Performance option expiry date	Five years after the grant date
TSARs
Stock-based Compensation (Textual)
Stock-based compensation expense	4,000,000	32,000,000	43,000,000
Cancellation of SARs	3,500,000
Adjustment to Additional Paid in Capital Reclassification of Fair Value of Recognized Liability	75,000,000
Adjustment to Additional Paid in Capital Recognition of Deferred Tax Asset	18,000,000
Weighted Average Fair Value of Unit Cancelled	23.75
Share based compensation plans, Weighted average remaining term of vested or expected to vest options (in years)	4.2
Share based compensation plans, Aggregate intrinsic value	8,000,000
Total Number of in the Money Stock Options, Outstanding	337,750
Weighted average exercise price of in the money stock options	44.76
Weighted average years to expiration of exercisable in the money stock options	4
Fair value of other than option on grant date	0	12,000,000	6,000,000
Weighted average exercise price of TSARs exercised as TSARs	30.5
Deferred Share Unit
Stock-based Compensation (Textual)
Stock-based compensation expense	5,000,000	6,000,000	8,000,000
Other than options vesting period	Up to 36 months
Time period for key employees to meet their ownership targets	5 years
Performance Share Unit
Stock-based Compensation (Textual)
Stock-based compensation expense	15,000,000	29,000,000	10,000,000
Other than options vesting period	Approximately three years
Fair value of other than option on grant date	16,000,000	15,000,000	15,000,000
Total unrecognized compensation related to share based compensation plans	17,000,000
Weighted average period over which unrecognized compensation will be recognized	1.6
Units Issued	269,300
Restricted Share Unit
Stock-based Compensation (Textual)
Fair value of other than option on grant date	4,000,000
Total unrecognized compensation related to share based compensation plans	4,000,000
Weighted average period over which unrecognized compensation will be recognized	2.9
Units Issued	64,470	151	405
Employee Share Purchase Plan
Stock-based Compensation (Textual)
Stock-based compensation expense	4,000,000	2,000,000	7,000,000
Period in which company's contribution are expensed	1 year
Employer contribution to employee share purchase plan	$1 for every $3 contributed by employees
Employer maximum contribution to employee share purchase plan	6% of annual salary
Total Participants in Employee Purchase Plan	13,984	13,525	13,261
Total number of shares purchased on behalf of participants	630,480	618,272	883,737
Employer contributions	4,000,000	3,000,000	3,000,000
Performance Stock Option Granted Prior to 2007
Stock-based Compensation (Textual)
Other than options vesting period	After 48 months

Variable interest entities (Details) (CAD) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2011
Variable interest entities (Textual) [Abstract]
Lease payments after tax	813
Future minimum lease payments before tax	145
Variable interest entity
Variable interest entities (Textual) [Abstract]
Lease payments after tax	8
Future minimum lease payments before tax	226
Period over which lease payments will be paid	19 years

Commitments and contingencies (Details)	12 Months Ended									12 Months Ended
	Dec. 31, 2011 USD ($)	Dec. 31, 2011 CAD	Dec. 31, 2010 CAD	Dec. 31, 2009 CAD	Oct. 31, 2011 Institution	Dec. 31, 2007 CAD	Dec. 31, 2011 Revolving credit facility CAD	Dec. 31, 2011 Revolving Credit Facility From Financial Institution CAD	Dec. 31, 2011 Short Term Borrowing [Member] CAD	Dec. 31, 2011 Future capital expenditures CAD	Dec. 31, 2011 Operating expenditures CAD	Dec. 31, 2011 Powder River Basin Expansion Project USD ($)	Dec. 31, 2011 Letter of Credit CAD
Commitments and Contingencies (Textual) [Abstract]
Total future capital expenditure										366,000,000	1,810,000,000
Maximum capacity under revolving credit facility							1,000,000,000	106,000,000					600,000,000
Accordion feature							1,300,000,000
Credit Agreement Outstanding		390,000,000							25,000,000
Number of financial institutions involved in extending arrangement through 2012					12
Revolving credit facility, available		156,000,000					429,000,000	106,000,000
Maximum Future Contingent Payments												1,200,000,000
Conditions for contingent payments												US $431 million which would become due if construction of the Powder River Basin expansion project starts prior to December 31, 2025 and up to approximately US$769 million would become due upon the movement of specified volumes over the Powder River Basin extension prior to December 31, 2025 upon achievement of certain milestones
Credit facility limit at pre-agreed pricing							400,000,000
Additional Commitments and Contingencies (Textual) [Abstract]
Weighted average interest rate of credit facilities	1.98%	1.98%		1.91%
Bank overdraft		2,000,000
Lease payments after tax		813,000,000
Operating lease annual payment, 2012		145,000,000
Operating lease annual payment, 2013		131,000,000
Operating lease annual payment, 2014		96,000,000
Operating lease annual payment, 2015		83,000,000
Operating lease annual payment, 2016		65,000,000
Expenses for operating leases		161,000,000	169,000,000	196,000,000
Purchase price of a subsidiary (DM&E)						1,500,000,000
Contingent payments related to construction of the Powder River Basin	431,000,000
Contingent payments related to movement of specified volumes over the Powder River Basin	769,000,000
Period for which future capital and operating expenditures are committed	2012-2030	2012-2030
Available revolving credit facility		106,000,000

Guarantees (Details) (CAD) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Guarantees (Textual) [Abstract]
Residual value guarantees on operating lease commitments	164
Accrued guarantees recorded in accounts payable and accrued liabilities	8	5

Segemented information (Details) (CAD) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011 customer	Dec. 31, 2010 customer	Dec. 31, 2009 customer
Geographic information
Revenues, Canada	3,766	3,635	3,166
Revenues, United States	1,411	1,346	1,236
Revenues, Total	5,177	4,981	4,402
Long-term assets excluding financial instruments, mortgages receivable and deferred tax assets, Canada	8,854	8,458	8,364
Long-term assets excluding financial instruments, mortgages receivable and deferred tax assets, United States	4,309	4,013	4,134
Long-term assets excluding financial instruments, mortgages receivable and deferred tax assets, Total	13,163	12,471	12,498
Segmented Information (Textual)
Number of customers comprising more than 10% of revenue and accounts receivable	0	0	0